As filed with the Securities and Exchange Commission on June 19, 2012

Securities Act of 1933 Registration No. 33-73404

Investment Company Act of 1940 Registration No. 811-08236

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 84	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 86	☒

(Check appropriate box or boxes)

NORTHERN FUNDS

(Exact Name of Registrant as Specified in Charter)

50 South LaSalle Street

Chicago, Illinois 60603

(Address of Principal Executive Offices)

800-595-9111

(Registrant’s Telephone Number, including Area Code)

Name and Address of Agent for Service:	with a copy to:

Diana E. McCarthy	Owen T. Meacham, Assistant Secretary
Drinker Biddle & Reath LLP	The Northern Trust Company
One Logan Square, Suite 2000	50 South LaSalle Street, B-7
Philadelphia, Pennsylvania 19103-6996	Chicago, Illinois 60603

It Is Proposed That This Filing Become Effective (Check Appropriate Box):

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☒	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

Preliminary Prospectus dated June 19, 2012

Subject to Completion

The information in the prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

MULTI-MANAGER FUNDS

NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER GLOBAL LISTED

INFRASTRUCTURE FUND [(                    )]

Preliminary Prospectus dated [            ], 2012

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. An investment in the Fund involves investment risks, including possible loss of principal.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

2	FUND SUMMARY

	2	MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND

7	INVESTMENT ADVISERS

8	ADVISORY FEES

9	FUND MANAGEMENT

11	OTHER FUND SERVICES

12	PURCHASING AND SELLING SHARES

	12	PURCHASING SHARES

	12	OPENING AN ACCOUNT

	14	SELLING SHARES

16	ACCOUNT POLICIES AND OTHER INFORMATION

22	DIVIDENDS AND DISTRIBUTIONS

23	TAX CONSIDERATIONS

25	SECURITIES, TECHNIQUES AND RISKS

	25	ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

	32	ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

36	FINANCIAL HIGHLIGHTS

37	FOR MORE INFORMATION

FUND SUMMARY

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND

INVESTMENT OBJECTIVE

The Fund seeks total return through both income and capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None
Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)		2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.80%
Other Expenses (1)		0.50%
Administration Fees	0.15%
Transfer Agency Fees	0.10%
Other Operating Expenses	0.25%

Total Annual Fund Operating Expenses		1.30%

Expense Reimbursement (2)		(0.30)%

Total Annual Fund Operating Expenses After Expense Reimbursement		1.00%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.
(2)

The Northern Trust Company of Connecticut and Northern Trust Investments, Inc. (the “Investment Advisers”) have contractually agreed to reimburse certain expenses of the Fund (excluding acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Funds; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; extraordinary expenses; and interest, if any) to the extent the “Total Annual Fund Operating Expenses After Expense Reimbursement” exceed 1.00%. This contractual limitation may not be terminated before July 31, 2013 without the approval of the Fund’s Board of Trustees.

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EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$ 102	$ 382

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance.

PRINCIPAL INVESTMENT STRATEGIES

In seeking to achieve total return, the Fund will invest, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in securities of infrastructure companies listed on a domestic or foreign exchange. The Fund invests primarily in equity securities, including common stock and preferred stock, of infrastructure companies. Under normal circumstances, the Fund will invest at least 40%, and may invest up to 100%, of its net assets in the securities of infrastructure companies economically tied to a foreign (non-U.S.) country, including emerging and frontier market countries. The Fund may invest in large, medium or small capitalization infrastructure companies.

The Fund considers a company to be engaged in the infrastructure business if it derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, infrastructure-related activities. The Fund defines “infrastructure” as the systems and networks of energy, transportation, utilities, communication and other services required for the normal function of society. Infrastructure companies are involved in, among other things: (1) the generation, transmission and distribution of electric energy; (2) the storage, transportation and distribution of natural resources, such as natural gas, used to produce energy; (3) alternative energy sources; (4) the building, operation and maintenance of highways, toll roads, tunnels, bridges and parking lots; (5) the building, operation and maintenance of airports and ports, railroads and mass transit systems; (6) telecommunications, including wireless and cable networks; (7) water treatment and distribution; and (8) other public services such as health care and education. Infrastructure companies also include energy-related companies organized as master limited partnerships (“MLPs”) and their affiliates, although the Fund will not invest more than 25% of its net assets in such energy-related MLPs and their affiliates. The Fund expects to invest a significant portion of its assets in infrastructure companies operating in the utilities and energy sectors.

The Fund may enter into spot and foreign currency exchange contracts to facilitate settlement of securities transactions. A portion of the Fund’s net assets may be “illiquid securities,” i.e. securities that do not have a readily available market or that are subject to resale restrictions.

The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.

The Fund utilizes a “multi-manager” approach whereby the Fund’s assets are allocated to one or more sub-advisers, in percentages determined at the discretion of the Investment Advisers. Each sub-adviser acts independently from the others and utilizes its own distinct investment style in selecting securities. However, each sub-adviser must operate within the constraints of the Fund’s investment objective, strategies and restrictions.

When determining the allocations and reallocations to sub-advisers, the Investment Advisers will consider a variety of factors, including but not limited to the sub-adviser’s investment approach, historical performance, and the characteristics of each sub-adviser’s allocated assets (including capitalization, growth and profitability measures, valuation metrics, economic sector exposures, and earnings and volatility statistics). The Investment Advisers seek, through their selection of sub-advisers and their allocation determinations, to reduce portfolio volatility and provide an attractive combination of risk and return for the Fund.

The Fund intends to be fully invested at all times. However, for temporary defensive purposes and pending investment money received for share purchases or to facilitate Fund redemptions, the Fund may invest up to 100% of its assets in cash, high quality short-term investments and repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

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NEW FUND RISK is the risk that the Fund, because it is new with no operating history, will not grow or maintain an economically viable size, in which case the Board of Trustees of the Fund may determine to liquidate the Fund.

MARKET SEGMENT RISK is the risk that concentrating in a particular segment of the market will generally be more volatile than investing more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting infrastructure companies may have a significant impact on the Fund’s performance.

INFRASTRUCTURE COMPANIES Infrastructure companies are subject to the risk that: the potential for realized revenue volumes is significantly lower than projected and/or there will be cost overruns; project sponsors will alter their terms making a project no longer economical; macroeconomic factors such as low gross domestic product (“GDP”) growth or high nominal interest rates will raise the average cost of funding; government regulation may affect rates charged to customers; government budgetary constraints will impact projects; special tariffs will be imposed; and changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company’s operations or an accident, changes in market sentiment towards infrastructure and terrorist acts.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

MULTI-MANAGER RISK is the risk that the sub-advisers’ investment styles will not always be complementary, which could affect the performance of the Fund.

CURRENCY RISK is the risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s net asset value (“NAV”) is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates.

FORWARD CURRENCY CONTRACTS is the risk that, if forward prices increase, a loss will occur to the extent that the agreed upon purchase price of the currency exceeds the price of the currency that was agreed to be sold.

COUNTERPARTY RISK is the risk that the other party(s) to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.

EMERGING MARKETS RISK is the risk that markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

FRONTIER MARKETS RISK is the risk that frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

FOREIGN (NON-U.S.) SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

MLP RISK is the risk that accompanies an investment in MLP units. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a decline in the value of the common stock. The Fund must include its allocable share of the MLP’s taxable income in its taxable income, whether or not it receives a distribution of cash from the MLP. In such case, the Fund may have to liquidate securities to make required distributions to the Fund’s shareholders.

LIQUIDITY RISK is the risk that some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

SMALL CAP STOCK RISK is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

MID CAP STOCK RISK is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

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REGULATORY RISK is the risk that changes in government regulation of the financial markets may adversely affect the value of a security.

NON-DIVERSIFICATION RISK is the risk that, to the extent the Fund invests a relatively high percentage of its assets in the securities of a single issuer or group of issuers, the Fund’s performance will be more vulnerable to changes in the market value of that single issuer or group of issuers, and more susceptible to risks associated with a single economic, political or regulatory occurrence.

CONCENTRATION RISK is the risk that because the Fund will invest more than 25% of its net assets (plus the amount of any borrowing for investment purposes) in securities in the infrastructure business, as defined in this Prospectus, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The Fund is new and does not yet have a full calendar year of performance. After the Fund has been in operation for a full calendar year, total return information will be presented. Updated performance information, which is accessible on the Fund’s Web site at www.northernfunds.com or by calling 800-595-9111, will provide some indication of the risks of investing in the Fund.

MANAGEMENT

INVESTMENT ADVISERS AND SUB-ADVISERS. The Northern Trust Company of Connecticut and Northern Trust Investments, Inc., a direct and an indirect subsidiary of Northern Trust Corporation, respectively, serve jointly as the Investment Advisers of the Multi-Manager Global Listed Infrastructure Fund. Brookfield Investment Management Inc. and Macquarie Capital Investment Management LLC each serves as a sub-adviser of the Fund.

PORTFOLIO MANAGERS

	Title	Portfolio Manager of Fund since:
The Northern Trust Company of Connecticut
Christopher E. Vella, CFA	Senior Vice President and Chief Investment Officer	Inception
Jessica K. Hart	Senior Vice President	Inception

Brookfield Investment Management Inc.
Sam Arnold, CFA	Director	Inception
Craig Noble, CFA	Managing Director and Portfolio Manager	Inception
Macquarie Capital Investment Management LLC
Brad Frishberg, CFA	Head of Macquarie Funds Group’s Infrastructure Securities Team; Chief Investment Officer; Portfolio Manager	Inception
Andrew Maple-Brown	Portfolio Manager	Inception

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) generally with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

•	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

•	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

•

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

•

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call

800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

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•

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

•

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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INVESTMENT ADVISERS

This Prospectus describes a multi-manager equity fund currently offered by Northern Funds (the “Trust”). The Trust also offers other multi-manager funds, which are described in separate prospectuses.

The Northern Trust Company of Connecticut (“NTCC”) and Northern Trust Investments, Inc. (“NTI”) (each an “Investment Adviser” and collectively, the “Investment Advisers”), are a direct and an indirect subsidiary of Northern Trust Corporation, respectively, and serve jointly as the Investment Advisers for the Fund and are responsible for its overall administration. NTCC is located at 300 Atlantic Street, Stamford, Connecticut 06901, and NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603.

NTCC is a state bank and trust company organized under the laws of the State of Connecticut and a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). NTCC and its predecessors have over 25 years of experience evaluating investment management firms. NTCC primarily manages assets for multi-manager institutional and individual separate accounts, investment companies and bank common and collective funds.

NTI is an Illinois State Banking Corporation and an investment adviser registered under the Advisers Act. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.

Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. Unless otherwise indicated, NTCC, NTI, and TNTC are referred to collectively in this Prospectus as “Northern Trust.”

As of March 31, 2012, Northern Trust Corporation, through its affiliates, had assets under custody of $4.6 trillion, and assets under investment management of $716.5 billion.

The Fund is managed by the Investment Advisers and one or more asset managers unaffiliated with the Investment Advisers (each a “Sub-Adviser” and together, the “Sub-Advisers”). The Investment Advisers also have the ultimate responsibility to oversee the Sub-Advisers, and to recommend their hiring, termination, and replacement, subject to approval by the Board of Trustees. The Investment Advisers are responsible for managing the Fund during transition periods in which an existing Sub-Adviser is terminated and a new Sub-Adviser is hired. Under the Advisory Agreement with the Trust, each Investment Adviser, subject to the general supervision of the Fund’s Board of Trustees, is responsible for: (1) selecting the overall investment strategies of the Fund; (2) recommending and selecting Sub-Advisers; (3) allocating and reallocating assets among the Sub-Advisers where the Fund has more than one Sub-Adviser; (4) monitoring and evaluating Sub-Adviser performance; and (5) implementing procedures to ensure that the Sub-Advisers comply with the Fund’s investment objective, policies and restrictions.

INVESTMENT SUB-ADVISERS

The Fund has received an exemptive order from the SEC that permits the Investment Advisers to engage or terminate a Sub-Adviser, and to enter into and materially amend an existing Sub-Advisory Agreement, upon the approval of the Board of Trustees, without obtaining shareholder approval. The Sub-Advisers will provide investment advisory services to the Fund except for cash management services for the Fund, which will be provided by the Investment Advisers. The Investment Advisers will select Sub-Advisers based upon the Sub-Adviser’s skills in managing assets pursuant to particular investment styles and strategies. The Investment Advisers will monitor existing Sub-Advisers based on their investment styles, strategies, and results in managing assets for specific asset classes. Each Sub-Adviser will have discretion to select portfolio securities for its portion of the Fund, but must select those securities according to the Fund’s investment objective and restrictions.

The current Sub-Advisers for the Fund and their portfolio managers are set forth on page 9 under the section entitled “Fund Management.”

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ADVISORY FEES

As compensation for advisory services and the assumption of related expenses, the Investment Advisers are entitled to an advisory fee, computed daily and payable monthly, at the annual rates set forth in the table below (expressed as a percentage of the Fund’s average daily net assets).

The Investment Advisers have contractually agreed to reimburse a portion of the Fund’s expenses (other than acquired fund fees and expenses, a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries (“Trustee Fees”), expenses related to third-party consultants engaged by the Board of Trustees of the Funds, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, extraordinary expenses and interest, if any) so that its “Total Annual Fund Operating Expenses After Expense Reimbursement” do not exceed the amounts shown in the table under the caption “Fees and Expenses of the Fund” in the Fund’s Fund Summary (plus acquired fund fees and expenses, a portion of Trustee Fees, expenses related to third-party consultants engaged by the Board of Trustees of the Funds, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, extraordinary expenses and interest, if any). Additionally, when the Fund reaches a breakpoint in its contractual advisory fee and actual advisory fees are reduced, the Investment Advisers will reduce the Total Annual Fund Fees and Expenses After Expense Reimbursement by the same amount as the advisory fee reduction. The contractual reimbursement arrangements are expected to continue until at least July 31, 2013. After this date, the Investment Advisers or the Fund may terminate the contractual arrangements. The Board of Trustees may terminate the contractual arrangements at any time with respect to the Fund if it determines that it is in the best interest of the Fund and its shareholders.

The Investment Advisers may reimburse additional expenses or waive additional advisory fees of the Fund. Any such additional expense reimbursement or waiver would be voluntary and could be implemented, increased or decreased, or discontinued at any time.

A discussion regarding the Board of Trustees’ basis for its the approval of the Fund’s Advisory Agreement and Sub-Advisory Agreements will be available in the Fund’s first annual or semi-annual report to shareholders following commencement of operations. The Sub-Advisers’ fees are paid by the Investment Advisers out of their advisory fee.

	Contractual Rate
Fund	First $1 Billion	Next $1 Billion	Over $2 Billion
MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE	0.80%	0.75%	0.72%

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FUND MANAGEMENT

Christopher E. Vella, Senior Vice President and Chief Investment Officer of NTCC, and Jessica K. Hart, Senior Vice President of NTCC, will be managers for the Fund. Mr. Vella has been with Northern Trust since 2004 and has been the Chief Investment Officer of NTCC since 2011. Prior to taking on Chief Investment Officer responsibilities, Mr. Vella was the Global Director of Northern’s Manager Research Team. Ms. Hart has been with Northern Trust since 2000 and has worked in the NTCC portfolio management department since 2003.

THE SUB-ADVISERS AND FUND MANAGERS TO THE FUND

Each Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of assets of the Fund allocated to it, subject to general supervision of the Investment Advisers and the Board of Trustees.

BROOKFIELD INVESTMENT MANAGEMENT, INC. (“BIM”). BIM has managed the Fund since inception. BIM is a wholly owned subsidiary of Brookfield Asset Management Inc. (“Brookfield”), a publicly held global alternative asset manager with approximately $150 billion in assets under management as of March 31, 2012. BIM’s principal offices are located at Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010. Craig Noble, CFA and Sam Arnold, CFA are the portfolio managers primarily responsible for the day-to-day management of the portion of the Fund sub-advised by BIM. Mr. Noble is a portfolio manager across BIM’s global listed infrastructure strategies and is based in Chicago. He leads BIM’s global listed infrastructure business and oversees portfolio construction including execution of buy/sell decisions. He joined Brookfield in 2004 and moved to BIM in February 2008, bringing more than 12 years of experience in the infrastructure arena. Mr. Noble holds the Chartered Financial Analyst designation. He has served as a portfolio manager of the Fund since its inception. Mr. Arnold is a Portfolio Manager for Brookfield’s infrastructure securities business. Mr. Arnold is responsible for coverage of the North American infrastructure market. Mr. Arnold has 14 years of infrastructure investing experience, including as a sell side analyst at Credit Suisse in the U.S. pipeline sector and work on a long/short energy infrastructure fund for a Chicago-based multi-strategy hedge fund. Mr. Arnold is trained as an engineer and began his career with Exxon USA, where he spent six years focusing on the design, construction, and operation of energy infrastructure assets. BIM utilizes a fundamental, bottom-up, value-based selection methodology, taking into account short-term considerations, such as temporary market mispricing, and long-term considerations, such as values of assets and cash flows. BIM also draws upon the expertise and knowledge within Brookfield and its affiliates, which provides extensive owner/operator insights into industry drivers and trends. BIM takes a balanced approach to investing, seeking to mitigate risk through diversification, credit analysis, economic analysis and review of sector and industry trends.

BIM uses proprietary research to select individual securities that it believes can add value from income and/or the potential for capital appreciation. The proprietary research may include an assessment of a company’s general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. The Fund may sell a security that becomes overvalued or no longer offers an attractive risk/reward profile. A security may also be sold due to changes in portfolio strategy or cash flow needs.

MACQUARIE CAPITAL INVESTMENT MANAGEMENT LLC (“MCIM”). MCIM has managed the Fund since inception. MCIM is a part of Macquarie Funds Group (“MFG”) and a wholly-owned, indirect subsidiary of Macquarie Group Limited (“Macquarie Group”), a global provider of banking, financial, advisory, investment and funds management services. MFG is a global asset manager with approximately $335 billion in assets under management as of March 31, 2012. MCIM is located at 125 West 55th Street, New York, New York 10019. Brad Frishberg, CFA and Andrew Maple-Brown are the portfolio managers primarily responsible for the day-to-day management of the portion of the Fund sub-advised by MCIM. Mr Frishberg oversees the firm’s infrastructure securities investment activities and serves as chief investment officer of infrastructure securities. He is also a co-portfolio manager for certain infrastructure portfolios within North America. He has more than 20 years of asset management experience. Prior to joining MFG in 2009 as managing director and deputy head of infrastructure securities, Mr. Frishberg was managing director and U.S. equity portfolio manager at J.P. Morgan Asset Management, where over a period of 13 years he was responsible for managing portfolios and businesses in London, Tokyo, and New York. Andrew Maple-Brown is managing director and portfolio manager of MFG’s structured securities investment team, with responsibility for managing portfolios in North America and Australia. He has more than 15 years of experience in financing and investing in infrastructure assets. He joined the firm in 2001 in the debt markets division, where his focus was primarily on infrastructure transactions, particularly public-private partnerships. In 2007 he joined the infrastructure securities team as a portfolio manager. Previously, he spent four years at Lend Lease in the project finance work. MCIM believes that a systematic approach based on fundamental analysis to identify long-term value in infrastructure and infrastructure-related companies will produce superior investment performance. MCIM’s specialist infrastructure securities investment team analyzes infrastructure companies to determine the quality of the infrastructure assets that are owned, operated, or managed by these companies and that therefore underpin these companies’ cash flow and growth. The team also analyzes infrastructure-related companies through review of key revenue and earnings drivers, growth potential, management quality, competitive analysis, and infrastructure characteristics. Preference is given to securities that the team believes exhibit stability in earnings and a positive earnings outlook. For each infrastructure and infrastructure-related company, MCIM will develop a target valuation using various methods including proprietary models and the fundamental analysis discussed above. This information will then be used to construct a portfolio diversified by country and infrastructure subsector. MCIM may sell a security under a variety of circumstances, such as a

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change in investment rationale or due to a shift in market conditions.

Investments in the Fund are not deposits with or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (“MBL”) nor any Macquarie Group company and are subject to investment risks, including loss of income and principal invested and possible delays in payment of redemption proceeds. Neither MBL nor any other member company of the Macquarie Group guarantees performance of the Fund or repayment of principal from the Fund or any particular rate of return.

Additional information about the Fund Managers’ compensation, other accounts managed by the Fund Managers and the Fund Managers’ ownership of securities in the Fund is available in the Statement of Additional Information.

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OTHER FUND SERVICES

The Northern Trust Company (“TNTC,” together with NTI and NTCC, referred to as “Northern Trust”) serves as Transfer Agent and Custodian for the Fund. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. In addition, NTI serves as Administrator for the Fund. TNTC also performs certain administrative services for the Fund pursuant to a sub-administration agreement with NTI. NTI pays TNTC for its sub-administration services out of its administration fees and TNTC’s fees do not represent additional expenses to the Fund.

NTI, as Administrator, is entitled to an administration fee from the Fund at the annual rate of 0.15% of the average daily net assets of the Fund. TNTC, as Transfer Agent, is entitled to transfer agency fees of 0.10% of the average daily net assets of the Fund.

Pursuant to an exemptive order issued by the SEC, the Fund invests its uninvested cash in a money market fund advised by one or more of the Investment Advisers or their affiliates. Accordingly, the Fund will bear indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the advisory, administrative, transfer agency and custody fees that the money market fund pays to the Investment Advisers and/or their affiliates. The uninvested cash of the Fund will be invested in the Northern Institutional Diversified Assets Portfolio. The aggregate annual rate of advisory, administration, transfer agency and custody fees payable to the Investment Advisers and/or their affiliates on the assets invested in the Northern Institutional Diversified Assets Portfolio is 0.35%. However, pursuant to the exemptive order, Northern will reimburse the Fund for advisory fees otherwise payable to the Fund on any assets invested in an affiliated money market fund.

TNTC, NTI and other Northern Trust affiliates may provide other services to the Fund and receive compensation for such services, if consistent with the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in the Fund may or may not receive specific notice of such additional services and fees.

Shares of the Trust are distributed by Northern Funds Distributors, LLC (“NFD”), Three Canal Plaza, Suite 100, Portland, Maine, 04101. NFD is not affiliated with TNTC, NTI, or any other Northern Trust affiliate.

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PURCHASING AND SELLING SHARES

THE TRUST IS A FAMILY OF NO-LOAD MUTUAL FUNDS THAT OFFERS A SELECTION OF FUNDS TO INVESTORS, EACH WITH A DISTINCT INVESTMENT OBJECTIVE AND RISK/REWARD PROFILE.

The description in the Fund Summary may help you decide whether the Fund fits your investment needs. Keep in mind, however, that no guarantee can be made that the Fund will meet its investment objective, and the Fund should not be relied upon as a complete investment program. The Trust also offers other funds, including additional multi-manager funds and asset allocation, equity, equity index, fixed-income and money market funds, which are described in separate prospectuses.

Please note that the fee and expense information shown under “Fees and Expenses of the Fund” in the Fund Summary beginning on page 2 does not reflect any charges that may be imposed by TNTC, its affiliates, correspondent banks and other institutions on their customers. (For more information, please see “Account Policies and Other Information—Financial Intermediaries” on page 20.)

PURCHASING SHARES

You may purchase shares directly from the Trust or, if you maintain certain accounts, through Northern Trust and certain other institutions. If you have any questions or need assistance in opening an investment account or purchasing shares, call 800-595-9111.

OPENING AN ACCOUNT

THROUGH AN AUTHORIZED INTERMEDIARY. The Trust may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase orders from their customers on behalf of the Fund. See “Account Policies and Other Information—Financial Intermediaries” on page 20 for additional information regarding purchases of Fund shares through authorized intermediaries.

DIRECTLY FROM THE FUND. You may open a shareholder account and purchase shares directly from the Fund generally with a minimum initial investment of $2,500 ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

For your convenience, there are a number of ways to invest directly in the Fund:

BY MAIL

•	Read this Prospectus carefully.

Complete and sign the New Account Application.

•	Enclose a check payable to Northern Funds.

•

If you are investing on behalf of a corporation or other entity, your New Account Application must be accompanied by a Northern Funds Certification Form or other acceptable evidence of authority (if applicable).

•	Mail your check, Northern Funds Certification Form or other acceptable evidence of authority (if applicable) and completed New Account Application to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

•	Additional documentation may be required to fulfill the requirements of the “Customer Identification Program” described on page 20.

•	For overnight delivery use the following address:

Northern Funds

801 South Canal Street

Chicago, Illinois 60607

•	For subsequent investments:

•	Enclose your check with the investment slip portion of the confirmation of your previous investment; or

•	Indicate on your check or a separate piece of paper your name, address and account number.

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash, travelers checks, money orders and third party checks are not acceptable.

12

BY WIRE OR AUTOMATED CLEARING HOUSE (“ACH”) TRANSFER

TO OPEN A NEW ACCOUNT:

•	For more information or instructions regarding the purchase of shares, call the Northern Funds Center at 800-595-9111.

•	Complete a New Account Application and send it to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

TO ADD TO AN EXISTING ACCOUNT:

•	Have your bank wire federal funds or effect an ACH transfer to:

The Northern Trust Company

Chicago, Illinois

ABA Routing No. 0710-00152

(Reference 10-Digit Fund account number, with no spaces

(e.g., ##########)

(Reference Shareholder’s Name)

BY DIRECT DEPOSIT

TO PURCHASE ADDITIONAL SHARES:

•	Determine if your employer has direct deposit capabilities through the ACH.

•	Have your employer send payments to:

ABA Routing No. 0710-00152

(Reference 10-Digit Fund account number, with no spaces

(e.g., ##########))

(Reference Shareholder’s Name)

The minimum periodic investment for direct deposit is $50.

BY AUTOMATIC INVESTMENT

TO OPEN A NEW ACCOUNT:

•	Complete a New Account Application, including the Automatic Investment section.

•	Send it to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

•	The minimum initial investment is $250; $50 for monthly minimum additions.

TO ADD TO AN EXISTING ACCOUNT:

•	Call 800-595-9111 to obtain an Automatic Investment Plan Form.

•	The minimum for automatic investment additions is $50.

If you discontinue participation in the plan, the Fund reserves the right to redeem your account involuntarily, upon 30 days’ written notice, if the account’s NAV is $1,000 or less. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum amount solely because of a decline in the Fund’s NAV.

BY DIRECTED REINVESTMENT

You may elect to have your income dividend and capital gain distributions automatically invested in another Fund account.

•	Complete the “Choose Your Dividend and Capital Gain Distributions” section on the New Account Application.

•	Reinvestments can only be directed to an existing Fund account (which must meet the minimum investment requirement).

BY EXCHANGE

You may open a new account or add to an existing account by exchanging shares of one fund of the Trust for shares of any other fund offered by the Trust. See “Selling Shares—By Exchange.”

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BY INTERNET

You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northernfunds.com or contact your Relationship Manager.

THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS

If you have an account with Northern Trust, you may purchase shares through Northern Trust. You also may purchase shares through other financial institutions that have entered into agreements with the Trust. To determine whether you may purchase shares through your institution, contact your institution directly or call 800-595-9111. Northern Trust and other financial institutions may impose charges against your account which will reduce the net return on an investment in the Fund. These charges may include asset allocation fees, account maintenance fees, sweep fees, compensating balance requirements or other charges based upon account transactions, assets or income.

SELLING SHARES

THROUGH AN AUTHORIZED INTERMEDIARY. If you purchase shares from an authorized intermediary, you may sell (redeem) shares by contacting your financial intermediary. See “Account Policies and Other Information—Financial Intermediaries” on page 20 for additional information regarding sales (redemptions) of Fund shares through authorized intermediaries.

REDEEMING AND EXCHANGING DIRECTLY FROM THE FUND. If you purchased shares directly or, if you purchased your shares through an account at Northern Trust or another financial institution and you appear on Fund records as the registered holder, you may redeem all or part of your shares using one of the methods described below.

BY MAIL

SEND A WRITTEN REQUEST TO:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

THE REDEMPTION REQUEST MUST INCLUDE:

•	The number of shares or the dollar amount to be redeemed;

•	The Fund account number;

•	The signatures of all account owners;

•	A signature guarantee also is required if:

•	The proceeds are to be sent elsewhere than the address of record, or

•	The redemption amount is greater than $50,000.

BY WIRE

If you authorize wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated account.

•	You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank.

•	Call the Transfer Agent at 800-595-9111 for instructions.

•	The minimum amount that may be redeemed by this method is $250.

BY SYSTEMATIC WITHDRAWAL

If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust.

•	Call 800-595-9111 for an application form and additional information.

•	The minimum amount is $250 per withdrawal.

BY EXCHANGE

The Trust offers you the ability to exchange shares of one fund in the Trust for shares of another fund in the Trust.

14

•	When opening an account, complete the Exchange Privilege section of the New Account Application or, if your account is already opened, send a written request to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

•	Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA).

•	Call 800-595-9111 for more information.

BY TELEPHONE

If you authorize the telephone privilege on your New Account Application, you may redeem shares by telephone.

•	If your account is already opened, send a written request to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

•	The request must be signed by each owner of the account and must be accompanied by signature guarantees.

•	Call 800-595-9111 to use the telephone privilege.

•

During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under “Selling Shares—By Mail” and outlined below under “Selling Shares—By Internet.”

BY INTERNET

You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northernfunds.com or contact your Relationship Manager.

REDEEMING AND EXCHANGING THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS

If you purchased your shares through an account at Northern Trust or through another financial institution, you may redeem or exchange your shares according to the instructions pertaining to that account.

•

Although the Trust imposes no charges when you redeem shares of the Fund (other than the 2.00% redemption fee charged for shares of the Fund held for less than 30 days), when shares are purchased through an account at Northern Trust or through other financial institutions, a fee may be charged by those institutions for providing services in connection with your account.

•	Contact your account representative at Northern Trust or at another financial institution for more information about redemptions or exchanges.

15

ACCOUNT POLICIES AND OTHER INFORMATION

CALCULATING SHARE PRICE. The Trust issues shares and redeems shares at NAV. The NAV for the Fund is calculated by dividing the value of the Fund’s net assets by the number of the Fund’s outstanding shares. The NAV is calculated on each Business Day as of 3:00 p.m. Central time for the Fund. The NAV used in determining the price of your shares is the one calculated after your purchase, exchange or redemption order is received in good order as described on page 20.

Investments of the Fund for which market quotations are readily available are priced at their market value. If market quotations are not readily available, or if it is believed that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be otherwise determined in good faith under procedures established by the Trustees. Circumstances in which securities may be fair valued include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news is released such as governmental approvals. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by the Fund if an event occurs after the publication of market values normally used by the Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust’s fair value procedures. This may occur particularly with respect to certain foreign securities held by the Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the value of those securities as of the time the Fund’s NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, governmental actions, or natural disasters. The use of fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments. Short-term obligations, which are debt instruments with a maturity of 60 days or less, held by the Fund are valued at their amortized cost, which, according to the Investment Advisers, approximates fair value.

The Fund may hold foreign securities that trade on weekends or other days when the Fund does not price its shares. Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.

TIMING OF PURCHASE REQUESTS. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary by 3:00 p.m. Central time on any Business Day will be executed the day they are received by either the Transfer Agent or other authorized intermediary, at that day’s closing share price for the Fund, provided that one of the following occurs:

•	The Transfer Agent receives payment by 3:00 p.m. Central time on the same Business Day; or

•

The requests are placed by a financial or authorized intermediary that has entered into a servicing agreement with the Trust and payment in federal or other immediately available funds is received by the Transfer Agent by the close of the same Business Day or on the next Business Day, depending on the terms of the Trust’s agreement with the intermediary.

Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. Central time on a Business Day will be executed on the next Business Day, at that day’s closing share price for the Fund, provided that payment is made as noted above.

MISCELLANEOUS PURCHASE INFORMATION.

•

You will be responsible for all losses and expenses of the Fund, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.

•	Exchanges into the Fund from another fund in the Trust may be subject to any redemption fee imposed by the other fund.

•

You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For additional details, please go to northernfunds.com or contact your Relationship Manager.

•

The Trust and NFD each reserves the right, in its sole discretion, to suspend the offering of shares of the Fund or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Trust also reserves the right to change or discontinue any of its purchase procedures.

•	In certain circumstances, the Trust may advance the time by which purchase orders must be received. See “Early Closings” on page 20.

•

If the Transfer Agent cannot locate an investor for a period of time specified by appropriate state law, the investor’s account may be deemed legally abandoned and then escheated (transferred) to the state’s unclaimed property administrator in accordance with statutory requirements.

TIMING OF REDEMPTION AND EXCHANGE REQUESTS. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a Business Day by 3:00 p.m. Central time will be executed on the same day at that day’s closing share price for the Fund (less any applicable redemption fee).

16

Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. Central time on a Business Day will be executed the next Business Day, at that day’s closing share price for the Fund (less any applicable redemption fee).

PAYMENT OF REDEMPTION PROCEEDS. Redemption proceeds normally will be sent or credited on the next Business Day or, if you are redeeming your shares through an authorized intermediary, up to three Business Days following the Business Day on which such redemption request is received in good order by the deadline noted above. However, if you have recently purchased shares with a check or through an electronic transaction, payment may be delayed as discussed below under “Miscellaneous Redemption Information.”

REDEMPTION FEES. The Fund charges a 2.00% redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Fund uses a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund from which the redemption is made, and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

The Fund is authorized to waive the redemption fee for the following transactions:

•

Redemptions from omnibus accounts, fee-based programs and employer-sponsored defined contribution plans maintained by financial intermediaries that inform the Fund that they are unable to impose a redemption fee on their underlying customer accounts;

•

Redemptions where the shares were purchased through financial intermediaries that the Investment Advisers determine to have appropriate anti-short-term trading policies in place or as to which the Investment Advisers have received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place;

•

Redemptions effected pursuant to asset allocation programs, wrap fee programs and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals;

•	Redemptions pursuant to systematic withdrawal plans and automatic exchange plans;

•	Redemptions of shares acquired by reinvestment of dividends, distributions or other payments;

•	Redemptions due to the death or the post-purchase disability of the beneficial owner of the account;

•	Redemptions to satisfy minimum required distributions from retirement accounts;

•	Redemptions representing the return of excess contributions in retirement accounts;

•	Redemptions initiated by the Fund; and

•	Redemptions following investments of contributions in the Fund by participants in defined contribution plans.

In addition to the circumstances noted above, the Fund reserves the right to waive the redemption fee in its discretion where it believes such waiver is consistent with the best interests of the Fund, to the extent permitted by law. In addition, the Fund reserves the right to add, modify or eliminate the redemption fee or waivers at any time and will give 60 days’ prior written notice of any material changes, unless otherwise provided by law.

Currently, the Fund is limited in its ability to assess or collect the redemption fee on all shares redeemed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or does not collect the fee at the time of a redemption, the Fund will not receive the redemption fee. If Fund shares are redeemed by a financial intermediary at the direction of its customers, the Fund may not know whether a redemption fee is applicable or the identity of the customer who should pay the redemption fee. Due to operational requirements, a financial intermediary’s method for tracking and calculating the redemption fee may differ in some respects from that used by the Fund. Northern Trust will ask financial intermediaries to assess redemption fees on shareholder accounts in appropriate cases and remit these fees to the Fund. However, for the reasons set forth above, there can be no assurance that the financial intermediaries will properly assess redemption fees. Customers purchasing shares from financial intermediaries should contact these intermediaries or refer to their account agreements or plan documents for more information on how the redemption fee is applied to their shares.

MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds also may be wired. Redemptions are subject to the following restrictions:

•	The Trust may require any information from the shareholder reasonably necessary to ensure that a redemption request has been duly authorized.

•	Redemption requests made to the Transfer Agent by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

•

The Trust reserves the right, on 30 days’ written notice, to redeem the shares held in any account if, at the time of redemption, the NAV of the remaining shares in the account falls below $1,000. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in the Fund’s NAV.

17

•

If you are redeeming recently purchased shares by check or electronic transaction, your redemption request may not be paid until your check or electronic transaction has cleared. This may delay your payment for up to 10 days.

•

The Trust and the Transfer Agent reserve the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Trust and its shareholders or the Transfer Agent.

•

You may initiate transactions between Northern Trust banking and the Trust’s accounts by using Northern Trust Private Passport. For additional details, please go to northernfunds.com or contact your Relationship Manager.

•	The Trust reserves the right to change or discontinue any of its redemption procedures.

•

The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to 7 days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund.

•

The Trust does not permit redemption proceeds to be sent by outgoing International ACH Transaction (“IAT”). An IAT is a payment transaction involving a financial institution’s office located outside U.S. territorial jurisdiction.

•	In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See “Early Closings” on page 20.

EXCHANGE PRIVILEGES. You may exchange shares of the Fund in the Trust for shares of another fund in the Trust only if the registration of both accounts is identical. Both accounts must have the same owner’s name and title, if applicable. An exchange is a redemption of shares of the Fund and the purchase of shares of another fund in the Trust. If the shares redeemed are held in a taxable account, an exchange is considered a taxable event and may result in a gain or loss. The Trust reserves the right to waive or modify minimum investment requirements in connection with exchanges.

The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days’ written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange, you should read the Prospectus for the shares you are acquiring.

POLICIES AND PROCEDURES ON EXCESSIVE TRADING PRACTICES. In accordance with the policy adopted by the Board of Trustees, the Trust discourages market timing and other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only. Excessive, short-term (market timing) trading practices may disrupt fund management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by long-term shareholders. The Fund, which invests in foreign securities, may be susceptible to the risk of excessive, short-term trading due to the potential for time zone arbitrage. These risks may be enhanced with respect to investments in issuers located in emerging or frontier markets. Securities of emerging and frontier market issuers tend to be less liquid than issuers located in developed markets, and funds that invest principally in issuers located in emerging and/or frontier markets may therefore be subject to an increased risk of arbitrage. The Trust and Northern Trust reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Northern Trust will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Northern Trust), the Trust (or Northern Trust) will exercise this right if, in the Trust’s (or Northern Trust’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Northern Trust), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Northern Trust or any affiliated person or associated person of Northern Trust.

To deter excessive shareholder trading, a shareholder is restricted to no more than two “round trips” in the Fund during a calendar quarter. A “round trip” is a redemption or exchange out of the Fund followed by a purchase or exchange into the Fund. The Trust is authorized to permit more than two “round trips” in the Fund during a calendar quarter if the Trust determines in its reasonable judgment that the Trust’s excessive trading policies would not be violated. Examples of such transactions include, but are not limited to, trades involving:

asset allocation programs, wrap fee programs and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals;

•	systematic withdrawal plans and automatic exchange plans;

•	reinvestment of dividends, distributions or other payments;

•	a death or post-purchase disability of the beneficial owner of the account;

•	minimum required distributions from retirement accounts;

•	the return of excess contributions in retirement accounts; and

•	redemptions initiated by the Fund.

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In addition, the Fund imposes a redemption fee on redemptions made within 30 calendar days of purchase subject to certain exceptions. For further information, please see “Redemption Fees” on page 17. As described below and in “Redemption Fees” it should be noted that the Trust’s ability to monitor and limit the trading activity of shareholders investing in the Fund through an omnibus account of a financial intermediary may be significantly limited or absent where the intermediary maintains the underlying shareholder accounts.

Pursuant to the policy adopted by the Board of Trustees, the Trust has developed criteria that it uses to identify trading activity that may be excessive. The Trust reviews on a regular and periodic basis available information relating to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Trust, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Trust detects excessive, short-term trading, whether or not the shareholder has made two round trips in a calendar quarter, the Trust may reject or restrict a purchase or exchange request and may further seek to close an investor’s account with the Fund.

The Trust may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Trust will apply the criteria in a manner that, in the Trust’s judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, retirement plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identities of individual investors whose purchase and redemption orders are aggregated are not known by the Fund. While Northern Trust may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund and Northern Trust will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

If necessary, the Trust may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the intermediary’s customers. Financial intermediaries may also monitor their customers’ trading activities in the Trust. Certain financial intermediaries may monitor their customers for excessive trading according to their own excessive trading policies. The Trust may rely on these financial intermediaries’ excessive trading policies in lieu of applying the Trust’s policies. The financial intermediaries’ excessive trading policies may differ from the Trust’s policies and there is no assurance that the procedures used by financial intermediaries will be able to curtail excessive trading activity in the Trust.

IN-KIND PURCHASES AND REDEMPTIONS. The Trust reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. The Trust also reserves the right to pay redemptions by a distribution “in-kind” of securities (instead of cash) from the Fund. See the Statement of Additional Information (“SAI”) for further information about the terms of these purchases and redemptions.

TELEPHONE TRANSACTIONS. All calls may be recorded or monitored. The Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing or follow the procedures found on pages 14 or 15 for initiating transactions by the Internet.

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder’s address of record.

The Trust reserves the right to refuse a telephone redemption.

MAKING CHANGES TO YOUR ACCOUNT INFORMATION. You may make changes to wiring instructions only in writing. You may make changes to an address of record or certain other account information in writing or by telephone. Written instructions must be accompanied by a signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program (“STAMP”), or other acceptable evidence of authority (if applicable). Additional requirements may be imposed. In accordance with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder’s current address.

SIGNATURE GUARANTEES. If a signature guarantee is required, it must be from an institution participating in STAMP, or other acceptable evidence of authority (if applicable) must be provided. Additional requirements may be imposed by the Trust. In addition to the situations described in this Prospectus, the Trust may require signature guarantees in other circumstances based on the amount of a redemption request or other factors.

BUSINESS DAY. A “Business Day” is each Monday through Friday when the New York Stock Exchange (the “Exchange”) is open for business. For any given calendar year, the Fund will be closed on the following holidays or as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

19

GOOD ORDER. A purchase, redemption or exchange request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed and delivered, including a completed Northern Funds Certification Form or other acceptable evidence of authority (if applicable). Requests must include the following:

•	The account number (if issued) and Fund name;

•	The amount of the transaction, in dollar amount or number of shares;

•	For redemptions and exchanges (other than online, telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;

•	Required signature guarantees, if applicable;

•

Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call 800-595-9111 for more information about documentation that may be required of these entities.

Additionally, a purchase order initiating the opening of an account will not be considered to be “in good order” unless the investor has provided all information required by the Trust’s “Customer Identification Program” described below.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Trust to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Trust. Applications without this information, or without an indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or the Trust’s customer identification program, the Trust reserves the right to: (a) place limits on account transactions until the investor’s identity is verified; (b) refuse an investment in the Trust; or (c) involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Trust and its agents will not be responsible for any loss in an investor’s account resulting from an investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.

EARLY CLOSINGS. The Fund reserves the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange closes early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. In addition, the Board of Trustees of the Fund may, for any Business Day, decide to change the time as of which the Fund’s NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.

EMERGENCY OR UNUSUAL EVENTS. In the event the Exchange does not open for business because of an emergency or unusual event, the Trust may, but is not required to, open one or more funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during an emergency situation or unusual event, please call 800-595-9111 or visit northernfunds.com.

FINANCIAL INTERMEDIARIES. The Trust may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase, redemption and exchange orders from their customers on behalf of the Fund. These authorized intermediaries also may designate other intermediaries to accept such orders, if approved by the Trust. The Fund will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Fund’s per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.

The Trust may enter into agreements with certain financial intermediaries, including affiliates of Northern Trust, that perform support and/or distribution services for their customers who own Fund shares (“Service Organizations”). These support services may include:

•	assisting investors in processing purchase, exchange and redemption requests;

•	processing dividend and distribution payments from the Fund;

•	providing information to customers showing their positions in the Fund; and

•	providing subaccounting with respect to Fund shares beneficially owned by customers or the information necessary for subaccounting.

In addition, Service Organizations may provide distribution services, such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of Fund shares.

For their services, Service Organizations may receive fees from the Fund at annual rates of up to 0.25% of the average daily NAV of the shares covered by their agreements. Because these fees are paid out of the Fund’s assets on an on-going basis, they will increase the cost of your investment in the Fund.

Northern Trust also may provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, for marketing and distribution in connection with the Trust. Northern Trust may also sponsor informational meetings, seminars

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and other similar programs designed to market the Trust. The amount of such compensation and payments may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Advisers (after adjustments). The additional compensation and payments will be paid by Northern Trust or its affiliates and will not represent an additional expense to the Trust or its shareholders. Such payments may provide incentives for financial intermediaries to make shares of the Fund available to their customers, and may allow the Fund greater access to such parties and their customers than would be the case if no payments were paid.

Investors purchasing shares of the Fund through a financial intermediary should read their account agreements with the financial intermediary carefully. A financial intermediary’s requirements may differ from those listed in this Prospectus. A financial intermediary also may impose account charges, such as asset allocation fees, account maintenance fees and other charges that will reduce the net return on an investment in the Fund. If an investor has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the investor may be required to redeem all or a portion of the investor’s investment in the Fund.

Conflict of interest restrictions may apply to the receipt of compensation by a Service Organization or other financial intermediary in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel.

State securities laws regarding the registration of dealers may differ from federal law. As a result, Service Organizations and other financial intermediaries investing in the Fund on behalf of their customers may be required to register as dealers.

PORTFOLIO HOLDINGS. The Fund, or its duly authorized service providers, may publicly disclose holdings of the Fund in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.

A complete schedule of the Fund’s holdings, current as of calendar quarter-end, will be available on the Trust’s Web site at northernfunds.com no earlier than ten (10) calendar days after the end of the respective period. The Fund will also publish its top ten holdings on its Web site, current as of month end, no earlier than ten (10) calendar days after the end of the month. This information will remain available on the Web site at least until the Fund files with the SEC its semiannual/annual shareholder report or quarterly portfolio holdings report that includes such period. The Fund may terminate or modify this policy at any time without further notice to shareholders.

A further description of the Trust’s Policy on Disclosure of Portfolio Holdings is available in the SAI.

SHAREHOLDER COMMUNICATIONS. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of September 30 and with an annual report containing audited financial statements as of March 31. If you have consented to the delivery of a single copy of shareholder reports, prospectuses, proxy statements or information statements to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting the Northern Funds Center by telephone at 800-595-9111 or by mail at Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986. You also may send an e-mail to northern-funds@ntrs.com. The Fund will begin sending individual copies to you within 30 days after receipt of your revocation.

The Trust may reproduce this Prospectus in electronic format that may be available on the Internet. If you have received this Prospectus in electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Funds Center at P.O. Box 75986, Chicago, Illinois 60675-5986, calling 800-595-9111 or by sending an e-mail to: northern-funds@ntrs.com.

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DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS OF THE FUND ARE AUTOMATICALLY REINVESTED IN ADDITIONAL SHARES OF THE FUND WITHOUT ANY SALES CHARGE.

You may, however, elect to have dividends or capital gain distributions (or both) paid in cash or reinvested in shares of another fund in the Trust at its NAV per share. If you would like to receive dividends or distributions in cash or have them reinvested in another fund in the Trust, you must notify the Transfer Agent in writing. This election will become effective for distributions paid two days after its receipt by the Transfer Agent. Dividends and distributions only may be reinvested in a fund in the Trust in which you maintain an account.

Dividend and capital gain distributions that are returned to the Fund as undeliverable will be reinvested into your account upon return receipt at the Fund’s then current NAV. Also, future distributions will be reinvested until the Fund receives valid delivery instructions.

The following table summarizes the general distribution policies for the Fund. The Fund may, in some years, pay additional dividends or make additional distributions to the extent necessary for the Fund to avoid incurring unnecessary tax liabilities or for other reasons.

Fund	Dividends, if any, Declared and Paid	Capital Gains, if any, Declared and Paid
MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE	Quarterly	Annually

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TAX CONSIDERATIONS

The following is a summary of certain tax considerations that may be relevant to an investor in the Fund. The discussions of the federal tax consequences in this Prospectus and the SAI are based on the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this Prospectus. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. Except where otherwise indicated, the discussion relates to shareholders who are individual United States citizens or residents and is based on current tax law. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DISTRIBUTIONS. The Fund intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on the Fund’s distributions to you, regardless of whether they are paid in cash or reinvested in Fund shares. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gain (the excess of net long-term capital gains over net short-term capital losses) of the Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is currently 15%. However, currently a sunset provision provides that the 15% long-term capital gain rate will increase to 20% for taxable years beginning after December 31, 2012. Beginning in 2013, U.S. individuals with “modified adjusted gross income” exceeding $200,000 ($250,000 if married and filing jointly) will be subject to the Medicare contribution tax on their “net investment income,” which includes interest, dividends and capital gains at a rate of 3.8%. Every year, the Trust will send you information detailing the amount of ordinary income and capital gains distributed to your account for the previous year.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”) and when certain other requirements are met, then all distributions paid by the Fund to individual shareholders will be treated as qualifying dividends. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Fund’s distributions that qualify for this favorable treatment may be reduced as a result of a high portfolio turnover rate or by investments in debt securities or “non-qualified” foreign corporations. This lower rate for “qualifying dividends” is also currently scheduled to expire after 2012. For taxable years beginning after December 31, 2012, “qualifying dividends” will be taxed at ordinary income rates.

To the extent that the Fund invests a portion of its assets in entities that qualify as REITs for U.S. federal income tax purposes or foreign corporations that are not “qualified” foreign corporations, distributions attributable to the dividends from those entities will generally not constitute “qualifying dividends” for purposes of the 15% rate. Accordingly, investors in the Fund should anticipate that all or a portion of the dividends they receive may be taxable at the higher rates generally applicable to ordinary income.

A portion of distributions paid by the Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced by a high portfolio turnover rate or by investments in debt securities or foreign corporations. It is expected that distributions paid by the Fund will generally not qualify for this deduction.

To the extent that the Fund invests a portion of its assets in MLPs, Fund distributions attributable to distributions from those entities will generally not constitute “qualifying dividends” for purposes of the 15% rate. Additionally, the Fund may be allocated items of tax preference or adjustment for alternative minimum tax purposes from MLPs and will be required to allocate those items to shareholders.

Distributions from the Fund will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

You should note that if you buy shares of the Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

FOREIGN TAXES. The Fund may be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. It is expected that the Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If it chooses not to make the election, the Fund will be entitled to deduct such taxes in computing the amounts it is required to distribute.

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SALES AND EXCHANGES. The sale, exchange, or redemption of Fund shares is a taxable event on which a gain or loss may be recognized. For federal income tax purposes, an exchange of shares of one fund for shares of another fund is considered the same as a sale. The amount of gain or loss is based on the difference between your tax basis in the Fund shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. Gains and losses on shares held for twelve months or less will generally constitute short-term capital gains, except that a loss on shares held six months or less will be recharacterized as a long-term capital loss to the extent of any capital gains distributions that you have received on the shares. A loss realized on a sale or exchange of fund shares may be disallowed under the so-called “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The Fund is required to compute and report to the Internal Revenue Service and furnish to Fund shareholders cost basis information when such shares are sold or exchanged. The Fund has elected to use the average cost method, unless you instruct the Fund to select a different IRS-accepted cost basis method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your broker or other financial advisor, they may select a different cost basis method. In these cases, please contact your broker or other financial advisor to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting requirements apply to them.

IRAS AND OTHER TAX-QUALIFIED PLANS. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA or other tax-qualified plan will not be currently taxable unless shares are acquired with borrowed funds.

BACKUP WITHHOLDING. The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 28% of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an “exempt recipient.”

U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS. Nonresident aliens, foreign corporations and other foreign investors in the Fund will generally be exempt from U.S. federal income tax on Fund distributions attributable to net capital gains. The exemption may not apply, however, if the investment in the Fund is connected to a trade or business of the foreign investor in the United States or if the foreign investor is present in the United States for 183 days or more in a year and certain other conditions are met.

Fund distributions attributable to other categories of Fund income, such as dividends from companies whose securities are held by the Fund, will generally be subject to a 30% withholding tax when paid to foreign shareholders. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits.

A foreign investor will generally not be subject to U.S. tax on gains realized on sales or exchanges of Fund shares unless the investment in the Fund is connected to a trade or business of the investor in the United States or if the investor is present in the United States for 183 days or more in a year and certain other conditions are met.

In addition beginning January 1, 2014, the Fund will be required to withhold 30% tax on payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund.

STATE AND LOCAL TAXES. You may also be subject to state and local taxes on income and gain attributable to your ownership of Fund shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest earned by the Fund on U.S. government securities. You should consult your tax advisor regarding the tax status of distributions in your state and locality.

CONSULT YOUR TAX PROFESSIONAL. Your investment in the Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Fund. More tax information relating to the Fund is also provided in the SAI. This short summary is not intended as a substitute for careful tax planning.

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SECURITIES, TECHNIQUES AND RISKS

ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

All investments carry some degree of risk that will affect the value of the Fund’s investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in the Fund.

This section takes a closer look at some of the Fund’s principal investment strategies and related risks.

INVESTMENT OBJECTIVE. The Fund’s investment objective may be changed by the Trust’s Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in the Fund having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Fund.

CONVERTIBLE SECURITIES. A convertible security is a bond or preferred stock that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

INVESTMENT STRATEGY. The Fund may acquire convertible securities. The Fund may invest up to 15% of its total assets in convertible securities that are rated non-investment grade at the time of purchase, although generally convertible securities will be rated investment grade at the time of purchase, when the Sub-Advisers determine that such securities are desirable in light of the Fund’s investment objective.

SPECIAL RISKS. The price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock because of either a conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Additionally, a convertible security normally also will provide income and therefore is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, the Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s return and its ability to achieve its investment objective.

EQUITY SECURITIES. “Equity securities” include common stocks, preferred stocks, investment companies including exchange-traded funds (“ETFs”), interests in real estate investment trusts (“REITs”), convertible securities, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities.

INVESTMENT STRATEGY. The Fund invests primarily in equity securities.

SPECIAL RISKS. Investing in equity securities involves market risk. Market risk is the risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. Stock prices have historically risen and fallen in periodic cycles. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Price changes may be temporary or last for extended periods. Accordingly, the values of the equity investments that the Fund holds may decline over short or extended periods. This volatility means that the value of your investment in the Fund may increase or decrease. You could lose money over short periods due to fluctuation in the Fund’s NAV in response to market movements, and over longer periods during market downturns.

Over the past several years, stock markets have experienced substantial price volatility. Growth stocks are generally more sensitive to market movements than other types of stocks and their stock prices may therefore be more volatile and present a higher degree of risk of loss. Value stocks, on the other hand, may fall out of favor with investors and underperform growth stocks during any given period.

FOREIGN INVESTMENTS. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded primarily outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are receipts that are traded in the U.S., and entitle the holder to all dividend and capital gain distributions that are paid out on the underlying foreign shares. EDRs and GDRs are receipts that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and generally are denominated in a foreign currency. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and The International Bank for Reconstruction and Development, also known as the World Bank) and international banking institutions and related government agencies.

INVESTMENT STRATEGY. Under normal circumstances, the Fund will invest at least 40%, and may invest up to 100% of its net assets, in the securities of companies economically tied to a foreign (non-U.S.) country. In determining if a security is economically tied to a foreign (non-U.S.) country, the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund may determine a security is economically tied to a foreign country based on other factors, such as an issuer’s country of domicile, where the majority of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to foreign countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are

25

issued by foreign governments or by an issuer economically tied to a foreign country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to a foreign country as described above. The Fund expects its foreign investments to be allocated among companies that are diversified among various regions, countries (no less than three different foreign countries), industries and capitalization ranges.

The Fund may invest a substantial portion of its total assets in foreign countries that are considered emerging or frontier markets. Such countries may include, but are not limited to, Argentina, Bahrain, Bangladesh, Brazil, Bulgaria, Chile, China, Colombia, Croatia, Czech Republic, Egypt, Estonia, Hungary, India, Indonesia, Jordan, Kazakhstan, Kenya, Korea, Kuwait, Lebanon, Lithuania, Malaysia, Mauritius, Mexico, Morocco, Nigeria, Oman, Pakistan, Peru, Philippines, Poland, Qatar, Romania, Russia, Serbia, Slovenia, South Africa, Sri Lanka, Taiwan, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, United Arab Emirates and Vietnam.

The Fund may invest more than 25% of its total assets in the securities of issuers located in a single foreign country or a single geographic region having securities markets that are highly developed, liquid and subject to extensive regulation. Such regions may include, but are not limited to North America, Pacific Asia and Europe.

GENERAL. Foreign securities involve special risks and costs, which are considered by the Sub-Advisers in evaluating the creditworthiness of issuers and making investment decisions for the Fund. Foreign securities fluctuate in price because of political, financial, social and economic events in foreign countries. A foreign security could also lose value because of more or less stringent foreign securities regulations and less stringent accounting and disclosure standards. In addition, foreign markets may have greater volatility than domestic markets and foreign securities may be less liquid and harder to value than domestic securities.

Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their obligations. The performance of investments in securities denominated in a foreign currency also will depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which otherwise could affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the recent decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

While the Fund’s investments may be denominated in foreign currencies, the portfolio securities and other assets held by the Fund are valued in U.S. dollars. Price fluctuations may occur in the dollar value of foreign securities because of changing currency exchange rates or, in the case of hedged positions, because the U.S dollar declines in value relative to the currency hedged. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that the Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund’s net currency positions may expose it to risks independent of its securities positions.

The Fund’s assets may be concentrated in countries located in the same geographic region. This concentration will subject the Fund to risks associated with that particular region, such as general and local economic, political and social conditions. The Fund may invest more than 25% of its total assets in the securities of issuers located in a single country, and such an investment will subject the Fund to increased foreign securities risk with respect to the particular country.

On January 1, 1999, the European Economic and Monetary Union (“EMU”) introduced a new single currency called the euro. The euro has replaced the national currencies of many European countries.

The European Central Bank has control over each member country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is relatively new and untested. The elimination of the currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot fully be assessed at this

26

time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro.

Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could affect adversely the values of securities held by the Fund. Because of the number of countries using this single currency, a significant portion of the assets held by the Fund may be denominated in the euro.

SPECIAL RISKS—EMERGING AND FRONTIER MARKETS. Additional risks are involved when investing in countries with emerging or frontier economies or securities markets. Emerging and frontier market countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of developed countries. In general, the securities markets of these countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as frequent accounting, financial and other reporting requirements as the securities markets of more developed countries as has historically been the case. As a result, the risks presented by investments in these countries are heightened. These countries also have problems with securities registration and custody. Additionally, settlement procedures in emerging and frontier market countries are frequently less developed and reliable than those in the United States, and may involve the Fund’s delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations. The Fund’s purchase and sale of portfolio securities in certain emerging and frontier market countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume or holdings of the Fund, the Investment Advisers, their affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. As a result of these and other risks, investments in these countries generally present a greater risk of loss to the Fund.

Investments in some emerging and frontier market countries, such as those located in Asia, may be restricted or controlled. In some countries, direct investments in securities may be prohibited and required to be made through investment funds controlled by such countries. These limitations may increase transaction costs and adversely affect a security’s liquidity, price, and the rights of the Fund in connection with the security.

Unanticipated political, economic or social developments may affect the value of the Fund’s investments in emerging and frontier market countries and the availability to the Fund of additional investments in these countries. Some of these countries may have failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There have been occasional limitations on the movements of funds and other assets between different countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Many emerging market countries are subject to rapid currency devaluations and high inflation and/or economic recession and significant debt levels. These economic factors can have a material adverse affect on these countries’ economies and their securities markets. Moreover, many emerging market countries’ economies are based on only a few industries and/or are heavily dependent on global trade. Therefore, they may be negatively affected by declining commodity prices, factors affecting their trading markets and partners, exchange controls and other trade barriers, currency valuations and other protectionist measures.

From time to time, certain of the companies in which the Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks.

Many emerging and frontier market countries also impose withholding or other taxes on foreign investments, which may be substantial and result in lower Fund returns.

The creditworthiness of firms used by the Fund to effect securities transactions in emerging and frontier market countries may not be as strong as in some developed countries. As a result, the Fund could be subject to a greater risk of loss on its securities transactions if a firm defaults on its responsibilities.

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The Fund’s ability to manage its foreign currency may be restricted in emerging and frontier market countries. As a result, a significant portion of the Fund’s currency exposure in these countries may not be covered.

Frontier market countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of the Fund’s shares to decline.

The recent decline in the U.S. economy as a result of the subprime crisis may have a disproportionately more adverse effect on economies of emerging and frontier market countries.

FORWARD CURRENCY EXCHANGE CONTRACTS. A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate.

INVESTMENT STRATEGY. The Fund may enter into forward currency exchange contracts for hedging purposes, in anticipation of the purchase of securities and for liquidity management purposes but not for speculative purposes or to seek to enhance total return. The Fund also may enter into forward currency exchange contracts to help reduce the risks and volatility caused by changes in foreign currency exchange rates. Foreign currency exchange contracts will be used at the discretion of the Sub-Advisers, and the Fund is not required to hedge its foreign currency positions.

SPECIAL RISKS. Forward foreign currency contracts are privately negotiated transactions, and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of the Fund’s foreign holdings increases because of currency fluctuations. The institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.

ILLIQUID OR RESTRICTED SECURITIES. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see “Insurance Funding Agreements” below) certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and both foreign and domestic securities that are not readily marketable.

INVESTMENT STRATEGY. The Fund may invest up to 15% of its net assets in securities that are illiquid. If otherwise consistent with its investment objective and strategies, the Fund may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). These securities will not be considered illiquid so long as the Investment Advisers or Sub-Advisers determine, under guidelines approved by the Northern Multi-Manager Funds’ Board of Trustees, that an adequate trading market exists.

SPECIAL RISKS. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Fund. The practice of investing in Rule 144A Securities could increase the level of the Fund’s illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities. Securities purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions and/or investor perception.

INFRASTRUCTURE COMPANIES. The Fund considers a company to be engaged in the infrastructure business if it derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, infrastructure-related activities. The Fund defines infrastructure as the systems and networks of energy, transportation, utilities, communication and other services required for the normal function of society. Infrastructure companies are involved in, among other things: (1) the generation, transmission and distribution of electric energy; (2) the storage, transportation and distribution of natural resources, such as natural gas, used to produce energy; (3) alternative energy sources; (4) the building, operation and maintenance of highways, toll roads, tunnels, bridges and parking lots; (5) the building, operation and maintenance of airports and ports, railroads and mass transit systems; (6) telecommunications, including wireless and cable networks; (7) water treatment and distribution; and (8) other public services such as health care and education.

INVESTMENT STRATEGY. Under normal circumstances, the Fund will invest at least 80% of its assets in securities of infrastructure companies that are listed on a domestic or foreign exchange.

SPECIAL RISKS. Investments in infrastructure-related companies have greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure-related companies are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with compliance with and changes in environmental and other regulations, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, the effects of surplus capacity, increased competition from other providers of services in a developing deregulatory environment, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be

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subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, government budgetary constraints, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Other factors that may affect the operations of infrastructure-related companies include innovations in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company’s products, increased susceptibility to terrorist acts or political actions, risks of environmental damage due to a company’s operations or an accident, and general changes in market sentiment towards infrastructure and utilities assets.

MASTER LIMITED PARTNERSHIPS. An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

INVESTMENT STRATEGY. The Fund may invest up to 25% of its net assets in energy-related companies organized as MLPs and their affiliates.

SPECIAL RISKS. As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments.

A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a decline in the value of the common stock.

To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a limited partner or member in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. The Fund may have to sell investments to provide cash to make required distributions if its allocable share of an MLP’s income and gains is not offset by the MLP’s tax deductions, losses and credits and the MLP does not distribute sufficient cash. The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP’s tax deductions, losses or credits is essentially treated as a return of capital. The percentage of an MLP’s income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in the Fund’s portfolio could result in a reduction of depreciation deductions, which may result in increased current taxable income for the Fund.

Because of the Fund’s investments in equity securities of MLPs, the Fund’s earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. Because of these differences, the Fund may make distributions out of its current or accumulated earnings and profits, which will be treated as taxable dividends, even in years in which the Fund’s distributions exceed its taxable income. In addition, changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLP investments in which the Fund invests.

INITIAL PUBLIC OFFERINGS. An IPO is a company’s first offering of stock to the public.

INVESTMENT STRATEGY. The Fund may invest in IPOs to a moderate extent.

SPECIAL RISKS. An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of a portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it subsequently will distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell

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significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. The Fund’s investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

NON-INVESTMENT GRADE SECURITIES. Non-investment grade convertible securities (sometimes referred to as “junk bonds”) generally are rated BB or below by a nationally recognized statistical rating organization (“NRSRO”), or, if unrated, are determined to be of comparable quality by the Sub-Advisers.

INVESTMENT STRATEGY. The Fund may invest up to 15% of its total assets, measured at the time of purchase, in non-investment grade convertible securities, when the Sub-Advisers determine that such securities are desirable in light of the Fund’s investment objective and portfolio mix.

SPECIAL RISKS. Non-investment grade and convertible securities are considered predominantly speculative by traditional investment standards. The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired. The risk of loss due to default by these issuers also is greater because low-rated securities generally are unsecured and often are subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation will be uncertain. The Fund also may incur additional expenses in seeking recovery on defaulted securities.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for these securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for the Fund to obtain precise valuations of such securities in its portfolio.

Investments in lower quality securities, whether rated or unrated, will be more dependent on the Investment Advisers’ credit analysis than would be the case with investments in higher quality securities.

PREFERRED STOCK. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners.

INVESTMENT STRATEGY. The Fund invest in preferred stocks to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. Unlike most debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, typically may not be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

REAL ESTATE INVESTMENT TRUSTS. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans.

INVESTMENT STRATEGY. The Fund may invest in REITs to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of a REIT’s manager. REITs also are subject to risks generally associated with investments in real estate. These risks include: changes in the value of real estate properties and difficulties in valuing and trading real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty and condemnation losses; variations in rental income; changes in the appeal of property to tenants; tenant bankruptcies and other credit problems; and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company that purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

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In addition, the value of such securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligation.

SMALL AND MID-CAP INVESTMENTS. Investments in small and mid-capitalization companies involve greater risk and more abrupt or erratic price movements than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth or earnings prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate.

Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management or upon a small or inexperienced management group; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for small and mid-capitalization investments are often higher than those of larger capitalization companies.

Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes. As a result, their performance can be more volatile and they may face a greater risk of business failure, which could increase the volatility of the Fund’s investments. Securities of small companies may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes, long-term variable and floating rate bonds (sometimes referred to as “Put Bonds”) where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments (“inverse floaters”). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest. Some variable and floating rate instruments have interest rates that periodically are adjusted as a result of changes in inflation rates.

INVESTMENT STRATEGY. The Fund may invest in variable and floating rate instruments to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. The market values of inverse floaters are subject to greater volatility than other variable and floating rate instruments due to their higher degree of leverage. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments. In addition, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s or guarantor’s creditworthiness.

WARRANTS. A warrant represents the right to purchase a security at a predetermined price for a specified period of time.

INVESTMENT STRATEGY. The Fund may invest in warrants and similar rights to the extent consistent with its investment objective and strategies. The Fund also may purchase bonds that are issued in tandem with warrants.

SPECIAL RISKS. Warrants are derivative instruments that present risks similar to options.

ZERO COUPON, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. These are securities issued at a discount from their face value because interest payments typically are postponed until maturity. Interest payments on pay-in-kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security’s liquidity and the issuer’s credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.

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INVESTMENT STRATEGY. The Fund may invest in zero coupon, pay-in-kind and capital appreciation bonds to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund’s investments in zero coupon, pay-in-kind and capital appreciation bonds may require the Fund to sell some of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

This section explores various other investment securities and techniques that the Sub-Advisers may use.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Fund may borrow money and enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest).

INVESTMENT STRATEGY. The Fund may borrow and enter into reverse repurchase agreements in amounts not exceeding one-fourth of the value of its total assets (including the amount borrowed). The Fund may enter into reverse repurchase agreements when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

SPECIAL RISKS. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that (a) the interest income earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction; (b) the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities; and (c) the securities may not be returned to the Fund.

CURRENCY SWAPS. Currency swaps are contracts that obligate the Fund and another party to exchange their rights to pay or receive specified amounts of currency, respectively.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, the Fund may enter into currency swap transactions for hedging purposes.

SPECIAL RISKS. The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like other derivative securities, these instruments can be highly volatile. If the Sub-Adviser is incorrect in its forecasts of currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these instruments were not used. Because these instruments normally are illiquid, the Fund may not be able to terminate its obligations when desired. The Fund also may suffer a loss if the other party to a transaction defaults.

CUSTODIAL RECEIPTS. Custodial receipts are participations in trusts that hold U.S. government, bank, corporate or other obligations. They entitle the holder to future interest payments or principal payments or both on securities held by the custodian.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, the Fund may invest a portion of its assets in custodial receipts.

SPECIAL RISKS. Like other stripped securities (which are described below), custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

DERIVATIVES. The Fund may purchase certain “derivative” instruments for hedging purposes. A derivative is a financial instrument whose value is derived from, or based upon, the performance of underlying assets, interest or currency exchange rates, or other indices and may be leveraged. Derivatives include futures contracts, options, interest rate and currency swaps, equity swaps and forward currency contracts.

INVESTMENT STRATEGY. Under normal market conditions, the Fund may, to a moderate extent invest, in derivative securities including options, futures, forward currency contracts and currency and equity swaps if the potential risks and rewards are consistent with the Fund’s objective, strategies and overall risk profile. In unusual circumstances, including times of increased market volatility, the Fund may make more significant investments in derivatives. The Fund may use derivatives for hedging purposes to offset a potential loss in one position by establishing an interest in an opposite position, in anticipation of the purchase of securities or for liquidity management purposes. The Fund does not intend to use derivatives for speculative purposes (i.e., to invest for potential income or capital gain).

SPECIAL RISKS. An investment in derivatives can be more sensitive to changes in interest rates and sudden fluctuations in market prices than conventional securities. Investments in derivative instruments, which may be leveraged, may result in losses exceeding the amounts invested. The Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Engaging in derivative transactions involves special risks, including (a) market risk that the Fund’s derivatives position will lose

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value; (b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that the Fund will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been developed recently and have not been tested over complete market cycles. For these reasons, the Fund may suffer a loss whether or not the analysis of the Sub-Adviser is accurate.

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement also may cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

EQUITY SWAPS. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return.

INVESTMENT STRATEGY. The Fund may invest in equity swaps for hedging purposes.

SPECIAL RISKS. Equity swaps are derivative instruments and their values can be very volatile. To the extent that a Sub-Adviser does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, the Fund may suffer a loss, which is potentially unlimited. The value of some components of an equity swap (such as the dividends on a common stock) also may be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund may suffer a loss if the counterparty defaults. Because equity swaps normally are illiquid, the Fund may not be able to terminate its obligations when desired.

EXCHANGE RATE-RELATED SECURITIES. Exchange rate-related securities represent certain foreign debt obligations whose principal values are linked to a foreign currency but which are repaid in U.S. dollars.

INVESTMENT STRATEGY. The Fund may invest in exchange rate-related securities.

SPECIAL RISKS. The principal payable on an exchange rate-related security is subject to currency risk. In addition, the potential illiquidity and high volatility of the foreign exchange market may make exchange rate-related securities difficult to sell prior to maturity at an appropriate price.

FUTURES CONTRACTS AND RELATED OPTIONS. A futures contract is a type of derivative instrument that obligates the holder to buy or sell a specified financial instrument or currency in the future at an agreed upon price. For example, a futures contract may obligate the Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When the Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, the Fund may invest in futures contracts and options on futures contracts on domestic or foreign exchanges or boards of trade. These investments may be used for hedging purposes.

SPECIAL RISKS. Futures contracts and options present the following risks: imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which potentially are unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges or boards of trade generally do not offer the same protections as U.S. exchanges.

When the Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.

INVESTMENT GRADE SECURITIES. A security is considered investment grade if, at the time of purchase, it is rated:

•	BBB or higher by Standard and Poor’s Rating Services (“S&P”);

•	Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”);

•	BBB or higher by Fitch Ratings (“Fitch”); or

•	BBB or higher by Dominion Bond Rating Service Limited (“Dominion”).

A security will be considered investment grade if it receives one of the above ratings, or a comparable rating from another organization that is recognized as a Nationally Recognized Statistical Rating Organization (“NRSRO”), even if it receives a lower rating from other rating organizations. An unrated security also may be considered investment grade if a Sub-Adviser determines that the security is comparable in quality to a security that has been rated investment grade.

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INVESTMENT STRATEGY. The Fund may invest in convertible securities to the extent consistent with its investment objective and strategies. Except as stated in the section entitled “Non-Investment Grade Securities,” convertible securities purchased by the Fund generally will be investment grade.

SPECIAL RISKS. Although securities rated BBB by S&P, Dominion or Fitch, or Baa3 by Moody’s are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund and may be in default. The Sub-Advisers will consider such an event in determining whether the Fund should continue to hold the security.

INVESTMENT COMPANIES. Affiliated and unaffiliated investment companies include, but are not limited to, money market funds, index funds, “country funds” (i.e., funds that invest primarily in issuers located in a specific foreign country or region), iShares®, S&P’s Depositary Receipts® (“SPDRs”) and other ETFs. Other investment companies in which the Fund may invest include other funds for which the Investment Advisers or any of their affiliates serve as investment advisers.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, the Fund may invest in securities issued by other affiliated or unaffiliated investment companies. Investments by the Fund in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Fund may rely on SEC orders that permit it to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, strategies and fundamental restrictions as the Fund.

SPECIAL RISKS. As a shareholder of another investment company, the Fund would be subject to the same risks as any other investor in that company. It also would bear a proportionate share of any fees and expenses paid by that company. These expenses would be in addition to the advisory and other fees paid directly by the Fund. The Fund’s investment in an ETF involves other considerations. In particular, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. In addition, shares of an ETF are issued in “creation units” and are not redeemable individually except upon termination of the ETF. To redeem, the Fund must accumulate enough shares of an ETF to reconstitute a creation unit. The liquidity of a small holding of an ETF, therefore, will depend upon the existence of a secondary market. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s NAV.

OPTIONS. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset in the future at an agreed upon price prior to the expiration date of the option.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, the Fund may write (sell) covered call options, buy put options, buy call options and write secured put options for hedging (or cross-hedging) purposes, in anticipation of the purchase of securities and for liquidity management purposes but not for speculative purposes or to seek to enhance total return. Options may relate to particular securities, foreign or domestic securities indices, financial instruments or foreign currencies. The Fund will not purchase put and call options in an amount that exceeds 5% of its net assets at the time of purchase. The total value of the Fund’s assets subject to options written by the Fund will not be greater than 25% of its net assets at the time the option is written. The Fund may “cover” a call option by owning the security underlying the option or through other means. Put options written by the Fund are “secured” if the Fund maintains liquid assets in a segregated account in an amount at least equal to the exercise price of the option up until the expiration date.

SPECIAL RISKS. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary Fund securities transactions. The value of options can be highly volatile, and their use can result in loss if the investment management team is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the investment management team to predict future price fluctuations and the degree of correlation between the options and securities markets.

The Fund will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Investment Advisers or Sub-Advisers. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.

PORTFOLIO TURNOVER. The portfolio turnover rate for the Fund is likely to be higher than the rates for comparable mutual funds with a single portfolio manager. Each of the Fund’s Sub-Advisers makes decisions to buy or sell securities independently from other Sub-Advisers. Thus, one Sub-Adviser for the Fund may be selling a security when another Sub-Adviser for the Fund, or for another Fund, is purchasing that same security. Additionally, when the Fund replaces a Sub-Adviser, the new Sub-Adviser may restructure the investment portfolio, which may increase the Fund’s portfolio turnover rate. The Sub-Advisers will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund.

A high portfolio turnover rate (100% or more) is likely to involve higher brokerage commissions and other transaction costs, which could reduce the Fund’s return. It also may result in higher short-term capital gains that are taxable to shareholders.

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REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of securities by the Fund subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price.

INVESTMENT STRATEGY. The Fund may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Advisers or Sub-Advisers. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after the Fund acquires the securities.

SPECIAL RISKS. In the event of a default, the Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable by the Fund. With respect to collateral received in repurchase transactions or other investments, the Fund may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Fund, including minimizing the value of any collateral.

SHORT SALES AGAINST-THE-BOX. A short sale against-the-box is a short sale such that at all times when the short position is open the seller owns or has the right to obtain, at no added cost, an equal amount of securities identical to those sold short.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, the Fund may make short sales against-the-box.

SPECIAL RISKS. If the Fund sells securities short against-the-box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises. If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it actually had sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short position with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

TEMPORARY INVESTMENTS. The Fund temporarily may hold cash and/or invest in short-term obligations including U.S. government obligations, high quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers’ acceptances and fixed time deposits), and repurchase agreements with maturities of 13 months or less.

INVESTMENT STRATEGY. The Fund temporarily may hold cash or invest all or any portion of its assets in short-term obligations pending investment, to meet anticipated redemption requests or to manage a reallocation of assets to a Sub-Adviser. The Fund also may hold cash or invest in short-term obligations as a temporary measure mainly designed to limit the Fund’s losses in response to adverse market, economic or other conditions when the Sub-Advisers believe that it is in the best interest of the Fund to pursue such a defensive strategy. The Sub-Advisers may, however, choose not to make such temporary investments even in very volatile or adverse conditions.

SPECIAL RISKS. The Fund may not achieve its investment objective when it holds cash or invests its assets in short-term obligations or otherwise makes temporary investments. The Fund also may miss investment opportunities and have a lower total return during these periods.

UNITED STATES GOVERNMENT OBLIGATIONS. These instruments include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. They also include obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by an agency, instrumentality or sponsored enterprise thereof, (b) securities of private issuers guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities pursuant to the FDIC Debt Guarantee Program, and (c) participations in loans made to foreign governments or their agencies that are so guaranteed.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, the Fund may invest in a variety of U.S. Treasury obligations and in obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

SPECIAL RISKS. Not all U.S. government obligations carry the same credit support. Although many U.S. government securities in which the Fund may invest, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. Some, such as those of the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources,

35

including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet payment obligations in the future. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

To the extent the Fund invests in debt instruments or securities of non-U.S. government entities that are backed by the full faith and credit of the United States, pursuant to the FDIC Debt Guarantee Program or other similar programs, there is a possibility that the guarantee provided under the Debt Guarantee Program or other similar programs may be discontinued or modified at a later date.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

INVESTMENT STRATEGY. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Fund generally would purchase securities in these transactions with the intention of acquiring the securities, the Fund may dispose of such securities prior to settlement if a Sub-Adviser deems it appropriate to do so.

SPECIAL RISKS. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

Additionally, the Fund may purchase other types of securities or instruments similar to those described in these sections if otherwise consistent with the Fund’s investment objective and strategies. You should carefully consider the risks discussed in these sections before investing in the Fund.

The Fund may invest in other securities and are subject to further restrictions and risks that are described in the SAI. Additional information about the Fund, its investments and related risks can also be found in “Investment Objective and Strategies” in the SAI.

FINANCIAL HIGHLIGHTS

There are no financial highlights for the Fund because it had not commenced operations as of the date of this Prospectus.

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FOR MORE INFORMATION

ANNUAL/SEMIANNUAL REPORTS AND STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Fund’s investments will be available in the Fund’s annual and semiannual reports to shareholders. Once the Fund’s annual report is available, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during first fiscal year.

Additional information about the Fund and its policies also is available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Fund’s annual and semiannual reports will be and the SAI is available free upon request by calling the Northern Funds Center at 800-595-9111 or by sending an email request to: northern-funds@ntrs.com. The SAI and other information are available from a financial intermediary (such as a broker-dealer or bank) through which the Fund’s shares may be purchased or sold.

TO OBTAIN OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:

BY TELEPHONE

Call 800-595-9111

BY MAIL

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

ON THE INTERNET

The Fund’s documents are available online and may be downloaded from:

•	The EDGAR database on the SEC’s Web site at sec.gov (text-only).

•	Northern Funds’ Web site at northernfunds.com.

You may review and obtain copies of Northern Funds’ documents by visiting the SEC’s Public Reference Room in Washington, D.C. You also may obtain copies of Northern Funds’ documents by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.

811-08236

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Preliminary Statement of Additional Information dated June 19, 2012

Subject to Completion

The information in the statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PART B

STATEMENT OF ADDITIONAL INFORMATION

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND

NORTHERN FUNDS

(THE “TRUST”)

This Statement of Additional Information dated [            ], 2012 (the “SAI”) is not a prospectus. This SAI should be read in conjunction with the Prospectus dated [            ], 2012, as amended or supplemented from time to time, for the Multi-Manager Global Listed Infrastructure Fund (the “Fund”) of Northern Funds (the “Prospectus”). Copies of the Prospectus may be obtained without charge from The Northern Trust Company (the “Transfer Agent”) by writing to the Northern Funds Center, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800-595-9111. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS SAI OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency or The Northern Trust Company, its affiliates, subsidiaries or any other bank. An investment in the Fund involves investment risks, including possible loss of principal.

ADDITIONAL INVESTMENT INFORMATION

CLASSIFICATION AND HISTORY

Northern Funds (the “Trust”) is an open-end management investment company. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund is a series of the Trust that was formed as a Delaware statutory trust on February 7, 2000 under an Agreement and Declaration of Trust (the “Trust Agreement”). The Trust also offers other funds, including additional multi-manager funds and asset allocation, equity, equity index, fixed income and money market funds, which are not described in this document.

INVESTMENT OBJECTIVE AND STRATEGIES

The following supplements the investment objective, strategies and risks of the Fund as set forth in the Prospectus. The investment objective of the Fund may be changed without shareholder approval. Except as expressly noted below, the Fund’s investment strategies may be changed without shareholder approval. In addition to the instruments discussed below and in the Prospectus, the Fund may purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by The Northern Trust Company of Connecticut (“NTCC”) and Northern Trust Investments, Inc. (“NTI,” and together with NTCC, the “Investment Advisers”) or any of the Sub-Advisers (as defined below), to be substantially similar to those of any other investment otherwise permitted by the Fund’s investment strategies.

To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders of the Fund will be provided with sixty days’ notice in the manner prescribed by the SEC before any change in the Fund’s policy stated in the Prospectus to invest at least 80% of its net assets (plus borrowings for investment purposes) in the securities of infrastructure companies listed on a domestic or foreign exchange. For these purposes, “net assets” include the amount of any borrowings for investment purposes and the amount of “net assets” is measured at the time of purchase.

Multi-Manager Global Listed Infrastructure Fund seeks total return through both income and capital appreciation. In seeking to achieve total return, the Fund will invest, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in securities of infrastructure companies listed on a domestic or foreign exchange. The Fund invests primarily in equity securities, including common stock and preferred stock, of infrastructure companies. Under normal circumstances, the Fund will invest at least 40%, and may invest up to 100%, of its net assets in the securities of infrastructure companies economically tied to a foreign (non-U.S.) country, including emerging market countries. The Fund may invest in large, medium or small capitalization infrastructure companies.

MULTI-MANAGER STRUCTURE

The Fund is managed by the Investment Advisers and one or more asset managers who are unaffiliated with the Investment Advisers (each a “Sub-Adviser” and together, the “Sub-Advisers”). Subject to review by the Trust’s Board of Trustees, the Investment Advisers are responsible for selecting the Fund’s investment strategies and for allocating and reallocating assets among the Sub-Advisers consistent with the Fund’s investment objective and strategies. The Investment Advisers are also responsible for recommending to the Multi-Manager Funds Board of Trustees (the “Board”) whether an agreement with a Sub-Adviser should be approved, renewed, modified or terminated and for monitoring and evaluating the Sub-Advisers. The Investment Advisers are also responsible for implementing procedures to ensure that each Sub-Adviser complies with the Fund’s investment objective, strategies and restrictions.

AMERICAN DEPOSITARY RECEIPTS (“ADRs”). The Fund may invest in ADRs. ADRs are receipts that are traded in the United States evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Some institutions issuing ADRs may not be sponsored by the issuer.

A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangement with the issuer.

CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment.

The Fund is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices may dictate. The portfolio turnover rate for the Fund is likely to be higher than those of funds with a single investment manager.

COMMERCIAL PAPER, BANKERS’ ACCEPTANCES, CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANK NOTES. To the extent consistent with its investment objective and strategies, the Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank.

The Fund may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States.

Commercial paper purchased by the Fund may include asset-backed commercial paper. Asset-backed commercial paper is issued by a special purpose entity (“SPE”) that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

In selecting convertible securities, the Investment Advisers and Sub-Advisers may consider, among other factors: an evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of portfolio securities as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed-income securities.

In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality also are likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. By investing in convertible securities, the Fund generally will seek to reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on the Fund of any single investment, it does not reduce the overall risk of investing in lower quality securities.

CURRENCY SWAPS. The Fund may enter into currency swap transactions for hedging purposes. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Currency swaps involve the exchange of the rights of the Fund and another party to make or receive payments in specific currencies.

Currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by the Fund under a swap is covered by segregated cash or liquid assets, the Fund and its Investment Advisers and Sub-Advisers believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

The Fund will not enter into a currency swap unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by Standard & Poor’s® Rating Service (“Standard & Poor’s” or “S&P”) or Fitch Ratings (“Fitch”), or A or Prime-1 or better by Moody’s Investor Services, Inc. (“Moody’s”) or a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization (“NRSRO”) or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Advisers or Sub-Advisers. If there is a default by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Advisers or Sub-Advisers are incorrect in their forecasts of currency exchange rates the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. For a description of Commodity Futures Trading Commission (“CFTC”) regulations affecting swap transactions and certain other derivatives, see “Futures Contracts and Related Options” on page 10.

CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. To the extent consistent with its investment objective and strategies, the Fund may acquire U.S. government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which usually is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue.

EQUITY SWAPS. The Fund may enter into equity swap contracts for hedging purposes. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

The Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes, the Fund and the Investment Advisers believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

The Fund will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by S&P, or Fitch; or A or Prime-1 or better by Moody’s, or has received a comparable rating from another organization that is recognized as an NRSRO. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Advisers or a Sub-Adviser is incorrect in its forecasts of market values, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used. For a description of CFTC regulations affecting swap transactions and certain other derivatives, see “Futures Contracts and Related Options” on page 10.

EUROPEAN DEPOSITARY RECEIPTS (“EDRs”) AND GLOBAL DEPOSITORY RECEIPTS (“GDRs”). The Fund may invest in EDRs and GDRs. EDRs and GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and usually are denominated in foreign currencies. EDRs and GDRs may not be denominated in the same currency as the securities they represent. Generally, EDRs and GDRs are designed for use in the foreign securities markets.

FOREIGN CURRENCY TRANSACTIONS. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Fund is authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time.

When entering into a contract for the purchase or sale of a security, the Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

When the Investment Advisers or Sub-Advisers anticipate that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. Similarly, when the securities held by the Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it generally will not be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains, which might result from changes in the value of such currency. The Fund also may incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

In addition, the Fund may purchase or sell forward foreign currency exchange contracts for cross-hedging purposes and may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the investment management team believes that there is a pattern of correlation between the two currencies.

Liquid assets equal to the amount of the Fund’s assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise “covered.” The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is “covered” if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price that is (i) no higher than the Fund’s price to sell the currency or (ii) greater than the Fund’s price to sell the currency provided the Fund segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is “covered” if the Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price that is (i) as high as or higher than the Fund’s price to buy the currency or (ii) lower than the Fund’s price to buy the currency provided the Fund segregates liquid assets in the amount of the difference.

FOREIGN (NON-U.S.) INVESTMENTS—GENERAL. The Fund may invest in foreign securities, including bonds and other fixed-income securities of foreign issuers. Under normal circumstances, the Fund will invest at least 40%, and may invest up to 100%, of its assets in the securities of infrastructure companies economically tied to foreign (non-U.S.) countries, including emerging market countries. Foreign fixed-income securities may include eurodollar convertible securities, which are fixed-income securities that are issued in U.S. dollars outside the United States and are convertible into or exchangeable for equity securities of the same or a different issuer.

Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and in investments denominated in foreign currencies. Market risk involves the possibility that security prices will decline over short or even extended periods. The markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of the Fund to the extent that it invests in foreign securities. The holdings of the Fund, to the extent that it invests in fixed-income securities, will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the U.S. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

European countries can be significantly affected by the significant fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several EU countries, including Greece, Ireland, Italy, Spain and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

To the extent consistent with its objective and strategies, the Fund may invest in foreign debt, including the securities of foreign governments. Several risks exist concerning such investments, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by U.S. entities or citizens.

Although the Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, the Fund’s net asset value (“NAV”) to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that the Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

The Fund also is subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency. In addition, through the use of forward currency exchange contracts with other instruments, the net currency positions of the Fund may expose it to risks independent of its securities positions. Although the net long and short foreign currency exposure of the Fund will not exceed its total asset value, to the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions.

Dividends and interest payable on the Fund’s foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. See “Taxes” on page 56.

Investors should understand that the expense ratio of the can be expected to be higher than those funds investing primarily in domestic securities. The costs attributable to investing abroad usually are higher for several reasons, such as the higher cost of investment research, higher costs of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

The Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxes” on page 56.

The Fund’s foreign securities are generally held outside the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies, as permitted under the 1940 Act (“foreign sub-custodians”). Settlement practices for foreign securities may differ from those in the United States. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories, registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to the Fund. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Fund may be required to make payment for securities before the Fund has actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, the Fund will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market entitling the Fund to deliver payment at a future date, but there is a risk that the security will not be delivered to the Fund or that payment will not be received, although the Fund and its foreign sub-custodians take reasonable precautions to mitigate this risk. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund remain uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases or sales due to settlement problems could result in missed attractive investment opportunities, losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, possible liability to the purchaser. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper record keeping by registrars and issuers.

Share blocking refers to a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to several weeks. Share blocking may prevent the Fund from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country.

The Fund may invest a significant percentage of its assets in the securities of issuers located in geographic regions with securities markets that are highly developed, liquid and subject to extensive regulation, including Japan. In recent years, Japan’s economic growth has been substantially below the level of earlier decades, and its economy has experienced periods of recession. Similar to many European countries, Japan is experiencing a deterioration of its competitiveness. Although Japan is attempting to reform its political process and deregulate its economy to address the situation, there is no guarantee that these efforts will succeed.

FOREIGN INVESTMENTS—EMERGING AND FRONTIER MARKETS. The Fund, to the extent permitted by its investment objective and strategies, may invest in countries with emerging economies or securities markets. Emerging and frontier market countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries.

In general, the securities markets of emerging and frontier countries are less liquid, subject to greater price volatility and have a smaller market capitalization than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging and frontier country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging and frontier country issuers than is available about issuers in the United States.

Emerging and frontier country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging and frontier countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging and frontier countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging and frontier country securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Certain emerging and frontier market countries may have antiquated legal systems, which may adversely impact the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging and frontier market countries. Similarly, the rights of investors in emerging and frontier market companies may be more limited than those of shareholders in U.S. corporations. In addition, the systems of corporate governance to which issuers in certain emerging and frontier countries are subject may be less advanced than the systems to which issuers located in more developed countries are subject, and therefore, shareholders of such issuers may not receive many of the protections available to shareholders of issuers located in more developed countries. These risks may be heightened in Russia.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging and frontier countries may be higher than in developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging and frontier countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Certain emerging and frontier countries may restrict or control foreign investments in their securities markets. These restrictions may limit the Fund’s investment in those countries and may increase the expenses of the Fund. Certain emerging and frontier countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging and frontier countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. The Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

Emerging and frontier countries may be subject to a substantially greater degree of economic, political and social instability and disruption than more developed countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) social unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund’s assets. The Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The Fund may invest in former “east bloc” countries in Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

The economies of emerging and frontier countries may suffer from unfavorable growth of gross domestic product, rates of inflation and hyperinflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging and frontier countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging and frontier countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging and frontier countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging and frontier countries are vulnerable to weakness in world prices for their commodity exports.

Risks related to currencies and corporate actions are also greater in emerging and frontier countries than in developed countries. For example, some emerging and frontier countries may have fixed or managed currencies that are not free-floating against the U.S.

dollar. Certain emerging and frontier countries may experience sudden and large adjustments in their currency, which can have a disruptive and adverse effect on foreign investors. Some emerging and frontier countries have a higher risk of currency devaluations, and some of these countries may experience sustained periods of high inflation or rapid changes in inflation rates which can have negative effects on a country’s economy and securities markets. There may be no significant foreign exchange market for certain currencies making it difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s investments denominated in such currencies. Some emerging and frontier countries may impose restrictions on the free conversion of their currencies into foreign currencies, including the U.S. dollar. Corporate action procedures in emerging and frontier countries may be less reliable and have limited or no involvement by the depositories and central banks. Lack of standard practices and payment systems can lead to significant delays in payment.

Many emerging and frontier countries are highly dependent on foreign loans for their operations. There have been moratoria on, and refinancing of, repayments with respect to these loans. Some of the refinancings have imposed restrictions and conditions on the economies of such nations that have adversely affected their economic growth.

Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier countries.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions normally are negotiated directly with the other party.

The Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or negotiate a commitment after entering into it. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

When the Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will segregate liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments until three days prior to the settlement date, or will otherwise cover its position. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining the Fund’s average dollar-weighted maturity, the maturity of when-issued, delayed-delivery or forward commitment securities will be calculated from the commitment date.

FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may invest in futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes.

The Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Fund. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirement of the Internal Revenue Code of 1986, as amended, (the “Code”) for maintaining their qualifications as regulated investment companies for federal income tax purposes. In February 2012, however, the CFTC adopted certain regulatory changes that will subject the adviser of an investment company to registration with the CFTC as a CPO if the investment company is unable to comply with certain trading and marketing limitations.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that either of the Investment Advisers were required to register as a CPO, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop. A related CFTC proposal to harmonize applicable CFTC and SEC regulations could, if adopted, mitigate certain disclosure and operational burdens if CPO registration were required.

When used as a hedge, the Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. The Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund may purchase a futures contract as a hedge in anticipation of the purchase of securities. In addition, the Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (the “NFA”) nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided them by the NFA or any domestic futures exchange. In particular, the Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

In connection with the Fund’s position in a futures contract or related option, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

For a further description of futures contracts and related options, see Appendix B to this SAI.

ILLIQUID OR RESTRICTED SECURITIES. The Fund may invest up to 15% of its net assets in securities that are illiquid. The Fund may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”) and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Investment Advisers or Sub-Advisers determine, under guidelines approved by the Trust’s Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

INVESTMENT COMPANIES. With respect to the investments of the Fund in the securities of other affiliated and unaffiliated investment companies, such investments will be limited so that, as determined after a purchase is made, either: (a) not more than 3% of the total outstanding stock of such investment company will be owned by the Fund, the Trust as a whole and its affiliated persons (as defined in the 1940 Act); or (b) (i) not more than 5% of the value of the total assets of the Fund will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. These limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market funds whether affiliated or unaffiliated. The foregoing exemption, however, only applies to an unregistered money market fund that (i) limits its investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act, and (ii) undertakes to comply with all the other provisions of Rule 2a-7.

The Fund may invest uninvested cash in the Diversified Assets Portfolio (the “Portfolio”) of Northern Institutional Funds, an investment company which is advised by NTI. The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments. The Portfolio and the Fund treats investments in the Portfolio as the purchase and redemption of the Portfolio’s shares. Any fund, including the Fund, investing in the Portfolio pursuant to the exemptive order participates equally on a pro rata basis in all income, capital gains and net assets of the Portfolio, and will have all rights and obligations of a shareholder, as provided in the Trust Agreement, including voting rights. In addition to the advisory, administration, transfer agency and custody fees payable by the Fund to the Investment Adviser and/or its affiliates, each fund, including the Fund, that invests its uninvested cash in the Portfolio pursuant to the terms of the exemptive order will bear indirectly a proportionate share of the Portfolio’s operating expenses, which include the foregoing fees. Currently, the aggregate annual rate of advisory, administration, transfer agency and custodial fees payable to the Investment Adviser and/or its affiliates on the uninvested cash invested in the Portfolios is 0.35%. The Investment Adviser is currently reimbursing each of the funds, including the Fund, invested in the Portfolio for the advisory fees received by NTI from the Portfolio in respect of each fund’s assets invested in the Portfolio. The exemptive order requires the Fund’s Board to determine before a vote on the Advisory Agreement (as defined on page 34) that the advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

Investments by the Fund in other investment companies, including exchange-traded funds (“ETFs”), will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Fund may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Generally, these terms and conditions require the Board to approve policies and procedures relating to certain of the Fund’s investments in ETFs. These policies and procedures require, among other things, that (i) the Investment Advisers and Sub-Advisers conduct the Fund’s investment in ETFs without regard to any consideration received by the Fund or any of its affiliated persons and (ii) the Investment Advisers and Sub-Advisers certify to the Board quarterly that they have not received any consideration in connection with an investment by the Fund in an ETF, or if it has, the amount and purpose of the consideration will be reported to the Board and an equivalent amount of advisory fees shall be waived by the Investment Advisers and Sub-Advisers.

Certain investment companies whose securities are purchased by the Fund may not be obligated to redeem such securities in an amount exceeding 1% of the investment company’s total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

If required by the 1940 Act, the Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

To the extent consistent with its investment objective and strategies, the Fund may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, strategy and restrictions as the Fund. However, the Fund currently intends to limit its investments in securities issued by other investment companies to the extent described above. The Fund may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the SEC or deemed to be in the best interests of the Trust.

As noted in the Prospectus, the Fund may invest in securities of other investment companies subject to the restrictions set forth above. The securities may include: iShares®, Standard & Poor’s Depositary Receipts® (“SPDRs”) and similar securities of other investment companies.

iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the Morgan Stanley Capital International (“MSCI”) indices for various countries and regions. iShares are listed on a national securities exchange (an “exchange”), and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the exchange on which they are listed. In addition, there is no assurance that the requirements of the exchange necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of the Fund’s shares also could be substantially and adversely affected, and the Fund’s ability to provide investment results approximating the performance of securities in a designated index could be impaired. If such disruptions were to occur, the Fund could be required to reconsider the use of iShares as part of its investment strategy.

SPDRs are interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on an exchange). The UIT will issue SPDRs in aggregations known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (i) a portfolio of securities substantially similar to the component securities (“Index Securities”) of an underlying index, (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities and (iii) a cash payment or credit (“Balancing Amount”) designed to equalize the NAV of an underlying index and the NAV of a Fund Deposit.

SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Fund will receive Index Securities and cash identical to the Fund Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Fund could result in losses on SPDRs.

MASTER LIMITED PARTNERSHIPS. The Fund may invest in equity securities of master limited partnerships (“MLPs”) and their affiliates. An MLP generally has two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a large portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases to up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Some limited liability companies (“LLCs”) may be treated as MLPs for federal income tax purposes. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to MLPs, LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment toward MLPs or a MLP’s business sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or their satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights to MLP common units. Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Fund could be expected to pay upon the purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

MLP I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that own an interest in and manage the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP I-units. Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation for federal income tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations. The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

MISCELLANEOUS. Securities may be purchased on margin only to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities. The Fund may, however, make short sales against-the-box.

OPTIONS. To the extent consistent with its investment objective and strategies, the Fund may buy put options and buy call options and write covered call and secured put options. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments or foreign currencies and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price prior to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

The Fund will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if the Fund owns the security or currency underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian a portfolio of securities substantially replicating the index, or liquid assets equal to the contract value. A call option also is covered if the Fund holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Fund segregates liquid assets in the amount of the difference.

All put options written by the Fund would be covered, which means that the Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described in the next sentence. A put option also is covered if the Fund holds a put option on the same security or currency as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.

The Fund’s obligation to sell subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

When the Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

REAL ESTATE INVESTMENT TRUSTS (“REITs”). To the extent consistent with its investment objective and strategies, the Fund may invest in REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Equity REITs may further be categorized by the type of real estate securities they own, such as apartment properties, retail shopping centers, office and industrial properties, hotels, healthcare facilities, manufactured housing and mixed property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks. Investing in REITs also involves risks similar to those associated with investing in small capitalization companies. That is, they may have limited financial resources, may trade less frequently and in a limited volume and may be subject to abrupt or erratic price movements in comparison to larger capitalization companies.

In addition, the value of such securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligation.

REPURCHASE AGREEMENTS. The Fund may agree to purchase portfolio securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Fund’s acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust’s custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable.

REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). The Fund may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Fund will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

RISKS RELATED TO SMALL COMPANY SECURITIES. To the extent consistent with its investment objective and strategies, the Fund may invest in small company securities. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies and may have a greater sensitivity to changing economic conditions. Smaller companies also face a greater risk of business failure. As a result, their performance can be more volatile. Generally, the smaller the company size, the greater these risks.

The values of small company stocks will frequently fluctuate independently of the values of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. You should, therefore, expect that the NAV of the Fund’s shares will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500® Index.

The additional costs associated with the acquisition of small company stocks include brokerage costs, market impact costs (that is, the increase in market prices which may result when the Fund purchases thinly traded stock) and the effect of the “bid-ask” spread in small company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.

RISKS RELATED TO MEDIUM AND LOWER QUALITY SECURITIES. To the extent consistent with its investment objective and strategies, the Fund may invest in medium and lower quality securities. Fixed-income securities rated Baa3 or BBB- are considered medium quality obligations with speculative characteristics. Fixed-income securities rated below Baa3 or BBB- are considered lower quality and are regarded as having significant speculative characteristics. Investment grade bonds are rated at least Baa3 by Moody’s or BBB- by S&P, the equivalent by another NRSRO or, if unrated, of equal quality in the opinion of the Investment Advisers and Sub-Advisers. Descriptions of ratings of bonds are contained in Appendix A. Investments in medium and lower quality securities present special risk considerations. Medium quality securities, although considered investment grade, also are considered to have speculative characteristics. Lower quality securities are considered predominantly speculative by traditional investment standards. In some cases, these lower quality obligations may be highly speculative and have poor prospects for reaching investment grade standard. While any investment carries some risk, certain risks associated with lower quality securities are different than those for investment-grade securities. The risk of loss through default is greater because lower quality securities usually are unsecured and are often subordinate to an issuer’s other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of the Fund’s NAV per share.

There remains some uncertainty about the performance level of the market for lower quality securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower quality securities (resulting in a greater number of bond defaults) and the value of lower quality securities held in the portfolio of investments.

The economy and interest rates can affect lower quality securities differently than other securities. For example, the prices of lower quality securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher quality investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

The market value of lower quality securities tends to reflect individual corporate developments to a greater extent than that of higher quality securities, which react primarily to fluctuations in the general level of interest rates. Lower quality securities are often issued in connection with a corporate reorganization or restructuring or as a part of a merger, acquisition, takeover or similar event. They also are issued by less established companies seeking to expand. Such issuers are often highly leveraged, may not have available to them more traditional methods of financing and generally are less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse economic developments or business conditions.

A holder’s risk of loss from default is significantly greater for lower quality securities than is the case for holders of other debt securities because such securities generally are unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation will be uncertain. The Fund also may incur additional expenses in seeking recovery on defaulted securities. If an issuer of a security defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower quality securities as well as the Fund’s NAV. In general, both the prices and yields of lower quality securities will fluctuate.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for high yield fixed-income securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

The adoption of new legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted, is uncertain.

In certain circumstances, it may be difficult to determine a security’s fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, the Fund’s valuation of a security and the price it is actually able to obtain when it sells the security could differ.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower quality convertible securities held by the Fund, especially in a thinly traded market. Illiquid or restricted securities held by the Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

The ratings of S&P, Dominion Bond Rating Service Limited (“Dominion”), Moody’s and Fitch evaluate the safety of a lower quality security’s principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Investment Advisers or Sub-Advisers perform their own analysis of the issuers whose lower quality securities the Fund purchases. Because of this, the Fund’s performance may depend more on its Investment Advisers’ or Sub-Advisers’ credit analysis than is the case of mutual funds investing in higher quality securities.

In selecting lower quality securities, the Investment Advisers or Sub-Advisers consider factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Fund’s investment portfolio. The Investment Advisers or Sub-Advisers monitor the issuers of lower quality securities held by the Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.

SHORT SALES AGAINST-THE-BOX. The Fund may engage in short sales “against-the-box.” In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to deliver the identical security. The seller does not immediately return the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the seller does not own, a short sale is “against-the-box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by the Fund, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If the Fund sells securities short against-the-box, it may protect itself from loss if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.

SPECIALIZED OWNERSHIP VEHICLES. Specialized ownership vehicles pool investors’ funds for investment primarily in income-producing real estate or real estate related loans or interests. Such specialized ownership vehicles in which the Fund may invest include property unit trusts, REITs and other similar specialized investment vehicles. Investments in such specialized ownership vehicles may have favorable or unfavorable legal, regulatory or tax implications for the Fund and, to the extent such vehicles are structured similarly to investment funds, a shareholder in the Fund will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly the expenses of the specialized ownership vehicle.

U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. government obligations that may be acquired by the Fund include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), General Services Administration, Central Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Intermediate Credit Banks and the Maritime Administration.

Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises also are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by any agency, instrumentality or sponsored enterprise thereof, and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.

To the extent consistent with its investment objective and strategies, the Fund may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Not all government obligations carry the same credit support. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited. In the absence of a suitable secondary market, such participations are generally considered illiquid.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term variable and floating rate bonds (sometimes referred to as “put bonds”) where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and also includes leveraged inverse floating rate instruments (“inverse floaters”).

With respect to the variable and floating rate instruments that may be acquired by the Fund, the Investment Advisers or Sub-Advisers will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Fund’s quality requirements, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

Variable and floating rate instruments that may be purchased by the Fund include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Variable and floating rate instruments also include leveraged inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Fund may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Advisers or Sub-Advisers to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Fund.

Variable and floating rate instruments including inverse floaters held by the Fund will be subject to the Fund’s limitation on illiquid investments, absent a reliable trading market, when the Fund may not demand payment of the principal amount within seven days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

WARRANTS. The Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

YIELDS AND RATINGS. The yields on certain obligations in which the Fund may invest are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Dominion, Moody’s and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this SAI.

Subject to the limitations stated in the Prospectus, if a security held by the Fund undergoes a rating revision, the Fund may continue to hold the security if the Sub-Advisers determine such retention is warranted.

ZERO COUPON AND CAPITAL APPRECIATION BONDS AND PAY-IN-KIND SECURITIES. To the extent consistent with its investment objective and strategies, the Fund may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind (“PIK”) securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash generally is received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund.

INVESTMENT RESTRICTIONS

The Fund is subject to the fundamental investment restrictions enumerated below which may be changed with respect to the Fund only by a vote of the holders of a majority of the Fund’s outstanding shares as described in “Description of Shares” on page 58.

The Fund may not:

(1)	Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and strategies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Fund to the extent permitted by law.

(2)	Purchase or sell real estate or real estate limited partnerships, but this restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of REITs or other issuers that deal in real estate.

(3)	Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(4)	Invest in companies for the purpose of exercising control.

(5)	Act as underwriter of securities, except as the Fund may be deemed to be an underwriter under the 1933 Act in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management strategies.

(6)	Purchase securities (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations) if such purchase would cause 25% or more in the aggregate of the market value of the total assets of the Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry. For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents. The Fund will invest more than 25% of its total assets in companies in the infrastructure business.

(7)

Borrow money, except that to the extent permitted by applicable law (a) the Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) the Fund may purchase securities on margin. If due to market fluctuations or other reasons the Fund’s borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of the Fund in accordance with the 1940 Act. In addition, as a matter of fundamental policy, the Fund will not issue senior securities to the extent such issuance would violate applicable law.

(8)	Notwithstanding any of the Fund’s other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), the Fund may: (a) purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, strategies and fundamental restrictions as the Fund.

For the purposes of Investment Restrictions Nos. 1 and 7 above, the Fund has received an exemptive order from the SEC permitting it to participate in lending and borrowing arrangements with affiliates.

Except to the extent otherwise provided in Investment Restriction No. 6, for the purpose of such restriction in determining industry classification, the Fund may use any one of the following: the Bloomberg Industry Group Classification, S&P, J.J. Kenny

Municipal Purpose Codes, FT Interactive Industrial Codes, Securities Industry Classification Codes or the Global Industry Classification Standard. For the purpose of determining the percentage of the Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, an asset-backed security will be classified separately based on the nature of its underlying assets.

Notwithstanding Restriction No. 7, the Fund intends, as a non-fundamental policy, to limit all borrowings to no more than 25% of its total assets (including the amount borrowed).

Any Investment Restriction which involves a maximum percentage (other than the restriction set forth above in Investment Restriction No. 7) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits described in Investment Restriction No. 7, the Fund will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interest of the Fund’s shareholders. The policy provides that neither the Fund nor its Investment Advisers (or Sub-Advisers), Distributor or any agent, or any employee thereof (“Fund Representative”) will disclose the Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means the Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions including the portfolio holdings, trading strategies or pending transactions of any actively managed commingled fund portfolio which contains identical holdings as the Fund. Under the policy, neither the Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC or is disclosed on the Trust’s publicly accessible Web site. Information posted on the Trust’s Web site may be separately provided to any person commencing the day after it is first published on the Trust’s Web site.

Portfolio holdings information that is not filed with the SEC or posted on the publicly available Web site may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Trust’s Chief Compliance Officer (“CCO”). Disclosure to providers of auditing, custody, proxy voting and other similar services for the Fund, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of the Fund) only upon approval by the CCO, who must first determine that the Fund has a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality as determined by the CCO. In accordance with the policy, the recipients who receive non-public portfolio holdings information on an ongoing basis are as follows: the Investment Advisers and their affiliates, the Sub-Advisers and their affiliates, the Fund’s independent registered public accounting firm, the Fund’s custodian, the Fund’s legal counsel, the Fund’s financial printer (R.R. Donnelley) and the Fund’s proxy voting service (RiskMetrics Group) and certain rating and ranking organizations, S&P and Moody’s and the following vendors that provide portfolio analytical tools, Vestek (aka Thomson Financial), Citigroup, Barclays Capital and FactSet. These entities are obligated to keep such information confidential. Third-party providers of custodial or accounting services to the Fund may release non-public portfolio holdings information of the Fund only with the permission of Fund Representatives. From time to time, portfolio holdings information may be provided to broker-dealers solely in connection with the Fund seeking portfolio securities trading recommendations. In providing this information, reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken in an effort to avoid any potential misuse of the disclosed information.

The Fund currently publishes on the Trust’s Web site, northernfunds.com, complete portfolio holdings for the Fund as of the end of each calendar quarter, subject to at least a ten (10) calendar day lag between the date of the information and the date on which the information is disclosed. In addition, the Fund intends to publish on its Web site month-end top ten holdings subject to at least a ten (10) calendar day lag between the date of the information and the date on which the information is disclosed. The Fund may publish on the Trust’s Web site complete portfolio holdings information more frequently if they have a legitimate business purpose for doing so. Portfolio holdings also are currently disclosed through required filings with the SEC. The Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semiannual period) and Form N-Q (with respect to the first and third quarters of the Fund’s fiscal year). Shareholders may obtain the Fund’s Forms N-CSR and N-Q filings on the SEC’s Web site at sec.gov. In addition, the Fund’s Forms N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, DC. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Under the policy, the Board of Trustees is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter.

ADDITIONAL TRUST INFORMATION

TRUSTEES AND OFFICERS

The Board of Trustees of the Multi-Manager Funds is responsible for the management and business and affairs of the Multi-Manager Funds. Set forth below is information about the Trustees of the Multi-Manager Funds and the Officers of Northern Funds as of the date of this SAI. Each Multi-Manager Trustee has served in that capacity since he or she was originally elected or appointed to the Board. As of the date of this SAI, each Trustee oversees a total of 65 portfolios in the Northern Funds Complex—Northern Funds offers 45 portfolios (including 8 Multi-Manager portfolios) and Northern Institutional Funds offers 20 portfolios.

NON-INTERESTED TRUSTEES

NAME, ADDRESS (1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)
William L. Bax Age: 68 Trustee since 2006

•      Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•      Director of Big Shoulders Fund since 1997;

•      Director of Children’s Memorial Hospital since 1998;

•      Trustee of DePaul University from 1998 to 2009;

•      Director of Andrew Corporation (a communications product company) from 2006 to 2008.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., public companies) or other investment companies registered under the 1940 Act.

NON-INTERESTED TRUSTEES (CONTINUED)

NAME, ADDRESS (1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)
Edward J. Condon, Jr. Age: 71 Trustee since 2006

•      Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•      Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•      Founding Member and Director of the Illinois Venture Capital Association since 2001;

•      Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•      Member of the Board of Governors of The Metropolitan Club since 2003;

•      Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•      Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•      Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•      Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•      Private Equity Administrator of Illinois Technology Development Account from 2003 to 2006;

•      Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

•      Chairman of ViMedicus, Inc. (a healthcare-related educational materials provider) since 2010.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

NON-INTERESTED TRUSTEES (CONTINUED)

NAME, ADDRESS (1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)
Sharon Gist Gilliam Age: 68 Trustee since 2006

•      Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

•      CEO of Chicago Housing Authority from 2006 to 2007;

•      Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

• None

Sandra Polk Guthman Age: 68 Trustee since 2006

•      Chair and CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993;

•      Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994;

•      Trustee of Rush University Medical Center since 2007;

•      Trustee of Wellesley College since 2010.

• None

Richard P. Strubel Age: 72 Trustee since 2006 and Chairman since 2008

•      Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

•      President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (a clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios).

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

NON-INTERESTED TRUSTEES (CONTINUED)

NAME, ADDRESS (1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)
Casey J. Sylla Age: 68 Trustee since 2008

•     Chairman and President of the Allstate Financial Group from 2002 to 2007;

•     Chairman of the Investment Committee, Legal and General Investment Management—America, 2007;

•     Board member, University of Wisconsin—Eau Claire Foundation from 2006 to present;

•     Advisor, G.D. Searle Family Trusts from 2010 to present.

• GATX Corporation (transportation services);

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

INTERESTED TRUSTEE

NAME, ADDRESS (1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)
Michael H. Moskow (4) Age: 74 Trustee since 2008

•      Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

•      Director of Commonwealth Edison since 2007;

•      President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

•      Director of Education Corporation of America since 2008;

•      Chairman of the Japan America Society of Chicago since 2009;

•      Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

•      Member of the Board of Trustees of the Northwestern Memorial Foundation from 2004 to 2010;

•      Member of the Board of Directors of the Civic Consulting Alliance since 2002;

•      Member of the Board of Directors of the Chicago Workforce Investment Council (f/k/a Chicago LEADS Civic Advisory Board) since 2009;

•      Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

•      Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

•      Member of the Board of Trustees of Lafayette College since 1996;

•      Member of the Board of Directors of the National Futures Association since 2010.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm) from 2008 to 2009; • Taylor Capital Group, Inc. (financial services).

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.
(4)

An “interested person,” as defined by the 1940 Act. Mr. Moskow is deemed to be an “interested” Trustee because he beneficially owns shares of Allianz SE (formerly Allianz AG), a parent company of Allianz Global Investors Capital LLC, sub-adviser to the Multi-Manager Small Cap Fund.

OFFICERS OF THE TRUST

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE (1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Lloyd A. Wennlund Age: 54 50 South LaSalle Street Chicago, Illinois 60603 President since 2006	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Head of Defined Contribution Business at The Northern Trust Company since 2011; Director, NT Global Advisors, Inc. since August 2006; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 50 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2006	Senior Vice President at Northern Trust Investments, Inc. since 2001; Senior Vice President at The Northern Trust Company since 2000.

Susan J. Hill Age: 55 50 South LaSalle Street Chicago, Illinois 60603 Chief Compliance Officer since 2006	Chief Compliance Officer of Northern Trust Company of Connecticut since 2007; Chief Compliance Officer of Northern Trust Global Advisors, Inc. from 2007 to 2011; Chief Compliance Officer of Northern Trust Investments, Inc. since 2005; Senior Vice President of Northern Trust Investments, Inc. since 2005; Vice President of Northern Trust Investments, Inc. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 49 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc., The Northern Trust Company of Connecticut and NT Alpha Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for NT Long/Short Equity Strategies Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager—Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 41 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007.

Michael Pryszcz Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 43 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

(1)	Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE (1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Michael Meehan Age: 41 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2008 to 2009; Officer of Fund Administration of The Northern Trust Company from 2005 to 2008.

Craig R. Carberry, Esq. Age: 51 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2010	Senior Legal Counsel at The Northern Trust Company since May 2000; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of NT Alpha Strategies Fund since 2004; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut since 2009; Secretary of FlexShares Trust since 2011; Secretary of NETS Trust from 2008 to 2009.

Owen T. Meacham, Esq. Age: 41 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2008	Senior Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2011; Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company from 2007 to 2011; Vice President and Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007.

Jose J. Del Real, Esq. Age: 34 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2011	Vice President and Regulatory Administration Attorney of The Northern Trust Company since 2011; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Associate in the Investment Services Group at the law firm of Vedder Price, P.C. from 2006 to 2010.

(1)	Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

Certain of the Multi-Manager Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Northern Trust Corporation, Northern Funds Distributors, LLC (“NFD”) and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. As a result of the responsibilities assumed by the Trust’s service providers, the Trust itself requires no employees.

Each officer holds comparable positions with Northern Institutional Funds and certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation, or an affiliate thereof, is the investment adviser, custodian, transfer agent and/or administrator.

LEADERSHIP STRUCTURE. The Board is currently composed of seven Trustees, six of whom are not “interested persons” as defined in the 1940 Act (“non-interested Trustee”), and one of whom is an “interested person” as defined in the 1940 Act (“interested Trustee”). The Chairman of the Board of Trustees, Richard P. Strubel, is a non-interested Trustee. Each Trustee was nominated to serve on the Board of Trustees because of his or her experience, skills and qualifications. See “Trustee Experience” below. The Board believes that its leadership structure is consistent with industry practices and is appropriate in light of the size of the Trust and the nature and complexity of its business. In particular:

•	Board Composition. The Board is currently comprised of Trustees, more than 75% of whom are non-interested Trustees, and a non-interested Trustee serves as chairman of the Board.

•

Independent Trustee Meetings and Executive Sessions. The Trustees believe that meetings of the non-interested Trustees and meetings in executive session, including with independent counsel, help prevent conflicts of interest from occurring. The Trustees also believe that these sessions allow the non-interested Trustees to deliberate candidly and constructively, separately from management, in a manner that affords honest disagreement and critical questioning.

RISK OVERSIGHT. Risk oversight is a part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Advisers and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Investment Advisers, Sub-Advisers and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that may give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they occur. Each of the Investment Advisers, Sub-Advisers and other service providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Investment Advisers have a dedicated risk management function that is headed by a chief risk officer.

Currently, the Audit Committee and the Board receive and review risk reports on a quarterly basis from each of the Investment Advisers’ chief risk officer. These reports cover risk areas that include, but are not limited to, credit risk, investment risk, operational risk, fiduciary risk, compliance risk, market and liquidity risk, operational risk and strategic risk. These reports are intended to provide the Trustees with a forward-looking view of risk and the manner in which the Investment Advisers are managing various risks. The Trustees also have received risk education from the chief risk officer in order to enhance the effectiveness of their oversight of risk management. An Ad Hoc Committee of the Board coordinates the Board’s education program with respect to risk management.

The Audit Committee, in addition to its risk management responsibilities, plays an important role in the Board’s risk oversight. Working with the Fund’s independent registered accountants, the Audit Committee ensures that the Fund’s annual audit scope includes risk-based considerations, such that the auditors consider the risks potentially impacting the audit findings as well as risks to the Fund’s financial position and operations.

The Board also monitors and reviews the Fund’s performance metrics, and regularly confers with the Investment Advisers on performance-related issues.

The Trust’s CCO reports to the Board at least quarterly regarding compliance and legal risk issues. In addition to providing quarterly reports, the CCO provides an annual report to the Board in accordance with the Fund’s compliance policies and procedures. The CCO regularly discusses relevant compliance and legal risk issues affecting the Fund during meetings with the non-interested Trustees and counsel. The CCO updates the Board on the application of the Fund’s compliance policies and procedures and discusses how they mitigate risk. The CCO also reports promptly to the Board regarding any problems associated with the Fund’s compliance policies and procedures that could expose (or that might have the potential to expose) the Fund to risk. The CCO’s quarterly and annual reports include reports on the sub-advisers’ compliance and risk issues.

TRUSTEE EXPERIENCE. Each Trustee is required to possess certain qualities such as integrity, intelligence, the ability to critically discuss and analyze issues presented to the Board and an understanding of a trustee’s fiduciary obligations with respect to a registered investment company. In addition to these qualities, the following is a description of certain other Trustee attributes, skills, experiences and qualifications.

William L. Bax: Mr. Bax was Managing Partner of the Chicago office of PricewaterhouseCoopers (PwC), an international accounting, auditing and consulting firm, from 1997 to 2003, and a partner in the firm for a total of 26 years. He previously served as a director of Sears Roebuck & Co., a publicly traded retail company, from 2003 to 2005, and Andrew Corporation, a publicly-traded communications product company, from 2006 to 2007. He currently serves as a director for a public operating company board, Arthur J. Gallagher & Co. During his 26 years as a partner and 6 years as head of PwC’s Chicago office, Mr. Bax gained extensive experience advising public companies regarding accounting, disclosure and strategic issues. Mr. Bax understands the Board’s oversight role with respect to the Investment Advisers, Sub-Advisers and other Fund service providers as a result of his public company board experience and service as a non-interested Trustee of the Northern Multi-Manager Funds since 2006 as well as his service on the Board of Trustees of Northern Institutional Funds and of Northern Funds since 2005, as well as his current and prior directorships with public operating companies.

Edward J. Condon, Jr.: Mr. Condon was Vice President and Corporate Treasurer of Sears, Roebuck and Co. a multi-national conglomerate with responsibilities to various operating entities including but not limited to Allstate Insurance, Dean Witter Reynolds, Coldwell Banker as well as the large retail trading company. In this capacity he served as Chairman, Managing Director or Audit Chairman of several rated subsidiaries active in public financial markets. He also served as one of three members of the investment committee of Sears Profit Sharing and Pension Plan. After 27 years he retired in 1993 to form The Paradigm Group a financial consulting and venture capital investment firm of which he remains CEO. Mr. Condon has been audit chairman of several private companies and is a founding board member of the Illinois Venture Capital Association. He has also served as the administrator and board member of the State of Illinois Technology Fund. He has experience analyzing and evaluating financial statements of issuers as a result of his investment and business experience. Mr. Condon is also familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Adviser and other Fund service providers as a result of his service as a non-interested Trustee of the Northern Multi-Manager Funds since 2006 as well as his service on Northern Institutional Funds’ Board of Trustees since 1994 and on Northern Funds’ since 2000.

Sharon Gist Gilliam: Ms. Gilliam is former principal officer of UCG Associates, Inc., a Chicago-based aviation business consulting firm. She is also the former chief executive officer of the Chicago Housing Authority and former Budget Director for the City of Chicago as well as a former executive vice president of Unison-Maximus, Inc., an aviation governmental consulting firm. As a result of these positions, Ms. Gilliam has business, management and financial experience. She also is familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Advisers, Sub-Advisers and other Fund service providers as a result of her service as a non-interested Trustee of the Northern Multi-Manager Funds since 2006 as well as of Northern Institutional Funds and Northern Funds since 2001.

Sandra Polk Guthman: Ms. Guthman has been the chief executive officer of Polk Bros. Foundation, a multi-million dollar private foundation, since 1993. In this capacity, she analyzes investments for the foundation and therefore also has experience supervising and evaluating investment advisers and their performance. In addition, Ms. Guthman has experience in the securities industry generally as a result of her service as a director of MBIA Insurance Corp. of Illinois, a private municipal bond insurance company, now known as National Public Finance Guarantee. Ms. Guthman has also chaired a number of governance and nominating committees of other boards of directors and served previously on the board of directors of a Chicago bank. She also is familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Advisers, Sub-Advisers and the other Fund service providers as a result of her service as a non-interested Trustee of the Northern Multi-Manager Funds since 2006, Northern Institutional Funds since 1997 and Northern Funds since 2000.

Michael H. Moskow: Mr. Moskow served as president and chief executive officer of the Federal Reserve Bank of Chicago from 1994 to 2007. Prior to his service at the Federal Reserve, Mr. Moskow had experience in the private sector, academia and the federal government. He currently serves as a director on public operating company boards, including Discover Financial Services, Taylor Capital Group and Commonwealth Edison. Mr. Moskow also has served as a member of two public company audit committees, and he serves on other private operating company and not-for-profit boards of directors. As a result of these positions, Mr. Moskow has experience with financial matters and securities markets. He is also generally familiar with board functions and processes as a result of his many board positions. Mr. Moskow also understands the functions of the Board and its oversight responsibilities with respect to the Investment Advisers, Sub-Advisers and other Fund service providers as a result of his service as a Trustee of the Northern Multi-Manager Funds, and a non-interested Trustee of Northern Funds and Northern Institutional Funds since 2008.

Richard P. Strubel: Mr. Strubel serves as trustee of the Goldman Sachs Funds, a family of mutual funds managed by Goldman Sachs Asset Management, a division of Goldman Sachs & Co. He also serves on the board of Gildan Activewear Inc., which is listed on the New York Stock Exchange (“NYSE”). Mr. Strubel was Vice-Chairman of the Board of Cardean Learning Group (formerly known as Unext), and previously served as Unext’s President and Chief Operating Officer. Mr. Strubel was Managing Director of Tandem Partners, Inc., a privately-held management services firm, and served as President and Chief Executive Officer of Microdot, Inc. Previously, Mr. Strubel served as President of Northwest Industries, then a NYSE-listed company, a conglomerate with operating entities around the world. Mr. Strubel is also a Trustee of the University of Chicago. Mr. Strubel has also served as a non-interested Trustee of the Northern Multi-Manager Funds since 2006, as well as Northern Institutional Funds since 1982 and Northern Funds since 2000. As a result of these various positions, Mr. Strubel understands how investment companies operate and the oversight role of a fund board with respect to the Investment Advisers, Sub-Advisers and other fund service providers.

Casey J. Sylla: Mr. Sylla is a former chief investment officer and chief financial officer for The Allstate Corporation. He also served as chairman of the investment committee of a registered investment adviser, Legal and General Investment Management-America. As a result of these positions, Mr. Sylla is familiar with financial, investment and business matters. He also understands the functions of a board through his current service as a member of a board of a public operating company, GATX Corporation. He also serves on the board of the University of Wisconsin – Eau Claire Foundation and is an advisor to the G.D. Searle Family Trusts. In addition, he is familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Advisers, Sub-Advisers and other Fund service providers as a result of his service as a non-interested Trustee of the Northern Multi-Manager Funds, Northern Institutional Funds and Northern Funds since 2008.

STANDING BOARD COMMITTEES. The Board has established a standing Audit Committee and an Ad Hoc Committee in connection with its governance of the Fund.

The Audit Committee consists of three members: Messrs. Bax (Chairperson), Condon, and Strubel (ex officio). The Audit Committee oversees the audit process and provides assistance to the full Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee also is designated as the Qualified Legal Compliance Committee. The Audit Committee convenes at least four times each year to meet with the independent registered public accounting firm to review the scope and results of the audit and to discuss other non-audit matters as requested by the Board’s Chairperson, the Committee Chairperson or the independent registered public accounting firm. During the fiscal year ended March 31, 2012, the Audit Committee convened five times.

The Ad Hoc Committee consists of four members: Mses. Guthman (Chairperson) and Gilliam and Messrs. Moskow and Strubel (ex officio). The functions performed by the Ad Hoc Committee include, among other things, selecting and nominating candidates to serve as non-interested Trustees, reviewing and making recommendations regarding Trustee compensation, developing policies regarding Trustee education, subject to Board oversight, supervising the Trust’s CCO and reviewing and making recommendations to the Board in connection with the Board’s annual consideration of the Trust’s custodian, foreign custody, transfer agency and administration agreements. During the Fund’s fiscal year ended March 31, 2012, the Ad Hoc Committee convened three times. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Ad Hoc Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Fund at its mailing address stated in the Fund’s Prospectus and should be directed to the attention of the Northern Multi-Manager Funds Ad Hoc Committee.

TRUSTEE OWNERSHIP OF FUND SHARES. The following table shows the dollar range of shares of the Fund owned by each Multi-Manager Trustee in the Fund and other portfolios of the Northern Funds and Northern Institutional Funds.

Information as of December 31, 2011
Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
William L. Bax	None	Over $100,000
Edward J. Condon, Jr.	None	Over $100,000
Sharon Gist Gilliam	None	Over $100,000
Sandra Polk Guthman	None	Over $100,000
Michael H. Moskow	None	Over $100,000
Richard P. Strubel	None	Over $100,000
Casey J. Sylla	None	Over $100,000

*	The Northern Funds Complex consists of Northern Institutional Funds and Northern Funds. As of December 31, 2011, Northern Funds offered 44 portfolios and Northern Institutional Funds offered 20 portfolios.

TRUSTEE AND OFFICER COMPENSATION. The Trust pays each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries annual fees for his or her services as a Trustee of the Trust and the Multi-Manager Funds and as a member of the respective Board committees. In recognition of their services, the fees paid to the Board and Committee chairpersons are larger than the fees paid to other members of the Trust’s and Multi-Manager Funds’ Boards and Committees. The Trustees also are reimbursed for travel expenses incurred in connection with attending such meetings. The Trust also may pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

The following tables set forth certain information with respect to the compensation of each non-interested and interested Trustee of the Trust for the fiscal year ended March 31, 2012.

Non-Interested Trustees

Total Compensation from Fund Complex (1)
William L. Bax	$191,250
Edward J. Condon, Jr.	191,250
Sharon Gist Gilliam	165,000
Sandra Polk Guthman	191,250
Richard P. Strubel	225,000
Casey J. Sylla	191,250

Interested Trustee

Total Compensation from Fund Complex (1)
Michael H. Moskow	$165,000	(2)

(1)	As of March 31, 2012 the Northern Funds Complex offered Northern Funds (44 funds) and Northern Institutional Funds (20 portfolios).
(2)	Mr. Moskow did not defer any compensation during the fiscal year ended March 31, 2012; Mr. Moskow earned $8,446 in accrued interest from previous years’ deferred compensation.

The Trust does not provide pension or retirement benefits to its Trustees.

Each Trustee is entitled to participate in the Northern Funds Deferred Compensation Plan (the “D.C. Plan”). Under the D.C. Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Trust in the shares of the Global Tactical Asset Allocation Fund of the Trust or the Diversified Assets Portfolio of Northern Institutional Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The amount paid to the Trustees under the D.C. Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees will not obligate the Trust to retain the service of any Trustee or obligate the Fund to any level of compensation to the Trustee. The Trust may invest in underlying securities without shareholder approval.

The Trust’s officers do not receive fees from the Trust for services in such capacities. Northern Trust Corporation and/or its affiliates, of which Mses. Chappell and Hill and Messrs. Carberry, Crabill, Del Real, Meacham, Meehan, Pryszcz, Rein, Schweitzer and Wennlund are officers, receive fees from the Trust as Investment Advisers, Administrator, Custodian and Transfer Agent.

CODE OF ETHICS

The Trust, the Investment Advisers and each Sub-Adviser have adopted codes of ethics (the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act. Certain of the Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

INVESTMENT ADVISERS, SUB-ADVISERS, TRANSFER AGENT AND CUSTODIAN

Investment Advisers

NTCC and NTI, a direct and an indirect subsidiary of Northern Trust Corporation, respectively, serve jointly as the Investment Advisers of the Fund. NTCC and NTI are referred to collectively as the “Investment Adviser.” Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTCC is located at 300 Atlantic Street, Stamford, Connecticut, 06901, and NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603.

NTCC is a state bank and trust company organized under the laws of the State of Connecticut and a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Effective October 1, 2009, Northern Trust Global Advisors, Inc. (“NTGA”), a subsidiary of Northern Trust Corporation, was reorganized into NTCC. On that date, NTCC assumed the responsibilities of NTGA as a co-investment adviser of the Fund. NTCC and its predecessors have over 25 years of experience evaluating investment management firms. NTCC primarily manages assets for multi-manager institutional and individual separate accounts, investment companies and bank common and collective funds.

NTI is an Illinois State Banking Corporation and an investment adviser registered under the Advisers Act. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.

The Northern Trust Company (“TNTC”) is the principal subsidiary of Northern Trust Corporation. TNTC is located at 50 South LaSalle Street, Chicago Illinois 60603.

TNTC is a member of the Federal Reserve System. Since 1889, TNTC has administered and managed assets for individuals, institutions and corporations. Unless otherwise indicated, NTI, NTCC and TNTC are referred to collectively in this SAI as “Northern Trust.”

As of March 31, 2012, Northern Trust Corporation, through its affiliates, had assets under custody of $4.6 trillion, and assets under investment management of $716.5 billion.

Investment Sub-Advisers

The Fund has received an exemptive order from the SEC that permits the Investment Advisers to engage or terminate a Sub-Adviser, and to enter into and materially amend an existing Sub-Advisory Agreement, upon the approval of the Board, without obtaining shareholder approval. Shareholders will be notified of any changes in Sub-Advisers. Sub-Advisers will provide investment advisory services to the Fund. The Investment Advisers will select Sub-Advisers based upon the Sub-Adviser’s skills in managing assets pursuant to particular investment styles and strategies. The Investment Advisers will monitor existing Sub-Advisers based on their investment styles, strategies, and results in managing assets for specific asset classes. Each Sub-Adviser will have discretion to select portfolio securities for its portion of the Fund, but must select those securities according to the Fund’s investment objective and restrictions.

The Investment Advisers do not determine what investments will be purchased or sold for the Fund, with the exception of the cash portion of the Fund. Because each Sub-Adviser manages its portion of the Fund independently from the others, the same security may be held in two or more different portions of the Fund or may be acquired for one portion at a time when a Sub-Adviser of another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one or more of the Sub-Advisers may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser or Sub-Advisers believe continued exposure to the broader securities market is appropriate. Because each Sub-Adviser directs the trading for its portion of the Fund and does not aggregate its transactions with those of the other Sub-Advisers, the Fund may incur higher brokerage costs than would be the case if a single adviser or Sub-Adviser were managing the Fund.

The current Sub-Advisers to the Fund are set forth below.

Fund	Sub-Advisers
Multi-Manager Global Listed Infrastructure Fund	Brookfield Investment Management Inc. (“BIM”) Macquarie Capital Investment Management LLC (“MCIM”)

The ownership and control information for each Sub-Adviser, if applicable, is set forth below.

BIM

BIM is a wholly-owned subsidiary of Brookfield Asset Management Inc. (“Brookfield”), a publicly held global asset manager focused on property, power and other infrastructure assets with approximately $150 billion in assets under management as of March 31, 2012.

MCIM

MCIM is a part of Macquarie Funds Group and an indirect, wholly-owned subsidiary of Macquarie Group Limited (“Macquarie Group”). Macquarie Group is a global provider of banking, financial, advisory, investment and funds management services and acts on behalf of institutional, corporate and retail clients and counterparties around the world.

Macquarie Funds Group is a global asset manager with approximately $355 billion in assets under management as of March 31, 2012. Macquarie Funds Group is a full-service asset manager, offering a diverse range of products including securities investment management, infrastructure and real asset management and fund and equity-based structured products.

Investment Advisory and Ancillary Services Agreement and Sub-Advisory Agreements

Under the Investment Advisory and Ancillary Services Agreement with the Investment Advisers for the Fund (the “Advisory Agreement”), subject to the general supervision of the Board, the Investment Advisers make decisions with respect to, and place orders for, all purchases and sales of portfolio securities for the Fund and also provide certain ancillary services. However, the Advisory Agreement permits the Investment Advisers, subject to approval by the Board, to delegate to a Sub-Adviser any or all of its portfolio management responsibilities under the Advisory Agreement pursuant to a written agreement with each Sub-Adviser that meets the requirements of Section 15 of the 1940 Act, subject to the provisions of the exemptive order described above. The Investment Advisers have delegated substantially all of their portfolio management responsibilities to the Sub-Advisers set forth above except for the cash portion of the Fund. The Investment Advisers shall remain responsible for supervision and oversight of the portfolio management services performed by the Sub-Advisers, including compliance with the Fund’s investment objective and policies.

The Investment Advisers also are responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for the Trust). In making investment recommendations for the Fund, if any, investment advisory personnel of the Investment Advisers may not inquire or take into consideration whether issuers of securities proposed for purchase or sale for the Fund’s accounts are customers of TNTC’s commercial banking department. These requirements are designed to prevent investment advisory personnel for the Fund from knowing which companies have commercial business with TNTC and from purchasing securities where they know the proceeds will be used to repay loans to the bank.

The Advisory Agreement and each Sub-Advisory Agreement has been approved by the Board, including the “non-interested” Trustees and the initial shareholder of the Trust.

The Advisory Agreement and each Sub-Advisory Agreement provide that generally in selecting brokers or dealers to place orders for transactions on (i) common and preferred stocks, the Investment Advisers or Sub-Advisers, as the case may be, shall use their best judgment to obtain the best overall terms available, and (ii) on bonds and other fixed-income obligations, the Investment Advisers and Sub-Advisers shall attempt to obtain best net price and execution.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. In assessing the best overall terms available for any transaction, the Investment Advisers and Sub-Advisers are to consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Advisers and Sub-Advisers may consider the brokerage and research services provided to the Fund and/or other accounts over which the Investment Advisers or Sub-Advisers, or an affiliate exercises investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include but are not limited to, furnishing of advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in securities and the availability of securities or purchasers or sellers of securities. The Investment Advisers and Sub-Advisers also may obtain economic statistics, forecasting services, industry and company analyses, portfolio strategies, quantitative data, quotation services, order management systems for certain purposes, certain news services, credit rating services, testing services, execution services, market information systems, consulting services from economists and political analysts and computer software or on-line data feeds. These services and products may disproportionately benefit other accounts. For example, research or other services paid for through the Fund’s commissions may not be used in managing the Fund. In addition, other accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products or services that may be provided to the Fund and to such other accounts. To the extent that the Investment Advisers and Sub-Advisers use soft dollars, they will not have to pay for those products or services themselves. The Investment Advisers and Sub-Advisers may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. In that event, the research will effectively be paid for by client commissions that will also be used to pay for execution, clearing and settlement services provided by the broker-dealer and will not be paid by the Investment Advisers or Sub-Advisers.

The Investment Advisers and Sub-Advisers and their affiliates may also receive products and services that provide both research and non-research benefits to them (“mixed-use items”). The research portion of mixed-use items may be paid for with soft dollars. When paying for the research portion of mixed-use items with soft dollars, the Investment Advisers and the Sub-Advisers must make a good faith allocation between the cost of the research portion and the cost of the non-research portion of the mixed-use items. The Investment Advisers or the Sub-Advisers, as the case may be, will pay for the non-research portion of the mixed-use items with hard dollars.

Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Advisers and Sub-Advisers and does not reduce the advisory fees payable to the Investment Advisers by the Fund or the Sub-Advisory fees paid by the Investment Advisers to the Sub-Advisers. The Trustees will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

Transactions on U.S. stock exchanges, and increasingly equity securities traded over-the-counter, involve the payment of negotiated brokerage commissions and the cost of transactions may vary among different brokers. Over-the-counter transactions in equity securities also may involve the payment of negotiated commissions to brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions, which generally are fixed by applicable regulatory bodies. Many over-the-counter issues, including corporate debt and government securities, are often traded on a “net” basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Advisers and Sub-Advisers will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

Transactions between the Fund and its Sub-Advisers and certain of the Sub-Advisers’ affiliates are exempted from Section 17(a) of the 1940 Act if the following conditions are met: (1) a Sub-Adviser or its affiliate is not, and is not an affiliated person of, an Investment Adviser responsible for providing advice with respect to the portion of the Fund for which the transaction is entered into, or of any promoter, underwriter, officer, director, member of an advisory board, or employee of the Fund and (2) the advisory contracts of the Sub-Adviser that is (or whose affiliated person is) entering into the transaction, and any Sub-Adviser that is advising the Fund (or portion of the Fund) entering into the transaction: (i) prohibit them from consulting with each other concerning transactions for the Fund in securities or other assets; and (ii) if both such Sub-Advisers are responsible for providing investment advice to the Fund, limit the Sub-Advisers’ responsibility in providing advice with respect to a discrete portion of the Fund’s portfolio.

The Fund may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Investment Advisers or Sub-Advisers, as the case may be, believe such practice to be in the Fund’s interests.

On occasions when the Investment Advisers or Sub-Advisers deem the purchase or sale of a security to be in the best interests of the Fund as well as other fiduciary or agency accounts of that Investment Adviser or Sub-Adviser, the Advisory Agreement and each Sub-Advisory Agreement provide that the Investment Advisers and Sub-Advisers, respectively, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such an event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Advisers and Sub-Advisers in the manner they consider to be most equitable and consistent with their fiduciary obligations to the Fund and its respective other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for the Fund or the amount of the securities that are able to be sold for the Fund. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Advisory Agreement and each Sub-Advisory Agreement permit the Investment Advisers and Sub-Advisers, respectively, at their discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser’s or Sub-Adviser’s opinion of the reliability and quality of the broker or dealer.

The Advisory Agreement and each Sub-Advisory Agreement provide that the Investment Advisers and Sub-Advisers, respectively, may render similar services to others so long as their services under the Advisory Agreement or Sub-Advisory Agreement are not impaired thereby. The Advisory Agreement also provides that the Trust will indemnify the Investment Advisers against certain liabilities (including liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Advisory Agreement) or, in lieu thereof, contribute to resulting losses. Each Advisory and Sub-Advisory Agreement provides that the Sub-Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties.

From time to time, the Investment Advisers may voluntarily waive a portion or all of their fees otherwise payable to them with respect to the Fund. Any such additional voluntary waiver could be implemented, increased or decreased, or discontinued at any time.

As compensation for advisory services and the assumption of related expenses, the Investment Advisers are entitled to a joint advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of the Fund’s average daily net assets).

	CONTRACTUAL RATE
	First $1 Billion	Next $1 Billion	Over $2 Billion
Multi-Manager Global Listed Infrastructure Fund	0.80%	0.75%	0.72%

Each Sub-Adviser shall, subject to the supervision and oversight of the Investment Advisers, manage the investment and reinvestment of such portion of the assets of the Fund, as the Investment Advisers may from time to time allocate to such Sub-Adviser for management. The Investment Advisers pay the Sub-Advisers out of their advisory fees.

The Trust has received an exemptive order from the SEC that permits the Investment Advisers to amend and terminate existing Sub-Advisory Agreements, approved by the Board, without shareholder approval. The exemption also permits the Investment Advisers to enter into new Sub-Advisory Agreements with Sub-Advisers that are not affiliated with the Investment Advisers without obtaining shareholder approval, if approved by the Board. In the event of a termination of a Sub-Adviser, the Investment Advisers, subject to the Board’s approval, will either enter into an agreement with another Sub-Adviser to manage the Fund or portion thereof or allocate the assets of that portion to other Sub-Advisers of the Fund. Shareholders will be notified of any Sub-Adviser changes.

In addition to the advisory fees payable by the Fund to the Investment Advisers and/or their affiliates, the Fund, investing uninvested cash in one or more of the affiliated money market funds will bear indirectly a proportionate share of that money market fund’s operating expenses, which include advisory, administration, transfer agency and custodial fees payable by the money market fund to the Investment Advisers and/or their affiliates. See “Investment Objective and Policies—Investment Companies” for a discussion of the fees payable to the Investment Advisers and/or their affiliates by the money market funds in which the Fund is invested.

Generally, each Sub-Advisory Agreement may be terminated without penalty by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ written notice, or by the Investment Advisers immediately upon notice to the Sub-Adviser, and each such agreement terminates automatically in the event of an assignment (as defined in the 1940 Act). Each Sub-Advisory Agreement also may be terminated by a Sub-Adviser upon 30 days’ written notice and automatically terminates upon termination of the Advisory Agreement.

Northern Trust, the Sub-Advisers and their affiliates may act as underwriters of various securities. Under the 1940 Act, the Fund is precluded, subject to certain exceptions, from purchasing in the primary market those securities with respect to which Northern Trust, the Fund’s Sub-Advisers, or their affiliates serve as a principal underwriter. In the opinion of Northern Trust and the Sub-Advisers, this limitation will not significantly affect the ability of the Fund to pursue its investment objective.

In the Advisory Agreement, the Investment Advisers agree that the name “Northern” may be used in connection with the Trust’s business on a royalty-free basis. TNTC has reserved to itself the right to grant the non-exclusive right to use the name “Northern” to any other person. The Advisory Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name “Northern.”

Transfer Agency Agreement

Under its Transfer Agency Agreement with the Trust, TNTC as Transfer Agent has undertaken to perform some or all of the following services: (i) answer shareholder inquiries and respond to requests for information regarding the Trust; (ii) process purchase and redemption transactions; (iii) establish and maintain shareholder accounts and subaccounts; (iv) furnish confirmations in accordance with applicable law, and provide periodic account statements to each shareholder; (v) furnish proxy statements and proxies, annual and semiannual financial statements, and dividend, distribution and tax notices to shareholders; (vi) act as income disbursing agent; and (vii) maintain appropriate records relating to its services. The Trust may appoint one or more sub-transfer agents in the performance of its services.

As compensation for the services rendered by TNTC under the Transfer Agency Agreement and the assumption by TNTC of related expenses, TNTC is entitled to a fee from the Trust, payable monthly, at an annual rate of 0.10% of the average daily net assets of the Fund. In addition, TNTC may be reimbursed for certain expenses as provided under the Transfer Agency Agreement.

Custodian and Foreign Custody Agreements

Under its Custodian Agreement (and in its Foreign Custody Agreement) with the Trust, TNTC (the “Custodian”) (i) holds the Fund’s cash and securities, (ii) maintains such cash and securities in separate accounts in the name of the Fund, (iii) makes receipts and disbursements of funds on behalf of the Fund, (iv) receives, delivers and releases securities on behalf of the Fund, (v) collects and receives all income, principal and other payments in respect of the Fund’s investments held by the Custodian and (vi) maintains the accounting records of the Trust. The Custodian may employ one or more subcustodians, provided that the Custodian, subject to certain monitoring responsibilities, shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to the Custodian and that the responsibility or liability of the subcustodian to the Custodian shall conform to the resolution of the Trustees of the Trust authorizing the appointment of the particular subcustodian (or, in the case of foreign securities, to the terms of any agreement entered into between the Custodian and such subcustodian to which such resolution relates). In addition, the Trust’s custodial arrangements provide, with respect to foreign securities, that the Custodian shall not be: (i) responsible for the solvency of any subcustodian appointed by it with reasonable care; (ii) responsible for any act, omission, default or for the solvency of any eligible foreign securities depository; and (iii) liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism or any loss where the subcustodian has otherwise exercised reasonable care. The Custodian also may appoint agents to carry out such of the provisions of the Custodian Agreement and the Foreign Custody Agreement as the Custodian may from time to time direct, provided that the appointment of an agent shall not relieve the Custodian of any of its responsibilities under either Agreement. The Custodian has entered into agreements with financial institutions and depositories located in foreign countries with respect to the custody of the Fund’s foreign securities.

As compensation for the services rendered with respect to the Trust by the Custodian, and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows: (a) a basic custodial fee of (i) $18,000 annually for the Fund; plus (ii) 1/100th of 1% annually of the Fund’s average daily net assets to the extent they exceed $100 million, plus (b) a basic accounting fee of (i) $25,000 annually for the Fund; plus (ii) 1/100th of 1% annually of the Fund’s average daily net assets to the extent they exceed $50 million; plus (c) a fixed dollar fee for each trade in portfolio securities; plus (d) a fixed dollar fee for each time that the Custodian receives or transmits funds via wire; plus (e) reimbursement of expenses incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (c) and (d) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that the Custodian may permanently or temporarily waive all or any portion of any upward adjustment.

As compensation for the services rendered to the Trust, under the Foreign Custody Agreement with respect to the Fund and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows: (i) $35,000 annually for the Fund; plus (ii) 9/100th of 1% annually of the Fund’s average daily net assets; plus (iii) reimbursement for fees incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. As compensation for basic accounting services rendered to the Fund by the Custodian, the Custodian is entitled to receive $25,000 for the first $50 million of the Fund’s average daily net assets and 1/100th of 1% of the Fund’s average daily net assets in excess of $50 million.

The Custodian’s fees under the Custodian Agreement and Foreign Custody Agreement are subject to reduction based on the Fund’s daily-uninvested U.S. cash balances (if any).

Unless sooner terminated, the Trust’s Advisory Agreement and Sub-Advisory Agreements will continue in effect with respect to the particular Fund until June 30, 2013 and the Trust’s Transfer Agency Agreement, Custodian Agreement and Foreign Custody Agreement will continue in effect with respect to the Fund until June 30, 2013. Thereafter, each of the foregoing Agreements will continue in effect for successive 12-month periods, provided that the continuance is approved at least annually (i) by the vote of a majority of the Multi-Manager Funds Trustees (“Multi-Manager Trustees”) who are not parties to the applicable Agreement or “interested persons” (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Multi-Manager Trustees or by the vote of a majority of the outstanding shares of such Fund (as defined under “Description of Shares”). Each Agreement is terminable at any time without penalty by the Trust (by specified Multi-Manager Trustee or shareholder action) or by the Investment Advisers, the Custodian, or Transfer Agent, as the case may be, on 60 days’ written notice.

PORTFOLIO MANAGERS

The portfolio managers for the Fund are listed in the chart below.

Fund	Portfolio Manager
Multi-Manager Global Listed Infrastructure Fund	NTCC
Christopher E. Vella, CFA
Jessica K. Hart

BIM
Sam Arnold, CFA Craig Noble, CFA

MCIM
Brad Frishberg, CFA
Andrew Maple-Brown

Accounts Managed by the Portfolio Managers

The following tables describe certain information with respect to accounts for which the portfolio manager has day-to-day responsibility as of March 31, 2012 unless otherwise indicated, including all Northern Funds managed by the portfolio manager.

Multi-Manager Global Listed Infrastructure Fund

NTCC

The table below discloses the accounts within each type of category listed below for which Christopher E. Vella, CFA was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2012

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	7	$8,149	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

The table below discloses the accounts within each type of category listed below for which Jessica K. Hart was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2012.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	7	$8,149	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

BIM

The table below discloses the accounts within each type of category listed below for which Sam Arnold, CFA was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2012.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	0	$0	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	1	$218	0	$0
Other Pooled Investment Vehicles:	1	$28	1	$28
Other Accounts:	0	$0	0	$0

The table below discloses the accounts within each type of category listed below for which Craig Noble, CFA was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2012.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	0	$0	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	6	$545	0	$0
Other Pooled Investment Vehicles:	2	$159	1	$28
Other Accounts:	5	$292	0	$0

MCIM

The table below discloses the accounts within each type of category listed below for which Brad Frishberg, CFA was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2012.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	0	$0	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	2	$344	0	$0
Other Pooled Investment Vehicles:	4	$291	0	$0
Other Accounts:	2	$202	0	$0

The table below discloses the accounts within each type of category listed below for which Andrew Maple-Brown was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2012.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	0	$0	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	4	$919	0	$0
Other Pooled Investment Vehicles:	3	$236	0	$0
Other Accounts:	4	$350	0	$0

Material Conflicts of Interest

NTCC’s portfolio managers are often responsible for managing one or more Northern Funds, as well as other accounts, including separate accounts and other pooled investment vehicles. The Fund’s manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement with NTCC than the Fund. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible, due to varying investment restrictions among accounts and for other reasons, that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts. NTCC has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTCC has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, NTCC and the Trust have adopted policies limiting the circumstances under which cross-trades may be effected between the Fund and another client account. NTCC conducts periodic reviews of trades for consistency with these policies.

NTCC will give advice to and make investment decisions for the Trust as it believes is in the fiduciary interest of the Trust. Advice given to the Trust or investment decisions made for the Trust may differ from, and may conflict with, advice given or investment decisions made for NTCC or its affiliates or other funds or accounts managed by NTCC or its affiliates. For example, other funds or accounts managed by NTCC may sell short securities of an issuer in which the Trust has taken, or will take, a long position in the same securities. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Trust and such increase in price would be to the Trust’s detriment. Conflicts may also arise because portfolio decisions regarding the Trust may benefit NTCC or its affiliates or another account or fund managed by NTCC or its affiliates. For example, the sale of a long position or establishment of a short position by the Trust may impair the price of the same security sold short by (and therefore benefit) another account or fund managed by NTCC or its affiliates, and the purchase of a security or covering a short position in a security by the Trust may increase the price of the same security held by (and therefore benefit) another account or fund managed by NTCC or its affiliates. Actions taken with respect to NTCC and its affiliates’ other funds or accounts managed by them may adversely impact the Fund, and actions taken by the Fund may benefit NTCC or its affiliates or its other funds or accounts.

To the extent permitted by applicable law, NTCC may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the Fund. These payments may be made out of NTCC’s assets, or amounts payable to NTCC rather than as a separately identifiable charge to the Fund. These payments may compensate Intermediaries for, among other things: marketing the Fund; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Fund. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services for such products.

The following descriptions of material conflicts of interest were supplied to the Trust by each Sub-Adviser. The Trust has not verified the accuracy of the descriptions provided by the Sub-Advisers.

Multi-Manager Global Listed Infrastructure Fund

BIM

In the course of its normal business, BIM may encounter situations where BIM faces a conflict of interest or could be perceived to be in a conflict of interest situation. A conflict of interest occurs whenever the interests of BIM or its personnel diverge from those of a client or when BIM or its personnel have obligations to more than one party whose interests are different. In order to preserve its reputation and comply with applicable legal and regulatory requirements, BIM believes managing perceived conflicts is as important as managing actual conflicts.

Potential conflicts of interest could include, but are not limited to, the following:

•	Allocation of investments or transaction decisions for client accounts/funds;

•	Advice provided by BIM to a client account may compete or conflict with the advice provided to another account;

•	BIM may receive greater fees including performance fees from certain client accounts;

•

BIM may acquire confidential or material, non-public information pertaining to an issuer or the issuer’s securities which may prevent or prohibit BIM from providing investment advice to a client account;

•

BIM may buy or sell positions in certain client accounts and at the same time other client accounts may be undertaking the same or different strategy, which could disadvantage certain client accounts; and

•	BIM may engage in principal securities transactions or cross trades.

To address these potential conflicts, BIM had adopted policies and procedures including a code of ethics, and investment allocation, trade execution and insider trading procedures, and trains its employees to act in a manner that is consistent with its fiduciary obligations to its clients.

Performance-Based Fees and Side-by Side Management. In some cases, BIM has entered into performance fee arrangements with qualified clients. Performance based fee arrangements may create an incentive to favor higher paying accounts over other accounts in the allocation of investment opportunities. To address this conflict, BIM has adopted policies and procedures under which allocation decisions may not be influenced by certain fee arrangements and trades are allocated in a manner that BIM believes is consistent with its obligations as an investment adviser.

Affiliated Brokers. BIM has two affiliated broker/dealers, Brookfield Financial Corp and Brookfield Private Advisors LLC. These are limited purpose broker/dealers and BIM does not conduct any trading with them.

Soft Dollars. BIM engages in third party “soft dollar” practices and commission sharing agreements, in which BIM receives brokerage and research products and services in exchange for the direction of brokerage to a particular broker or brokers. BIM estimates that approximately 10% of its total commissions on equities were eligible to be used toward soft dollar arrangements.

Whenever BIM decides to use products or services that benefit both BIM and client accounts, BIM will make a good faith effort to determine the relative proportion of such products or services which may be attributed to research. The portion attributable to eligible research or brokerage services may be paid through client brokerage commissions and the non-research portion will be directly paid by BIM. BIM keeps adequate records as it pertains to the payment of soft dollars and their allocation between research and non-research portions. BIM analyzes its use of client brokerage commissions annually to determine whether its use of soft dollars falls within the safe harbor provided by Section 28(e) of the Exchange Act.

Although the allocations between research and non-research portions will be made in accordance with BIM overall fiduciary responsibilities, clients should be aware of the potential conflicts of interest created by the use and allocations of soft dollar arrangements. BIM acts in accordance with its duty to seek best execution and will not continue any arrangements if BIM determines that such arrangements are no longer in the best interest of BIM client accounts.

MCIM

Affiliated Brokers. MCIM may use Macquarie Capital (USA) Inc. or one of its global affiliates (“MCUSA”), its affiliated broker-dealers, to affect a portion of the Multi-Manager Global Listed Infrastructure Fund’s transactions. All transactions through MCUSA are on an agency basis and are done according to applicable laws and regulations. Although MCIM believes that MCUSA commission rates are generally competitive with those of unaffiliated broker-dealers providing comparable services and overall qualitative execution, MCIM does not represent to clients it will necessarily obtain the lowest possible commission charge on every trade.

MCIM executes transactions on behalf of the Fund through MCUSA in accordance with applicable rules and the policies and procedures approved by its clients’ boards of directors where applicable. Procedures have been reasonably designed to ensure that the commission, fee or other remuneration is reasonable and fair and that transactions are reviewed at least quarterly to confirm compliance with those procedures and to review the continued appropriateness of such procedures annually. These procedures require that commissions, fees or other remuneration charged by MCUSA must be reasonable and fair in comparison and under the same sets of circumstances as it is to other brokers and that prices for and execution of transactions should be as favorable as those from other qualified brokers. Additionally, commission charges in those transactions should be consistent with those MCUSA charges other clients that are comparable to the Fund and not affiliated with it.

MCIM will seek confirmation from the affiliated broker on an annual basis that commissions paid to the affiliate were not greater than the usual and customary commissions normally charged by brokers generally for brokerage transactions with institutional customers for a comparable volume of transactions and that all trades have been executed on an agency basis.

For the year ended March 31, 2012, 11% of MCIM’s trades were directed to MCUSA.

Other Accounts. MCIM believes there is no conflict of interest in regards to the MCIM portfolio managers’ responsibility of managing other accounts.

Trade Allocation. It is MCIM’s policy to ensure that investment opportunities are allocated fairly and equitably, over time, among all of the portfolio managers’ clients, whether through MCIM or its affiliates, and taking into account each client’s circumstances, including but not limited to, investment objectives and risk tolerance.

Periodically, the Infrastructure Securities team may execute purchases or sales of the same security for two or more of its clients. Under such circumstances, the Infrastructure Securities team may enter separate orders to purchase or sell the same securities for two or more clients, but may also aggregate the purchase or sale orders if the following conditions are met:

•	Each of the Infrastructure Securities team’s clients will receive individual investment advice and treatment.

•	The Infrastructure Securities team determines that the purchase or sale of the security is consistent with the investment objectives of and is otherwise in the best interests of each client.

•	The Infrastructure Securities team believes that such aggregation is consistent with its duty to seek best execution for each client.

•	The Infrastructure Securities team would not receive additional compensation or remuneration of any kind as a result of the proposed aggregation.

•	The Infrastructure Securities team does not favor one client over any other client, over time.

If an aggregated order is partially filled, it shall generally be allocated pro rata between the clients if it is determined to be in the clients’ best interests, depending on the size of the order placed. In the case of a very small fill, e.g. less than 10% of the total order, the order can be allocated to one client’s account on a random basis by MCIM’s trading system. However, all client accounts will receive fair and equitable treatment over time.

Soft Dollars. MCIM is permitted to pay higher commissions to certain broker-dealers than could have otherwise been negotiated in the market if it receives research or brokerage products or services from that broker-dealer in accordance with Section 28(e) of the Exchange Act. MCIM began utilizing client commission arrangements (“CCAs”) or commission sharing arrangements (“CSAs”) in obtaining client commission benefits for its infrastructure securities portfolios in November 2010. Under these types of arrangements, MCIM can request that executing brokers allocate a portion of total commissions paid to a pool of “credits” maintained by the broker that can be used to obtain client commission benefits. After accumulating a number of credits within the pool, MCIM may subsequently direct that those credits be used to pay appropriate parties in return for eligible client commission benefits. The brokerage or research products and services that may be provided to MCIM will be in accordance with SEC requirements and other applicable regulations and substantially identical to the brokerage or research products and services for which MCIM could utilize soft dollars as payment.

The goods and services used by MCIM in connection with its investment decision-making process with respect to one or more funds and accounts, and may or may not be used exclusively with respect to the fund or account generating the brokerage.

Because each product or service of the soft dollar arrangement must be classified as ‘brokerage’ or ‘research’ within the Section 28(e) safe harbor rule, this list of goods and services that might be provided includes mixed use products where MCIM has determined that a research product or service has both a research and non-research use. In this case an allocation must be made between the research and non-research functions, with the portion allocable to research being paid with commission dollars, and the non-research portion being paid by MCIM. An allocation of the cost of the product or service will be made according to its use (i.e., the component that provides assistance to MCIM in the investment decision-making process versus the component that relates to non-research activities) and the mixed-use allocation determination process shall be disclosed to its clients. The allocation will generally but not in all situations be made on the basis of the percentage of time devoted to MCIM’s use of the product for research vs. non-research applications, or such other appropriate measure of the value of the product for each use as MCIM’s chief compliance officer determines to be appropriate, both initially and upon subsequent periodic review.

MCIM has a formal process for evaluating best execution. Macquarie Funds Group’s risk management team drafts a quarterly best execution analysis at the end of each calendar quarter that addresses the following items: trading price review, which compares the prices at which the portfolios actually traded against the observed market ranges to ensure the market prices are achieved; equity block trades; daily cherry picking monitoring; brokerage allocation; and broker performance.

MCIM holds a quarterly best execution meeting to address the relevant items discussed in the quarterly best execution analysis. The quarterly best execution meeting also addresses trade fail rates by broker and by fund, events that may qualify as broker entertainment, instances of directed brokerage, counterparty commentary and any other issues raised by the members of the MCIM best execution committee. The MCIM best execution committee includes representatives of the investment team for each relevant asset class, the trader and representatives from operations and compliance. MCIM compliance, with input from MCIM best execution committee members, reviews this process periodically, but at least annually, and makes any changes to the review process as are deemed necessary.

MCIM also utilizes the services of a third party to develop transaction cost analysis reports utilized by the Infrastructure Securities team.

Portfolio Manager Compensation Structure

NTCC

As of March 31, 2012, the compensation for NTCC portfolio managers of the Fund is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her equity product team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. In addition, the portfolio manager’s annual incentive award is based primarily on the investment performance of the Fund. Performance is measured against the Fund’s Prospectus benchmark(s) and in some cases its Lipper peer group for the prior one-year and three-year periods on a pre-tax basis. The annual incentive award is not based on the amount of assets held in the Fund. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

Multi-Manager Global Listed Infrastructure Fund

Sub-Advisers

BIM

Key executives and senior portfolio management personnel are incentivized to exceed client objectives for key funds or strategies. The desire is to provide these individuals with an attractive compensation package, properly aligning interests with those of BIM, its key professionals and its clients. Compensation packages typically include an appropriate balance of current salary, bonus compensation and incentive-oriented compensation. In addition, key personnel are also eligible for the long-term incentive plan (“LTIP”) as well as sharing of client-generated performance fees.

Short-term incentive plan – For investment research and portfolio management professionals, key performance measurements primarily include relative and nominal investment performance of client portfolios. Bonuses are determined on a discretionary basis by the senior executives of BIM and measured by the following individual and team-oriented performance guidelines:

•	Individual performance guidelines:

•	Performance of individual stocks selected

•	Contribution to business development and client service

•	Development of team culture and management

•	Team-oriented performance guidelines:

•	Achievement of set business and client performance objectives

•	Regional and global team performance

Long-term incentive plan – The amount of the LTIP is approved by the board of directors annually and there is a rolling vesting schedule to aid in the retention of key people. A key component of this program is achievement of client objectives in order to properly align interests with BIM’s clients. Further, the incentive compensation of all investment personnel who work on each strategy is directly tied to the relative performance of the strategy and its clients.

MCIM

Macquarie Group’s philosophy is to pay competitive remuneration to attract and retain the best talent. The firm aims to encourage long-term commitment from staff through profit-sharing, flexible working arrangements and a flat management structure where promotion and remuneration are closely based on merit. The results of these initiatives are reflected in the relatively low voluntary staff turnover at all levels across the organization

Compensation consists of three components:

1.	fixed remuneration in the form of a base salary;

2.	variable (at risk) performance pay in the form of an annual profit share allocation; and

3.	a long term incentive in the form of stock (applies to Director level employees only).

Fixed remuneration takes into consideration the role of the individuals and market conditions. Remuneration is reviewed on a yearly basis and takes effect from July 1 of that year.

The discretionary profit sharing pool is allocated to business areas based on relative contribution to profits taking into account capital usage, and then to individuals within the business areas. Allocations to individuals are based on their contribution over the year to March 31st.

Compensation is not directly based on the pre- or post-tax performance of the Multi-Manager Global Listed Infrastructure Fund or any other portfolio over a certain period. However, performance of the Multi-Manager Global Listed Infrastructure Fund may be one factor taken into account in determining compensation.

Compensation is not directly based on the value of the assets held in the Multi-Manager Global Listed Infrastructure Fund’s portfolio or any other portfolio. However, the value of assets may be one factor taken into account in determining compensation.

Disclosure of Securities Ownership

As of the date of this SAI, no shares of the Fund were outstanding and the Fund’s portfolio managers did not own any shares of the Fund.

PROXY VOTING

Northern Funds has delegated the voting of portfolio securities to the Investment Advisers. The Investment Advisers have adopted the proxy voting policies and procedures applicable to Northern Trust Corporation and its affiliates (the “Northern Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Investment Advisers have voting discretion, including the Fund. Under the Northern Proxy Voting Policy, shares are to be voted in the best interests of the Fund.

A Proxy Committee comprised of senior investment and compliance officers of the Investment Advisers have adopted certain guidelines (the “Proxy Guidelines”) concerning various corporate governance issues. The Proxy Committee has the responsibility for the content, interpretation and application of the Proxy Guidelines and may apply these Proxy Guidelines with a measure of flexibility. The Investment Advisers have retained an independent third party (the “Service Firm”) to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. The Proxy Committee will apply the Proxy Guidelines as discussed below to any such recommendation.

The Proxy Guidelines provide that the Investment Advisers will generally vote for or against various proxy proposals, usually based upon certain specified criteria. As an example, the Proxy Guidelines provide that the Investment Advisers will generally vote in favor of proposals to:

•	Repeal existing classified boards and elect directors on an annual basis;

•	Adopt a written majority voting or withhold policy (in situations in which a company has not previously adopted such a policy);

•	Lower supermajority shareholder vote requirements for charter and bylaw amendments;

•	Lower supermajority shareholder vote requirements for mergers and other business combinations;

•	Increase common share authorizations for a stock split;

•	Implement a reverse stock split;

•	Approve an ESOP (employee stock ownership plan) or other broad based employee stock purchase or ownership plan, or increase authorized shares for existing plans; and

•	Adopt certain social and environmental issues regarding discrimination, disclosures of environmental impact and corporate sustainability, when appropriate.

The Proxy Guidelines also provide that the Investment Advisers will generally vote against proposals to:

•	Classify the board of directors;

•	Require that poison pill plans be submitted for shareholder ratification;

•	Adopt dual class exchange offers or dual class recapitalizations;

•	Require a supermajority shareholder vote to approve mergers and other significant business combinations;

•	Require a supermajority shareholder vote to approve charter and bylaw amendments; and

•	Adopt certain social and environmental proposals deemed unwarranted by the company’s board of directors.

In certain circumstances, the Proxy Guidelines provide that proxy proposals will be addressed on a case-by-case basis, including those regarding executive and director compensation plans, mergers and acquisitions, ratification of poison pill plans, a change in the company’s state of incorporation and an increase in authorized common stock.

Except as otherwise provided in the Northern Proxy Voting Policy, the Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interest of the Fund. In exercising its discretion, the Proxy Committee may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. In addition, the Proxy Committee also evaluates proposals in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote.

The Investment Advisers may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the Investment Advisers may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, the Investment Advisers may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. The Investment Advisers may also be required to vote proxies on securities issued by Northern Trust Corporation or its affiliates or on matters in which the Investment Advisers have a direct financial interest, such as shareholder approval of a change in the advisory fees paid by the Fund. The Investment Advisers seek to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility to determine whether a proxy vote involves a conflict of interest and how the conflict should be addressed in conformance with the Northern Proxy Voting Policy. The Proxy Committee may resolve such conflicts in any of a variety of ways, including without limitation the following: (i) voting in accordance with the Proxy Guidelines based recommendation of the Service Firm; (ii) voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; (iii) voting pursuant to client direction by seeking instructions from the Board of Trustees of the Trust; or by (iv) voting pursuant to a “mirror voting” arrangement under which shares are voted in the same manner and proportion as shares over which the Investment Advisers do not have voting discretion. The method selected by the Proxy Committee may vary depending upon the facts and circumstances of each situation.

The Investment Advisers may choose not to vote proxies in certain situations. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”). In circumstances in which the Service Firm does not provide recommendations for a particular proxy, the Proxy Committee may obtain recommendations from analysts at the Investment Advisers who review the issuer in question or the industry in general. The Proxy Committee will apply the Proxy Guidelines as discussed above to any such recommendation.

This summary of the Northern Proxy Voting Policy and Proxy Guidelines as adopted by the Investment Adviser is also posted in the resources section of the Northern Funds’ Web site, northernfunds.com. You may also obtain, upon request and without charge, a paper copy of the Northern Proxy Voting Policies and Proxy Guidelines or an SAI by calling 800-595-9111.

Information regarding how the Fund voted proxies, if any, relating to portfolio securities for the most recent 12-month period ended June 30 will be available, without charge, upon request, by contacting Northern Trust or by visiting the Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov.

ADMINISTRATOR AND DISTRIBUTOR

NTI (the “Administrator”) acts as administrator for the Fund under an Administration Agreement with the Trust. Subject to the general supervision of the Board, the Administrator provides supervision of all aspects of the Trust’s non-investment advisory operations and performs various corporate secretarial, treasury and blue sky services, including but not limited to: (i) maintaining office facilities and furnishing corporate officers for the Trust; (ii) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (iii) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust’s bills, preparing monthly reconciliation of the Trust’s expense records, updating projections of annual expenses, preparing materials for review by the Board and compliance testing; (iv) preparing and submitting reports to the Trust’s shareholders and the SEC; (v) preparing and arranging for printing of financial statements; (vi) preparing monthly Fund profile reports; (vii) preparing and filing the Trust’s federal and state tax returns (other than those required to be filed by the Trust’s Custodian and Transfer Agent) and providing shareholder tax information to the Trust’s Transfer Agent; (viii) assisting the Trust’s Investment Adviser, at the Investment Adviser’s request, in monitoring and developing compliance procedures for the Trust which will include, among other matters, procedures to assist the Investment Adviser in monitoring compliance with the Fund’s investment objective, policies, restrictions, tax matters and applicable laws and regulations; (ix) assisting in marketing strategy and product development; (x) performing oversight/management responsibilities, such as the supervision and coordination of certain of the Trust’s service providers; (xi) performing “blue sky” compliance functions; (xii) assisting in maintaining corporate records and good standing status of the Trust in its state of organization; and (xiii) monitoring the Trust’s arrangements with respect to services provided by Service Organizations to their customers who are the beneficial owners of shares, pursuant to servicing arrangements between the Trust and such Servicing Agents.

Subject to the limitations described below, as compensation for its administrative services and the assumption of related expenses, the Administrator is entitled to a fee from the Fund, computed daily and payable monthly, at an annual rate of 0.15% of the average daily net assets of the Fund.

Unless sooner terminated, the Administration Agreement will continue in effect until June 30, 2013, and thereafter for successive one-year terms with respect to the Fund, provided that the Agreement is approved annually (i) by the Board or (ii) by the vote of a majority of the outstanding shares of the Fund (as defined below under “Description of Shares”), provided that in either event the continuance also is approved by a majority of the Multi-Manager Trustees who are not parties to the Agreement and who are not interested persons (as defined in the 1940 Act) of any party thereto, by vote cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement is terminable at any time without penalty by the Trust on at least 60 days’ written notice to the Administrator. The Administrator may terminate the Administration Agreement at any time without penalty after at least 60 days’ written notice to the Trust. The Administration Agreement provides that the Administrator may render similar services to others so long as its services under such Agreement are not impaired thereby. The Administration Agreement also provides that the Trust will indemnify the Administrator against all claims except those resulting from the willful misfeasance, bad faith or negligence of the Administrator, or the Administrator’s breach of confidentiality.

The Trust, on behalf of the Multi-Manager Funds, also has entered into a Distribution Agreement under which NFD, with principal offices at Three Canal Plaza, Suite 100, Portland, Maine 04101, as agent, distributes the shares of the Fund on a continuous basis. The Investment Advisers pay the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to NFD for such distribution services. However, the Investment Adviser has entered into an agreement with NFD under which it makes payments to NFD in consideration for its services under the Distribution Agreement. The payments made by the Investment Adviser to NFD do not represent an additional expense to the Trust or its shareholders. NFD is a wholly-owned subsidiary of Foreside Distributors, LLC (“Foreside Distributors”), based in Portland, Maine, and an indirect wholly-owned subsidiary of Foreside Financial Group, LLC. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD’s breach of confidentiality.

Under a License Agreement (the “License Agreement”) with Foreside Distributors, Northern Trust Corporation agrees that the name “Northern Funds” may be used by Foreside Distributors and NFD in connection with providing services to the Trust on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name “Northern Funds” to any other person. The License Agreement provides that at such time as the License Agreement is no longer in effect, Foreside Distributors and NFD will cease using the name “Northern Funds.”

SERVICE ORGANIZATIONS

As stated in the Fund’s Prospectus, the Fund may enter into agreements from time to time with Service Organizations providing for support and/or distribution services to customers of the Service Organizations who are the beneficial owners of Fund shares. Under the agreements, the Fund may pay Service Organizations up to 0.25% (on an annualized basis) of the average daily NAV of the shares beneficially owned by their customers. Support services provided by Service Organizations under their agreements may include: (i) processing dividend and distribution payments from the Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing subaccounting with respect to shares beneficially owned by customers or the information necessary for subaccounting; (vi) forwarding shareholder communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Fund. In addition, Service Organizations may provide assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of Fund shares.

The Fund’s arrangements with Service Organizations under the agreements are governed by a Service Plan, which has been adopted by the Board. In accordance with the Service Plan, the Board reviews, at least quarterly, a written report of the amounts expended in connection with the Fund’s arrangements with Service Organizations and the purposes for which the expenditures were made. In addition, the Fund’s arrangements with Service Organizations must be approved annually by a majority of the Multi-Manager Trustees, including a majority of the Multi-Manager Trustees who are not “interested persons” of the Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the “Disinterested Trustees”).

The Board believes that there is a reasonable likelihood that its arrangements with Service Organizations will benefit the Fund and its shareholders. Any material amendment to the arrangements with Service Organizations under the agreements must be approved by a majority of the Board (including a majority of the Disinterested Trustees).

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Drinker Biddle & Reath LLP, with offices at One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996 and 191 North Wacker Drive, Chicago, Illinois 60606-1698, serves as counsel to the Trust, as well as its non-interested Trustees.

Deloitte & Touche LLP, an independent registered public accounting firm, 111 South Wacker Drive, Chicago Illinois,60606-4301, has been appointed to serve as an independent registered public accounting firm for the Trust. In addition to audit services, an affiliate of Deloitte & Touche LLP reviews the Trust’s federal and state tax returns.

IN-KIND PURCHASES AND REDEMPTIONS

Payment for shares of the Fund may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment, contact the Transfer Agent. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

Although the Fund generally will redeem shares in cash, the Fund reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash) from the Fund. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund’s NAV per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

REDEMPTION FEES AND REQUIREMENTS

Shares of the Fund are sold and generally redeemed without any purchase or redemption charge imposed by the Trust. However, as described in the Prospectus, there will be a 2% redemption fee (including redemption by exchange) on shares of the Fund exchanged within 30 days of purchase.

AUTOMATIC INVESTING PLAN

The Automatic Investing Plan permits an investor to use “Dollar Cost Averaging” in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help investors reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, Dollar Cost Averaging usually should be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems shares at a price which is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels.

DIRECTED REINVESTMENTS

In addition to having your income dividends and/or capital gains distributions reinvested in shares of the Fund, you may elect the directed reinvestment option and have dividends and capital gains distributions automatically invested in another Northern Fund. Reinvestments can only be directed to an existing Northern Funds account (which must meet the minimum investment requirement). Directed reinvestments may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account. Directed reinvestments from a qualified plan account to a regular account may have adverse tax consequences including imposition of a penalty tax and, therefore, you should consult your own tax adviser before commencing these transactions.

REDEMPTIONS AND EXCHANGES

Exchange requests received on a Business Day prior to the time shares of the Fund involved in the request are priced will be processed on the date of receipt. “Processing” a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the NAV per share next determined on the date of receipt. Shares of a new Fund into which the shareholder is investing also normally will be purchased at the NAV per share next determined coincident to or after the time of redemption. Exchange requests received on a Business Day after the time shares of the Funds involved in the request are priced and will be processed on the next Business Day in the manner described above.

The Trust may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Fund’s Prospectus from time to time. The Trust reserves the right on 30 days’ written notice, to redeem the shares held in any account if at the time of redemption, the NAV of the remaining shares in the account falls below $1,000. Such involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in the Fund’s NAV. The Trust also may involuntarily redeem shares held by any shareholder who provides incorrect or incomplete account information or when such redemptions are necessary to avoid adverse consequences to the Fund and its shareholders or the Transfer Agent.

RETIREMENT PLANS

Shares of the Fund may be purchased in connection with certain tax-sheltered retirement plans, including profit-sharing plans, 401(k) plans, money purchase pension plans, target benefit plans and individual retirement accounts. Further information about how to participate in these plans, the fees charged and the limits on contributions can be obtained from Northern Trust. To invest through any of the tax-sheltered retirement plans, please call Northern Trust for information and the required separate application. To determine whether the benefits of a tax-sheltered retirement plan are available and/or appropriate, a shareholder should consult with a tax adviser.

EXPENSES

Except as set forth above and in this SAI, the Fund is responsible for the payment of its expenses. These expenses include, without limitation, the fees and expenses payable to the Investment Advisers, Sub-Advisers, Administrator, Transfer Agent and Custodian; brokerage fees and commissions, fees for the registration or qualification of Fund shares under federal or state securities laws; expenses of the organization of the Trust; taxes; interest; costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against the Trust for violation of any law; legal, tax and auditing fees and expenses; expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and distributing of the same to the Fund’s shareholders and regulatory authorities; compensation and expenses of its Trustees; payments to Service Organizations; fees of industry organizations such as the Investment Company Institute; and miscellaneous and extraordinary expenses incurred by the Trust.

NTI as one of the Fund’s Investment Advisers has contractually agreed to reimburse a portion of the Fund’s expenses and/or reimburse all or portions of its advisory fees from the Fund during the current fiscal year. The result of these reimbursements will be to increase the performance of the Fund during the periods for which the reimbursements are made. The contractual reimbursement arrangements are expected to continue until at least July 31, 2013.

PERFORMANCE INFORMATION

You may call 800-595-9111 to obtain performance information or visit northernfunds.com.

Performance reflects expense reimbursements, as previously discussed in this SAI. If such expense reimbursements were not in place, the Fund’s performance would have been reduced.

The Fund calculates its total returns on an “annual total return” basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the Fund over the measuring period. Total returns for shares of the Fund also may be calculated on an “aggregate total return” basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the Fund’s shares and assume that any dividends and capital gain distributions made by the Fund during the period are reinvested in the shares of the Fund. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of the Fund for any one year in the period might have been more or less than the average for the entire period. The Fund also may advertise from time to time the total return of the Fund on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

The Fund calculates its “average annual total return” by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value (“ERV”) of such investment according to the following formula:

P(1+T) n = ERV

Where:	P =	hypothetical initial payment of $1,000;
	T =	average annual total return;
	n =	period covered by the computation, expressed in terms of years; and
	ERV =	ending redeemable value at the end of the 1-, 5- or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the 1-, 5- or 10-year periods (or fractional portion).

Average annual total return (before taxes) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the Fund’s maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at NAV on the reinvestment dates during the period.

The Fund may compute an “average annual total return-after taxes on distributions” for the Fund by determining the average annual compounded rate of return after taxes on distributions during specified periods that equates the initial amount invested to the ERV after taxes on distributions but not after taxes on redemption according to the following formula:

P(1+T) n = ATVD

Where:	P =	a hypothetical initial payment of $1,000;
	T =	average annual total return (after taxes on distributions);
	n =	number of years; and
	ATV D =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion), after taxes on distributions but not after taxes on redemption.

Average annual total return (after taxes on distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the Fund’s maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, also is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

The Fund may compute its “average annual total return-after taxes on distributions and redemption” by determining the average annual compounded rate of return after taxes on distributions and redemption during specified periods that equates the initial amount invested to the ERV after taxes on distributions and redemption according to the following formula:

P(1+T) n = ATVDR

Where:	P =	a hypothetical initial payment of $1,000;
	T =	average annual total return (after taxes on distributions and redemption);
	n =	number of years; and
	ATV DR =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on distributions and redemption.

Average annual total return (after taxes on distributions and redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the Fund’s maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from the redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

The Fund may compute its “aggregate total return” by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ERV of such investment. The formula for calculating aggregate total return is as follows:

T = [(ERV/P)]-1

Where:	P =	hypothetical initial payment of $1,000;
	T =	aggregate total return; and
	ERV =	ending redeemable value at the end of the 1-, 5- or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) period at the end of the 1-, 5- or 10-year periods (or fractional portion).

The formula for calculating total return assumes that (i) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, and (ii) all recurring fees charged to all shareholder accounts are included. The variable ERV is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

GENERAL INFORMATION

The Fund’s performance will fluctuate, unlike bank deposits or other investments that pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze the Fund as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing NAV and determining performance.

The performance of the Fund may be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by Lipper, Inc., Morning Star, Inc. or to the S&P 500 Index, the Consumer Price Index, the Dow Jones Industrial Average, or the S&P Global Infrastructure Index. Performance data as reported in national financial publications such as Money, Forbes, Barron’s, the Wall Street Journal and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of the Fund. From time to time, the Fund also may quote the mutual fund ratings of Morningstar, Inc. and other services in their advertising materials.

Ibbotson Associates, Inc. of Chicago, Illinois (“Ibbotson”), a registered investment adviser and wholly-owned subsidiary of Morningstar, Inc., provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons also may include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Fund. The Fund also may compare performance to that of other compilations or indices that may be developed and made available in the future.

The Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. “Compounding” refers to the fact that, if dividends or other distributions on the Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment.

The Fund may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of the Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of the Investment Advisers and Sub-Advisers as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Fund also may include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of the Fund. Also, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternative to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

Materials may include lists of representative clients of Northern Trust. Materials may refer to the CUSIP numbers of the Fund and may illustrate how to find the listings of the Fund in newspapers and periodicals. Materials also may include discussions of other funds, investment products, and services.

The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data.

The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in the Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor’s average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

The Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

Advertisements and sales materials relating to the Fund may include information regarding the background and experience of its portfolio managers.

NET ASSET VALUE

Securities are valued at fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are valued at the regular trading session closing price on the exchange or system in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities that are not reported in the NASDAQ National Market System also generally are valued at the most recent quoted bid price. Fixed-income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities. Such prices may be determined taking into account other similar securities prices, yields, maturities, call features, ratings, strength of issuer, insurance guarantees, institutional size trading in similar groups of securities and developments related to specific securities. The values of securities of foreign issuers generally are based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed-income securities, however, may, like domestic fixed-income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities. Shares of open-end investment companies are valued at NAV. Shares of exchange-traded funds are valued at their closing price on the exchange or system on which such securities are principally traded. Spot and forward currency exchange contracts generally are valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued by outside sources, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the Investment Advisers have determined, pursuant to Board authorization, approximates fair value. Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the Investment Advisers under the supervision of the Board. Circumstances in which securities may be fair valued include periods when trading in a security is limited, corporate actions and announcements take place, or regulatory news is released such as government approvals. Additionally the Trust, in its discretion, may make adjustments to the prices of securities held by the Fund if an event occurs after the publication of market values normally used by the Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by the Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, government actions, or natural disasters. The use of fair valuation involves the risk that the values used by the Fund to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. Eastern Standard Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at a NAV other than the Fund’s official closing NAV. For instance, if a pricing error is discovered that impacts the Fund’s NAV, the corrected NAV would be the official closing NAV and the erroneous NAV would be a NAV other than the Fund’s official closing NAV. Those transactions that were processed using the erroneous NAV may then be reprocessed using the official closing NAV. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, the Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

The Investment Advisers are not required to calculate the NAV of the Fund on days during which no shares are tendered to the Fund for redemption and no orders to purchase or sell shares are received by the Fund, or on days on which there is an insufficient degree of trading in the Fund’s portfolio securities for changes in the value of such securities to affect materially the NAV per share.

TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

FEDERAL—GENERAL INFORMATION

The Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, the Fund generally is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which (a) the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and (b) the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships (including MLPs).

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) by the end of each calendar year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

Any capital loss carryovers incurred by the Fund are permitted to be carried forward indefinitely.

STATE AND LOCAL TAXES

Although the Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

FOREIGN TAXES

The Fund may be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. If more than 50% of the value of the total assets of the Fund consist of stocks and securities (including debt securities) of foreign corporations at the close of a taxable year, the Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding and other foreign income taxes, as paid by its shareholders. It is anticipated that the Fund will generally be eligible to make this election. If the Fund makes this election, the amount of such foreign taxes paid by the Fund will be included in its shareholders’ income pro rata (in addition to taxable distributions actually received by them), and each such shareholder will be entitled either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If the Fund is not eligible or chooses not to make this election it will be entitled to deduct such taxes in computing the amounts it is required to distribute.

TAXATION OF INCOME FROM CERTAIN FINANCIAL INSTRUMENTS, REITS AND PFICS

The tax principles applicable to transactions in financial instruments, including futures contracts and options, that may be engaged in by the Fund, and investments in REITs, MLPs and passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income. Additionally, they may generate items of tax preference or adjustment for the alternative minimum tax that may be allocable to the shareholder.

In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

DESCRIPTION OF SHARES

The Trust Agreement permits the Trust’s Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees or Trust may hereafter create series in addition to the Trust’s forty-five existing series, which represent interests in the Trust’s forty-five respective portfolios, one of which is discussed in this SAI.

The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees: (i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class.

As authorized by the Trust Agreement, the Trust’s Board of Trustees has appointed the Board to oversee the Multi-Manager Funds and all future Multi-Manager Funds established by the Board. The Board has all of the rights, protections, indemnities, immunities, duties, powers, authorities and responsibilities of Trustees under the Trust Agreement with respect to, but only with respect to the Multi-Manager Funds, including the power to appoint additional or successor Multi-Manager Funds Trustees and to create additional Multi-Manager Funds. The following discussion with respect to the rights and duties of, and authorities vested in, the Trustees is qualified in its entirety by the foregoing sentence. Any of the Multi-Manager Funds Trustees may serve as Trustees of the Trust or any other series of the Trust.

Under the terms of the Trust Agreement, each share of the Fund has a par value of $0.0001, which represents a proportionate interest in the Fund with each other share of its class in the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. Upon any liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under “Account Policies and Other Information” in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by the Fund may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund. The Trust also may suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of the Fund are redeemable at the unilateral option of the Trust. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing shares of the Fund are not issued.

The proceeds received by the Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect to the Fund and with a share of the general liabilities of the Trust. Expenses with respect to the Fund normally are allocated in proportion to the NAV of the Fund except where allocations of direct expenses can otherwise be fairly made.

The Fund and other funds of the Trust entitled to vote on a matter will vote in the aggregate and not by fund, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular fund.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share (and proportionate fractional votes for fractional shares held) or to one vote for each dollar of NAV represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as “dollar-based voting”). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. The power to call a vote with respect to shareholders of the Multi-Manager Funds is vested exclusively in the Board. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees (including the Multi-Manager Trustees) may determine or may be required by law.

Subject to the rights of the Multi-Manager Funds Trustees with respect to the Multi-Manager Funds, the Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a “master-feeder” structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

Subject to the rights of the Multi-Manager Funds Trustees with respect to the Multi-Manager Funds, the Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

The Board of Trustees of the Trust may not, without the affirmative vote of the holders of a majority of the outstanding shares of the applicable Multi-Manager Funds, amend or otherwise supplement the Trust Agreement or amend and restate a trust investment to reduce the rights, duties, powers, authorities and responsibilities of the

Multi-Manager Funds’ Trustees, except to the extent such action does not violate the 1940 Act. Subject to the foregoing, the Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

The Trust Agreement permits the termination of the Trust or of any series or class of the Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

Under the Delaware Statutory Trust Act (the “Delaware Act”), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The term “majority of the outstanding shares” of either the Trust or a particular Fund or investment portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Fund or portfolio.

OTHER INFORMATION

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C. or on the SEC’s Web site at sec.gov.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the highest rating category. The obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B-1” – A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-2” – A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-3” – A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation ratings are based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” – Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for payment of short-term financial obligations as they fall due is very high. Differ from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” implies a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange. A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is very high.

“AA” – An obligation rated “AA” differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. It differs from the highest-rated obligors only to a small degree.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC” and “CC” – Obligations rated “BB,” “B,” “CCC” and “CC” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “CC” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “D” ratings, but are instead rated on the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category or to categories below “B”.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” implies that a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange. A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

(“high”, “low”) – Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels – “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned, a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

APPENDIX B

As stated in the Prospectus, the Fund may enter into certain futures transactions. Some of these transactions are described in this Appendix. The Fund may also enter into futures transactions or other securities and instruments that are available in the markets from time to time.

I. Index and Security Futures Contracts

A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, certain futures contracts relate to narrower market indices, such as the S&P 100® Index or indexes based on an industry or market segment, such as oil and gas stocks. Since 2001, trading has been permitted in futures based on a single stock and on narrow-based security indices (as defined in the Commodity Futures Modernization Act of 2000) (together “security futures;” broader-based index futures are referred to as “index futures”). Some futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission (the “CFTC”). These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a derivatives transaction execution facility (“DTEF”). Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. Futures contracts also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated by varying degrees by the CFTC. To the extent consistent with its investment objective and strategies, the Fund may also engage in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

The Fund may sell index futures and security futures contracts in order to offset a decrease in market value of their portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of their portfolios as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase index futures and security futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

In addition, the Fund may utilize index futures and security futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in their holdings they may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of their portfolios will decline prior to the time of sale.

II. Futures Contracts on Foreign Currencies

A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

III. Margin Payments

Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Investment Advisers or Sub-Advisers may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV. Risks of Transactions in Futures Contracts

There are several risks in connection with the use of futures by the Fund, even if the futures are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Advisers or Sub-Advisers. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Advisers or Sub-Advisers. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Advisers or Sub-Advisers may still not result in a successful hedging transaction over a short time frame.

In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility, which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by Fund is also subject to the Investment Advisers’ and Sub-Advisers’ ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures purchased or sold by a Fund (and related options) may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (the “NFA”) nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the NFA and any domestic exchange or other trading facility (including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange), nor the protective measures provided by the SEC’s rules relating to security futures. In particular, the investments of the Fund in foreign futures, or foreign options transactions may not be provided the same protections in respect to transactions on United States futures trading facilities. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

V. Options on Futures Contracts

The Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option of a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which a Fund intends to purchase. Similarly, if the value of the securities held by a Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See “Risks of Transactions in Futures Contracts” above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VI. Other Matters

The Fund intends to comply with the regulations of the CFTC exempting them from registration as a “Commodity Pool Operator.” The Fund is operated by persons who have claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulations as a pool operator under such Act. Accounting for futures contracts will be in accordance with generally accepted accounting principles.

PART C: OTHER INFORMATION

ITEM 28. EXHIBITS

The following exhibits are incorporated herein by reference to: Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A (the “Registration Statement”) (Accession No. 0000893220-96-000957),

Post-Effective Amendment No. 11 to such Registration Statement (Accession No. 0000893220-96-001248),

Post-Effective Amendment No. 12 to such Registration Statement (Accession No. 0000893220-96-001771),

Post-Effective Amendment No. 16 to such Registration Statement (Accession No. 0000893220-97-001320),

Post-Effective Amendment No. 19 to such Registration Statement (Accession No. 0000893220-98-000578),

Post-Effective Amendment No. 22 to such Registration Statement (Accession No. 0000893220-99-000673),

Post-Effective Amendment No. 27 to such Registration Statement (Accession No. 0000893220-99-001176),

Post-Effective Amendment No. 28 to such Registration Statement (Accession No. 0000948221-99-000405),

Post-Effective Amendment Nos. 30 and 31 to such Registration Statement (Accession Nos. 0000927405-00-000135 and 0000927405-00-000136),

Post-Effective Amendment No. 34 to such Registration Statement (Accession No. 0000948221-00-000340),

Post-Effective Amendment No. 35 to such Registration Statement (Accession No. 0000912057-01-007427),

Post-Effective Amendment No. 36 to such Registration Statement (Accession No. 0000912057-01-517742),

Post-Effective Amendment No. 37 to such Registration Statement (Accession No. 0000912057-01-525747),

Post-Effective Amendment No. 38 to such Registration Statement (Accession No. 0000912057-02-022419),

Post-Effective Amendment No. 39 to such Registration Statement (Accession No. 0001047469-03-025437),

Post-Effective Amendment No. 40 to such Registration Statement (Accession No. 0000950137-04-005850),

Post-Effective Amendment No. 41 to such Registration Statement (Accession No. 0000950137-04-010606),

Post-Effective Amendment No. 42 to such Registration Statement (Accession No. 0000950137-05-006454),

Post-Effective Amendment No. 45 to such Registration Statement (Accession No. 0000950137-05-015036),

Post-Effective Amendment No. 46 to such Registration Statement (Accession No. 0000950137-06-003828),

Post-Effective Amendment No. 49 to such Registration Statement (Accession No. 0000950137-06-007089),

Post-Effective Amendment No. 50 to such Registration Statement (Accession No. 0000950137-06-008268),

Post-Effective Amendment No. 52 to such Registration Statement (Accession No. 0000950137-06-013309),

Post-Effective Amendment No. 53 to such Registration Statement (Accession No. 0000950137-07-008254),

Post-Effective Amendment No. 57 to such Registration Statement (Accession No. 0000950137-07-012261),

Post-Effective Amendment No. 58 to such Registration Statement (Accession No. 0000950137-07-013913),

Post-Effective Amendment No. 59 to such Registration Statement (Accession No. 0001193125-08-145069),

Post-Effective Amendment No. 60 to such Registration Statement (Accession No. 0001193125-08-160161),

Post-Effective Amendment No. 62 to such Registration Statement (Accession No. 0001193125-08-194615),

Post-Effective Amendment No. 63 to such Registration Statement (Accession No. 0001193125-08-237777),

Post-Effective Amendment No. 64 to such Registration Statement (Accession No. 0001193125-09-069646),

Post-Effective Amendment No. 65 to such Registration Statement (Accession No. 0001193125-09-134909),

Post-Effective Amendment No. 66 to such Registration Statement (Accession No. 0001193125-09-156982),

Post-Effective Amendment No. 68 to such Registration Statement (Accession No. 0001193125-09-188660),

Post-Effective Amendment No. 69 to such Registration Statement (Accession No. 0001193125-10-000472),

Post-Effective Amendment No. 71 to such Registration Statement (Accession No. 0000950130-10-000276),

Post-Effective Amendment No. 72 to such Registration Statement (Accession No. 0000950130-10-000673),

Post-Effective Amendment No. 74 to such Registration Statement (Accession No. 0001193125-10-170156),

Post-Effective Amendment No. 75 to such Registration Statement (Accession No. 0001193125-10-170532),

Post-Effective Amendment No. 76 to such Registration Statement (Accession No. 0001193125-11-141481),

Post-Effective Amendment No. 77 to such Registration Statement (Accession No. 0001193125-11-199060),

Post-Effective Amendment No. 78 to such Registration Statement (Accession No. 0001193125-11-199111);

Post-Effective Amendment No. 81 to such Registration Statement (Accession No. 0001193125-12-125352) and

Post-Effective Amendment No. 83 to such Registration Statement (Accession No. 0001193125-12-181937).

a)	(1)	Agreement and Declaration of Trust dated February 7, 2000 filed as Exhibit (a)(19) to Post-Effective Amendment Nos. 30 and 31 to Registrant’s Registration Statement on Form N-1A, filed on May 15, 2000 (Accession Nos. 0000927405-00-000135 and 0000927405-00-000136) (“PEA Nos. 30 and 31”).

	(2)	Amendment No. 1 to the Agreement and Declaration of Trust dated February 8, 2000 filed as Exhibit (a)(2) to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, filed on August 1, 2000 (Accession No. 0000948221-00-000340) (“PEA No. 34”).

	(3)	Amendment No. 2 to the Agreement and Declaration of Trust dated May 2, 2000 filed as Exhibit (a)(3) to PEA No. 34.

	(4)	Amendment No. 3 to the Agreement and Declaration of Trust dated September 25, 2000 filed as Exhibit (a)(1) to Post Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A (Accession No. 0000912057-01-007427) (“PEA No. 35”).

	(5)	Amendment No. 4 to the Agreement and Declaration of Trust dated February 2, 2001 filed as Exhibit (a)(2) to PEA No. 35.

(6)	Amendment No. 5 to the Agreement and Declaration of Trust dated July 29, 2003 filed as Exhibit (a)(6) to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A, filed on July 29, 2003 (Accession No. 0001047469-03-025437) (“PEA No. 39”).

(7)	Amendment No. 6 to the Agreement and Declaration of Trust dated October 26, 2004 filed as Exhibit (a)(7) to Post-Effective Amendment No. 41 to Registrant’s Registration Statement on Form N-1A, filed on December 1, 2004 (Accession No. 0000950137-04-010606) (“PEA No. 41”).

(8)	Amendment No. 7 to the Agreement and Declaration of Trust dated February 11, 2005 filed as Exhibit (a)(8) to Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A, filed on May 25, 2005 (Accession No. 0000950137-05-006454) (“PEA No. 42”).

(9)	Amendment No. 8 to the Agreement and Declaration of Trust dated May 7, 2005 filed as Exhibit (a)(9) to PEA No. 42.

(10)	Amendment No. 9 to the Agreement and Declaration of Trust dated November 4, 2005 filed as Exhibit (a)(10) to Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A, filed on December 16, 2005 (Accession No. 0000950137-05-015036) (“PEA No. 45”).

(11)	Amendment No. 10 to the Agreement and Declaration of Trust dated February 16, 2006 filed as Exhibit (a)(11) to Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A, filed on March 27, 2006 (Accession No. 0000950137-06-003828) (“PEA No. 46”).

(12)	Amendment No. 11 to the Agreement and Declaration of Trust dated May 5, 2006 filed as Exhibit (a)(12) to Post-Effective Amendment No. 49 to Registrant’s Registration Statement on Form N-1A, filed on June 22, 2006 (Accession No. 0000950137-06-007089) (“PEA No. 49”).

(13)	Amendment No. 12 to the Agreement and Declaration of Trust dated May 4, 2006 filed as Exhibit (a)(13) to PEA No. 49.

(14)	Amendment No. 13 to the Agreement and Declaration of Trust dated May 5, 2006 filed as Exhibit (a)(14) to PEA No. 49.

(15)	Amendment No. 14 to the Agreement and Declaration of Trust dated June 20, 2006 filed as Exhibit (a)(15) to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A, filed on July 28, 2006 (Accession No. 0000950137-06-008268) (“PEA No. 50”).

(16)	Amendment No. 15 to the Agreement and Declaration of Trust dated February 16, 2007 filed as Exhibit (a)(16) to Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A, filed on May 30, 2007 (Accession No. 0000950137-07-008254) (“PEA No. 53”).

(17)	Amendment No. 16 to the Agreement and Declaration of Trust dated February 15, 2007 filed as Exhibit (a)(17) to PEA No. 53.

(18)	Amendment No. 17 to the Agreement and Declaration of Trust dated August 3, 2007 filed as Exhibit (a)(18) to Post-Effective Amendment No. 57 to Registrant’s Registration Statement on Form N-1A, filed on August 13, 2007 (Accession No. 0000950137-07-012261) (“PEA No. 57”).

(19)	Amendment No. 18 to the Agreement and Declaration of Trust dated August 3, 2007 filed as Exhibit (a)(19) to PEA No. 57.

(20)	Amendment No. 19 to the Agreement and Declaration of Trust dated November 2, 2007 filed as Exhibit (a)(20) to Post-Effective Amendment No. 60 to Registrant’s Registration Statement on Form N-1A, filed on July 29, 2008 (Accession No. 0001193125-08-160161) (“PEA No. 60”).

	(21)	Amendment No. 20 to the Agreement and Declaration of Trust dated August 8, 2008 filed as Exhibit (a)(21) to Post-Effective Amendment No. 63 to Registrant’s Registration Statement on Form N-1A, filed on November 17, 2008 (Accession No. 0001193125-08-237777) (“PEA No. 63”).

	(22)	Amendment No. 21 to the Agreement and Declaration of Trust dated November 7, 2008 filed as Exhibit (a)(22) to PEA No. 63.

	(23)	Amendment No. 22 to the Agreement and Declaration of Trust dated May 8, 2009 filed as Exhibit (a)(23) to Post-Effective Amendment No. 65 to Registrant’s Registration Statement on Form N-1A, filed on June 22, 2009 (Accession No. 0001193125-09-134909) (“PEA No. 65”).

	(24)	Amendment No. 23 to the Agreement and Declaration of Trust dated August 28, 2009 filed as Exhibit (a)(24) to Post-Effective Amendment No. 68 to Registrant’s Registration Statement on Form N-1A, filed on September 8, 2009 (Accession No. 0001193125-09-188660) (“PEA No. 68”).

	(25)	Amendment No. 24 to the Agreement and Declaration of Trust dated December 14, 2009 filed as Exhibit (a)(25) to Post-Effective Amendment No. 71 to Registrant’s Registration Statement on Form N-1A, filed on May 28, 2010 (Accession No. 0000950130-10-000276) (“PEA No. 71”).

	(26)	Amendment No. 25 to the Agreement and Declaration of Trust effective May 14, 2010 filed as Exhibit (a)(26) to Post-Effective Amendment No. 74 to Registrant’s Registration Statement on Form N-1A, filed on July 28, 2010 (Accession No. 0001193125-10-170156) (“PEA No. 74”).

	(27)	Amendment No. 26 to the Agreement and Declaration of Trust effective July 31, 2010 filed as Exhibit (a)(27) to PEA No. 74.

	(28)	Amendment No. 27 to the Agreement and Declaration of Trust effective August 11, 2010 filed as Exhibit (a)(28) to Post-Effective Amendment No. 76 to Registrant’s Registration Statement on Form N-1A, filed on May 16, 2011(Accession No. 0001193125-11-141481) (“PEA No. 76”).

	(29)	Amendment No. 28 to the Agreement and Declaration of Trust effective February 18, 2011 filed as Exhibit (a)(29) to PEA No. 76.

b)	(1)	Amended and Restated By-Laws adopted August 2, 2000 filed as Exhibit (b)(1) to Post Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A, filed on May 30, 2002 (Accession No. 0000912057-02-022419) (“PEA No. 38”).

	(2)	Amendment No. 1 to the Amended and Restated By-Laws adopted March 31, 2003 filed as Exhibit (b)(2) to PEA No. 39.

	(3)	Amendment No. 2 to the Amended and Restated By-Laws adopted July 29, 2003 filed as Exhibit (b)(3) to PEA No. 39.

	(4)	Amendment No. 3 to the Amended and Restated By-Laws adopted April 27, 2004 filed as Exhibit (b)(4) to Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A, filed on July 26, 2004 (Accession No. 0000950137-04-005850) (“PEA No. 40”).

	(5)	Amendment No. 4 to the Amended and Restated By-Laws adopted July 27, 2004 filed as Exhibit (b)(5) to PEA No. 41.

	(6)	Amendment No. 5 to the Amended and Restated By-Laws adopted June 20, 2006 filed as Exhibit (b)(6) to PEA No. 50.

	(7)	Amendment No. 6 to the Amended and Restated By-Laws adopted February 14, 2008 filed as Exhibit (b)(7) to PEA No. 60.

	(8)	Amendment No. 7 to the Amended and Restated By-Laws adopted November 5, 2010 filed as Exhibit (b)(8) to PEA No. 76.

c)	Articles IV, V, VI, VII and IX of the Agreement and Declaration of Trust dated February 7, 2000 filed as Exhibit (a)(19) to PEA Nos. 30 and 31.

d)	(1)	Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(1) to PEA No. 35.

	(2)	Addendum No. 1 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(2) to PEA No. 35.

	(3)	Addendum No. 2 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(3) to PEA No. 35.

	(4)	Addendum No. 3 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(4) to PEA No. 35.

	(5)	Addendum No. 4 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(5) to PEA No. 35.

	(6)	Addendum No. 5 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(6) to PEA No. 35.

	(7)	Addendum No. 6 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(7) to PEA No. 35.

	(8)	Addendum No. 7 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(8) to PEA No. 35.

	(9)	Addendum No. 8 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(9) to PEA No. 35.

	(10)	Addendum No. 9 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(10) to PEA No. 35.

	(11)	Addendum No. 10 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(11) to PEA No. 35.

	(12)	Addendum No. 11 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated September 26, 2000 filed as Exhibit (d)(12) to PEA No. 35.

(13)	Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated August 2, 2000 filed as Exhibit (d)(13) to PEA No. 35.

(14)	Addendum No. 1 to the Investment Advisory and Ancillary Services Agreement between Northern Funds and Northern Trust Investments, Inc. dated May 17, 2001 filed as Exhibit (d)(15) to Post Effective Amendment No. 36 to Registrant’s Registration Statement on Form N-1A, filed on May 29, 2001 (Accession No. 0000912057-01-517742) (“PEA No. 36”).

(15)	Addendum No. 2 to the Investment Advisory and Ancillary Services Agreement between Northern Funds and Northern Trust Investments, N.A. dated February 14, 2005 filed as Exhibit (d)(16) to PEA No. 42.

(16)	Addendum No. 3 to the Investment Advisory and Ancillary Services Agreement between Northern Funds and Northern Trust Investments, N.A. dated December 5, 2005 filed as Exhibit (d)(17) to PEA No. 45.

(17)	Addendum No. 4 to the Investment Advisory and Ancillary Services Agreement between Northern Funds and Northern Trust Investments, N.A. dated February 17, 2006 filed as Exhibit (d)(18) to PEA No. 46.

(18)	Addendum No. 5 to the Investment Advisory and Ancillary Services Agreement between Northern Funds and Northern Trust Investments, N.A. dated May 5, 2006 filed as Exhibit (d)(20) to PEA No. 50.

(19)	Addendum No. 6 to the Investment Advisory and Ancillary Services Agreement between Northern Funds and Northern Trust Investments, N.A. dated February 16, 2007 filed as Exhibit (d)(21) to PEA No. 53.

(20)	Addendum No. 7 to the Investment Advisory and Ancillary Services Agreement between Northern Funds and Northern Trust Investments, N.A. dated August 3, 2007 filed as Exhibit (d)(23) to Post-Effective Amendment No. 58 to Registrant’s Registration Statement on Form N-1A, filed on September 7, 2007 (Accession No. 0000950137-07-013913) (“PEA No. 58”).

(21)	Investment Advisory and Ancillary Services Agreement between Northern Funds, Northern Trust Global Advisors, Inc., and Northern Trust Investments, N.A. dated May 5, 2006 filed as Exhibit (d)(19) to PEA No. 49.

(22)	Addendum No. 1 to the Investment Advisory and Ancillary Services Agreement between Northern Funds, Northern Trust Global Advisors, Inc., and Northern Trust Investments, N.A. dated August 3, 2007 filed as Exhibit (d)(22) to PEA No. 58.

(23)	Addendum No. 2 to the Investment Advisory and Ancillary Services Agreement between Northern Funds, Northern Trust Global Advisors, Inc. and Northern Trust Investments, N.A. dated November 7, 2008 filed as Exhibit (d)(26) to Post-Effective Amendment No. 64 to Registrant’s Registration Statement on Form N-1A, filed on March 31, 2009 (Accession No. 0001193125-09-069646) (“PEA No. 64”).

(24)	Addendum No. 3 to the Investment Advisory and Ancillary Services Agreement between Northern Funds, Northern Trust Global Advisors, Inc. and Northern Trust Investments, N.A. dated August 28, 2009 filed as Exhibit (d)(24) to PEA No. 68.

(25)	Form of Addendum No. 4 to the Investment Advisory and Ancillary Services Agreement among Northern Funds, The Northern Trust Company of Connecticut and Northern Trust Investments, Inc. filed as Exhibit (d)(25) to Post-Effective Amendment No. 83 to Registrant’s Registration Statement on Form N-1A, filed on April 25, 2012 (Accession No. 0001193125-12-181937) (“PEA No. 83”).

(26)	Expense Reimbursement Agreement between Northern Funds and Northern Trust Investments, N.A. and The Northern Trust Company of Connecticut dated July 31, 2010 filed as Exhibit (d)(25) to Post-Effective Amendment No. 75 to Registrant’s Registration Statement on Form N-1A, filed on July 29, 2010 (Accession No. 0001193125-10-170532) (“PEA No. 75”).

(27)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc. and The Northern Trust Company of Connecticut filed as Exhibit (d)(33) to Post-Effective Amendment No. 69 to such Registration Statement (Accession No. 0001193125-10-000472) (“PEA No. 69”).

(28)	Amended and Restated Investment Advisory and Ancillary Services Agreement dated November 15, 2007 (with respect to the Global Sustainability Index Fund) and January 29, 2008 (with respect to each of the other Funds of the Trust) between Northern Funds, Northern Trust Global Investments, Ltd. and Northern Trust Investments, N.A. filed as Exhibit (d)(24) to Post-Effective Amendment No. 59 to Registrant’s Registration Statement on Form N-1A, filed on July 1, 2008 (Accession No. 0001193125-08-145069) (“PEA No. 59”).

(29)	Addendum No. 1 to the Amended and Restated Investment Advisory and Ancillary Services Agreement between Northern Funds and Northern Trust Investments, N.A. dated August 8, 2008 filed as Exhibit (d)(25) to Post-Effective Amendment No. 62 to Registrant’s Registration Statement on Form N-1A, filed on September 11, 2008 (Accession No. 0001193125-08-194615) (“PEA No. 62”).

(30)	Addendum No. 2 to the Amended and Restated Investment Advisory and Ancillary Services Agreement between Northern Funds and Northern Trust Investments, N.A. dated May 8, 2009 filed as Exhibit (d)(27) to PEA No. 65.

(31)	Addendum No. 3 to the Amended and Restated Investment Advisory and Ancillary Services Agreement between Northern Funds and Northern Trust Investments, N.A. dated May 7, 2010 filed as Exhibit (d)(30) to PEA No. 76.

(32)	Addendum No. 4 to the Amended and Restated Investment Advisory and Ancillary Services Agreement between Northern Funds and Northern Trust Investments, Inc. dated July 31, 2011 filed as Exhibit (d)(31) to PEA No. 81.

(33)	Expense Reimbursement Agreement between Northern Funds and Northern Trust Investments, N.A. dated July 31, 2010 filed as Exhibit (d)(32) to PEA No. 76.

(34)	Expense Reimbursement Agreement between Northern Funds and Northern Trust Investments, N.A. dated July 31, 2010 filed as Exhibit (d)(29) to PEA No. 74.

(35)	Expense Reimbursement and Advisory Fee Waiver Agreement between Northern Funds and Northern Trust Investments, Inc. dated July 31, 2011 filed as Exhibit (d)(34) to Post-Effective Amendment No. 77 to Registrant’s Registration Statement on Form N-1A, filed on July 27, 2011 (Accession No. 0001193125-11-199060) (“PEA No. 77”).

(36)	Assumption Agreement between Northern Trust Investments, Inc. and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(14) to PEA No. 35.

(37)	Assumption Agreement between The Northern Trust Company and Northern Trust Investments, Inc. dated January 1, 2001 filed as Exhibit (d)(16) to PEA No. 35.

(38)	Assumption Agreement by and among The Northern Trust Company, Northern Trust Investments, Inc. and Northern Trust Global Investments (Europe) Limited dated May 2, 2001 filed as Exhibit (d)(17) to Post Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A, filed on July 30, 2001 (Accession No. 0000912057-01-525747) (“PEA No. 37”).

(39)	Assumption Agreement between Northern Trust Investments, Inc. and Northern Trust Global Investments (Europe) Limited dated April 1, 2002 filed as Exhibit (d)(17) to PEA No. 39.

(40)	Assumption Agreement between Northern Trust Investments, N.A. and Northern Trust Global Investments Limited dated August 3, 2007 filed as Exhibit (d)(29) to PEA No. 59.

(41)	Assumption Agreement among Northern Trust Investments, N.A. and Northern Trust Global Investments Limited dated July 31, 2010 filed as Exhibit (d)(35) to PEA No. 74.

(42)	Assumption Agreement among Northern Trust Investments, N.A., Northern Trust Investments, Inc. and Northern Trust Global Investments Limited dated December 30, 2010 filed as Exhibit (d)(41) to PEA No. 76.

(43)	Fee Reduction Commitment dated July 31, 2002 by Northern Trust Investments, Inc. and Northern Trust Global Investments (Europe) Limited filed as Exhibit (d)(19) to PEA No. 39.

(44)	Fee Reduction Commitment dated July 31, 2002 by Northern Trust Investments, Inc. filed as Exhibit (d)(20) to PEA No. 39.

(45)	Fee Reduction Commitment dated July 31, 2004 by Northern Trust Investments, N.A. and Northern Trust Global Investments (Europe) Limited filed as Exhibit (d)(21) to PEA No. 40.

(46)	Fee Reduction Commitment dated February 24, 2005 by Northern Trust Investments, N.A. filed as Exhibit (d)(23) to PEA No. 42.

(47)	Fee Reduction Commitment dated February 17, 2006 by Northern Trust Investments, N.A. and Northern Trust Global Investments Limited filed as Exhibit (d)(27) to PEA No. 46.

(48)	Fee Reduction Commitment dated May 9, 2008 by Northern Trust Investments, N.A. and Northern Trust Global Investments Ltd. filed as Exhibit (d)(35) to PEA No. 60.

(49)	Fee Reduction Commitment dated May 9, 2008 by Northern Trust Investments, N.A. and Northern Trust Global Advisors, Inc. filed as Exhibit (d)(36) to PEA No. 60.

(50)	Fee Reduction Commitment dated December 14, 2009 by Northern Trust Investments, N.A. filed as Exhibit (d)(64) to PEA No. 71.

(51)	Fee Reduction Commitment dated July 31, 2010 by Northern Trust Investments, N.A. filed as Exhibit (d)(44) to PEA No. 74.

(52)	Acknowledgement of Conversion between Northern Trust Investments, N.A. and Registrant dated July 31, 2003 filed as Exhibit (d)(22) to PEA No. 40.

(53)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Altrinsic Global Advisors, LLC dated June 22, 2006 filed as Exhibit (d)(30) to PEA No. 49.*

(54)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Geneva Capital Management Ltd. dated June 22, 2006 filed as Exhibit (d)(31) to PEA No. 49.*

(55)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and LSV Asset Management dated June 22, 2006 filed as Exhibit (d)(33) to PEA No. 49.*

(56)	Amendment No. 1 to the Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and LSV Asset Management dated August 4, 2006 filed as Exhibit (d)(36) to PEA No. 53.

(57)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and TCW Investment Management Company dated June 22, 2006 filed as Exhibit (d)(38) to PEA No. 49.*

(58)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Tradewinds NWQ Global Investors, LLC dated June 22, 2006 filed as Exhibit (d)(39) to PEA No. 49.*

(59)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Jennison Associates LLC dated August 3, 2007 filed as Exhibit (d)(50) to PEA No. 60.*

(60)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Marsico Capital Management, LLC dated August 30, 2007 filed as Exhibit (d)(51) to PEA No. 60.*

(61)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Tradewinds Global Investors, LLC dated November 13, 2007 filed as Exhibit (d)(55) to PEA No. 60.*

(62)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Marsico Capital Management, LLC dated December 14, 2007 filed as Exhibit (d)(56) to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A, filed on July 28, 2009 (Accession No. 0001193125-09-156982) (“PEA No. 66”).*

(63)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and William Blair & Company, LLC dated March 3, 2008 filed as Exhibit (d)(56) to PEA No. 60.*

(64)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Systematic Financial Management LP dated May 9, 2008 filed as Exhibit (d)(54) to PEA No. 60.*

(65)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and ING Clarion Real Estate Securities, LLC dated November 18, 2008 filed as Exhibit (d)(63) to PEA No. 64.*

(66)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Axiom International Investors, LLC dated November 19, 2008 filed as Exhibit (d)(58) to PEA No. 64. *

(67)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and PanAgora Asset Management, Inc. dated November 19, 2008 filed as Exhibit (d)(59) to PEA No. 64.*

(68)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Westwood Global Investments, LLC dated November 19, 2008 filed as Exhibit (d)(60) to PEA No. 64.*

(69)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Cohen & Steers Capital Management, Inc. dated November 19, 2008 filed as Exhibit (d)(61) to PEA No. 64.*

(70)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and EII Realty Securities Inc. dated November 19, 2008 filed as Exhibit (d)(62) to PEA No. 64.*

(71)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Loomis, Sayles & Company, L.P. dated August 28, 2009 filed as Exhibit (d)(70) to PEA No. 68.*

(72)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Stone Harbor Investment Partners LP dated August 28, 2009 filed as Exhibit (d)(71) to PEA No. 68.*

(73)	Assumption Agreement between Northern Trust Investments, N.A. and Northern Trust Global Investments Limited dated August 3, 2007 filed as Exhibit (d)(29) to PEA No. 59.

(74)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and Altrinsic Global Advisors, LLC filed as Exhibit (d)(34) to PEA No. 69.

(75)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and Axiom International Investors, LLC filed as Exhibit (d)(35) to PEA No. 69.

(76)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and Cohen & Steers Capital Management, Inc. filed as Exhibit (d)(36) to PEA No. 69.

(77)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and Delaware Management Company, a series of Delaware Management Business Trust filed as Exhibit (d)(38) to PEA No. 69.

(78)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and EII Realty Securities, Inc. filed as Exhibit (d)(39) to PEA No. 69.

(79)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and Geneva Capital Management Ltd. filed as Exhibit (d)(40) to PEA No. 69.

(80)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and ING Clarion Real Estate Securities, LLC filed as Exhibit (d)(41) to PEA No. 69.

(81)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and Jennison Associates LLC filed as Exhibit (d)(42) to PEA No. 69.

(82)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and Loomis, Sayles & Company L.P. filed as Exhibit (d)(43) to PEA No. 69.

(83)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and LSV Asset Management filed as Exhibit (d)(44) to PEA No. 69.

(84)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and Marsico Capital Management, LLC filed as Exhibit (d)(45) to PEA No. 69.

(85)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and PanAgora Asset Management, Inc. filed as Exhibit (d)(49) to PEA No. 69.

(86)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and Stone Harbor Investment Partners LP filed as Exhibit (d)(50) to PEA No. 69.

(87)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and Systematic Financial Management LP filed as Exhibit (d)(51) to PEA No. 69.

(88)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and TCW Investment Management Company filed as Exhibit (d)(52) to PEA No. 69.

(89)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and Tradewinds Global Investors, LLC filed as Exhibit (d)(53) to PEA No. 69.

(90)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and Westwood Global Investments, LLC filed as Exhibit (d)(54) to PEA No. 69.

(91)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and William Blair & Company filed as Exhibit (d)(56) to PEA No. 69.

(92)	Investment Sub-Advisory Agreement among The Northern Trust Company of Connecticut (formerly Northern Trust Global Advisors, Inc.), Northern Trust Investments, N.A. and Delaware Management Company dated January 4, 2010 filed as Exhibit (d)(98) to PEA No. 75.*

(93)	Investment Sub-Advisory Agreement among The Northern Trust Company of Connecticut, Northern Trust Investments, N.A. and Riverbridge Partners, LLC dated March 15, 2010 filed as Exhibit (d)(99) to PEA No. 75.*

(94)	Investment Sub-Advisory Agreement among The Northern Trust Company of Connecticut, Northern Trust Investments, N.A. and Trilogy Global Advisors, LLC dated March 15, 2010 filed as Exhibit (d)(100) to PEA No. 75.*

(95)	Investment Sub-Advisory Agreement among The Northern Trust Company of Connecticut, Northern Trust Investments, N.A. and Denver Investment Advisors LLC dated June 3, 2010 filed as Exhibit (d)(101) to PEA No. 75.*

(96)	Investment Sub-Advisory Agreement among The Northern Trust Company of Connecticut, Northern Trust Investments, N.A. and Hotchkis and Wiley Capital Management, LLC dated June 3, 2010 filed as Exhibit (d)(102) to PEA No. 75.*

(97)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and NFJ Investment Group dated October 1, 2010 filed as Exhibit (d)(98) to Post-Effective Amendment No. 78 to Registrant’s Registration Statement on Form N-1A, filed on July 27, 2011 (Accession No. 0001193125-11-199111) (“PEA No. 78”).*

(98)	Investment Sub-Advisory Agreement among Northern Trust Investments, N.A., The Northern Trust Company of Connecticut and Trilogy Global Advisors, LP dated December 3, 2010 filed as Exhibit (d)(99) to PEA No. 78.*

(99)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Altrinsic Global Advisors, LLC filed as Exhibit (d)(100) to PEA No. 78.

(100)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Axiom International Investors, LLC filed as Exhibit (d)(101) to PEA No. 78.

(101)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Cohen & Steers Capital Management, Inc. filed as Exhibit (d)(102) to PEA No. 78.

(102)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Delaware Management Company, a series of Delaware Management Business Trust filed as Exhibit (d)(103) to PEA No. 78.

(103)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Denver Investment Advisors LLC filed as Exhibit (d)(104) to PEA No. 78.

(104)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and EII Realty Securities, Inc. filed as Exhibit (d)(105) to PEA No. 78.

(105)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Geneva Capital Management Ltd. filed as Exhibit (d)(106) to PEA No. 78.

(106)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Hotchkis & Wiley Capital Management, LLC filed as Exhibit (d)(107) to PEA No. 78.

(107)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and ING Clarion Real Estate Securities, LLC filed as Exhibit (d)(108) to PEA No. 78.

(108)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Jennsion Associates LLC filed as Exhibit (d)(109) to PEA No. 78.

(109)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Loomis Sayles & Company, L.P. filed as Exhibit (d)(110) to PEA No. 78.

(110)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and LSV Asset Management filed as Exhibit (d)(111) to PEA No. 78.

(111)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Marsico Capital Management, LLC filed as Exhibit (d)(112) to PEA No. 78.

(112)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and NFJ Investment Group filed as Exhibit (d)(113) to PEA No. 78.

(113)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and PanAgora Asset Management, Inc. filed as Exhibit (d)(114) to PEA No. 78.

(114)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Riverbridge Partners, LLC filed as Exhibit (d)(115) to PEA No. 78.

(115)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Stone Harbor Investment Partners LP filed as Exhibit (d)(116) to PEA No. 78.

(116)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Systematic Financial Management LP filed as Exhibit (d)(117) to PEA No. 78.

(117)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and TCW Investment Management Company filed as Exhibit (d)(118) to PEA No. 78.

(118)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Tradewinds Global Investors, LLC filed as Exhibit (d)(119) to PEA No. 78.

(119)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Trilogy Global Advisors, LP filed as Exhibit (d)(120) to PEA No. 78.

(120)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Westwood Global Investments, LLC filed as Exhibit (d)(122) to PEA No. 78.

(121)	Assumption Agreement dated December 30, 2010 among Northern Trust Investments, N.A., Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and William Blair & Company filed as Exhibit (d)(123) to PEA No. 78.

(122)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and NWQ Investment Management Company, LLC dated February 1, 2011 filed as Exhibit (d)(124) to PEA No. 78.*

(123)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Cardinal Capital Management, L.L.C. dated February 1, 2011 filed as Exhibit (d)(125) to PEA No. 78.*

(124)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Allianz Global Investors Capital LLC dated February 1, 2011 filed as Exhibit (d)(126) to PEA No. 78.*

(125)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Pzena Investment Management, LLC dated June 28, 2011 filed as Exhibit (d)(127) to PEA No. 78.*

(126)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Neuberger Berman Fixed Income LLC dated July 1, 2011 filed as Exhibit (d)(128) to PEA No. 78.*

(127)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and CBRE Clarion Securities, LLC dated July 1, 2011 filed as Exhibit (d)(129) to PEA No. 78.*

(128)	Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Northern Cross, LLC dated January 26, 2012 filed as Exhibit (d)(128) to PEA No. 83.*

(129)	Form of Investment Sub-Advisory Agreement filed as Exhibit (d)(129) to PEA No. 83

(130)	Amended and Restated Expense Reimbursement Agreement between Northern Funds and Northern Trust Investments, Inc. dated July 31, 2011 filed as Exhibit (d)(98) to PEA No. 77.

(131)	Amended and Restated Expense Reimbursement Agreement between Northern Funds, Northern Trust Investments, Inc. and The Northern Trust Company of Connecticut dated July 31, 2011 filed as Exhibit (d)(131) to PEA No. 78.

(132)	Amended and Restated Expense Reimbursement Agreement between Northern Funds and Northern Trust Investments, Inc. dated November 4, 2011 filed as Exhibit (d)(129) to PEA No. 81.

(133)	Amended and Restated Expense Reimbursement Agreement among Northern Funds, Northern Trust Investments, Inc. and The Northern Trust Company of Connecticut dated November 4, 2011 filed as Exhibit (d)(133) to PEA No. 83.

(134)	Form of Expense Reimbursement Agreement among Northern Funds, Northern Trust Investments, Inc. and The Northern Trust Company of Connecticut filed as Exhibit (d)(134) to PEA No. 83.

(135)	Amended and Restated Expense Reimbursement and Advisory Fee Waiver Agreement between Northern Funds and Northern Trust Investments, Inc. dated November 4, 2011 filed as Exhibit (d)(130) to PEA No. 81.

(136)	Amendment No. 1 to the Amended and Restated Expense Reimbursement and Advisory Fee Waiver Agreement between Northern Funds and Northern Trust Investments, Inc. dated February 24, 2012 filed as Exhibit (d)(131) to PEA No. 81.

e)	(1)	Distribution Agreement between Registrant and Northern Funds Distributors, LLC dated March 31, 2009 filed as Exhibit (e)(1) to PEA No. 71.

	(2)	Amended and Restated Schedule A to the Distribution Agreement between Registrant and Northern Funds Distributors, LLC dated May 8, 2009 filed as Exhibit (e)(2) to PEA No. 71.

	(3)	Amended and Restated Schedule A to the Distribution Agreement between Registrant and Northern Funds Distributors, LLC dated August 28, 2009 filed as Exhibit (e)(3) to PEA No. 71.

	(4)	Amended and Restated Schedule A to the Distribution Agreement between Registrant and Northern Funds Distributors, LLC dated May 7, 2010 filed as Exhibit (e)(4) to PEA No. 76.

	(5)	Amended and Restated Schedule A to the Distribution Agreement between Registrant and Northern Funds Distributors, LLC dated February 18, 2011 filed as Exhibit (e)(5) to PEA No. 77.

	(6)	Form of Amended and Restated Schedule A to the Distribution Agreement between Registrant and Northern Funds Distributors, LLC filed as Exhibit (e)(6) to PEA No. 83.

f)		None.

g)	(1)	Custodian Agreement between Registrant and The Northern Trust Company dated April 1, 1994 (“Custodian Agreement”) filed as Exhibit 8(a) to Post Effective Amendment No. 11 to Registrant’s Registration Statement on Form N-1A, filed on July 29, 1996 (Accession No. 0000893220-96-001248) (“PEA No. 11”).

	(2)	Addendum No. 1 to the Custodian Agreement dated November 29, 1994 filed as Exhibit 8(d) to PEA No. 11.

	(3)	Addendum No. 2 to the Custodian Agreement dated March 29, 1996 filed as Exhibit 8(f) to Post Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A, filed on June 12, 1996 (Accession No. 0000893220-96-000957) (“PEA No. 9”).

	(4)	Addendum No. 3 to the Custodian Agreement dated August 7, 1996 filed as Exhibit 8(i) to Post Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A, filed on October 30, 1996 (Accession No. 0000893220-96-001771) (“PEA No. 12”).

	(5)	Addendum No. 4 to the Custodian Agreement dated August 6, 1996 filed as Exhibit 8(j) to PEA No. 12.

	(6)	Addendum No. 5 to the Custodian Agreement dated March 24, 1997 filed as Exhibit 8(n) to Post Effective Amendment No. 16 to Registrant’s Registration Statement on Form N-1A, filed on July 31, 1997 (Accession No. 0000893220-97-001320) (“PEA No. 16”).

	(7)	Addendum No. 6 to the Custodian Agreement dated February 12, 1997 filed as Exhibit 8(l) to Post Effective Amendment No. 19 to Registrant’s Registration Statement on Form N-1A, filed on March 20, 1998 (Accession No. 0000893220-98-000578) (“PEA No. 19”).

	(8)	Addendum No. 7 to the Custodian Agreement dated November 18, 1997 filed as Exhibit 8(o) to PEA No. 19.

	(9)	Addendum No. 8 to the Custodian Agreement dated December 21, 1998 filed as Exhibit (g)(12) to Post Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A, filed on May 28, 1999 (Accession No. 0000893220-99-000673) (“PEA No. 22”).

(10)	Addendum No. 9 to the Custodian Agreement dated September 15, 1999 filed as Exhibit (g)(13) to Post Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A, filed on October 15, 1999 (Accession No. 0000893220-99-001176) (“PEA No. 27”).

(11)	Addendum No. 10 to the Custodian Agreement dated December 28, 1999 filed as Exhibit (g)(14) to Post Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A, filed on December 28, 1999 (Accession No. 0000948221-99-000405) (“PEA No. 28”).

(12)	Addendum No. 11 to the Custodian Agreement dated July 31, 2000 filed as Exhibit (g)(15) to PEA No. 35.

(13)	Addendum No. 12 to the Custodian Agreement dated August 1, 2000 filed as Exhibit (g)(16) to PEA No. 35.

(14)	Addendum No. 13 to the Custodian Agreement dated September 26, 2000 filed as Exhibit (g)(17) to PEA No. 35.

(15)	Addendum No. 14 to the Custodian Agreement dated May 17, 2001 filed as Exhibit (g)(15) to PEA No. 36.

(16)	Addendum No. 15 to the Custodian Agreement dated October 30, 2001 filed as Exhibit (g)(16) to PEA No. 38.

(17)	Addendum No. 16 to the Custodian Agreement dated July 29, 2003 filed as Exhibit (g)(17) to PEA No. 40.

(18)	Addendum No. 17 to the Custodian Agreement dated February 14, 2005 filed as Exhibit (g)(18) to PEA No. 42.

(19)	Addendum No. 18 to the Custodian Agreement dated December 5, 2005 filed as Exhibit (g)(19) to PEA No. 45.

(20)	Addendum No. 19 to the Custodian Agreement dated May 5, 2006 filed as Exhibit (g)(20) to PEA No. 50.

(21)	Addendum No. 20 to the Custodian Agreement dated February 16, 2007 filed as Exhibit (g)(21) to PEA No. 53.

(22)	Addendum No. 21 to the Custodian Agreement dated August 3, 2007 filed as Exhibit (g)(22) to PEA No. 58.

(23)	Addendum No. 22 to the Custodian Agreement dated August 3, 2007 filed as Exhibit (g)(23) to PEA No. 58.

(24)	Addendum No. 23 to the Custodian Agreement dated May 8, 2009 filed as Exhibit (g)(24) to PEA No. 65.

(25)	Addendum No. 24 to the Custodian Agreement dated May 7, 2010 filed as Exhibit (g)(25) to PEA No. 76.

(26)	Addendum No. 25 to the Custodian Agreement dated February 18, 2011 filed as Exhibit (g)(26) to PEA No. 77.

(27)	Addendum No. 26 to the Custodian Agreement dated February 18, 2011 filed as Exhibit (g)(27) to PEA No. 77.

	(28)	Foreign Custody Agreement between Registrant and The Northern Trust Company dated April 1, 1994 (“Foreign Custody Agreement”) filed as Exhibit 8(g) to PEA No. 11.

	(29)	Addendum No. 1 to the Foreign Custody Agreement dated April 1, 1998 filed as Exhibit 8(p) to PEA No. 19.

	(30)	Addendum No. 2 to the Foreign Custody Agreement dated February 8, 2000 filed as Exhibit (g)(15) to PEA Nos. 30 and 31.

	(31)	Addendum No. 3 to the Foreign Custody Agreement dated July 31, 2000 filed as Exhibit (g)(19) to PEA No. 35.

	(32)	Addendum No. 4 to the Foreign Custody Agreement dated October 30, 2001 filed as Exhibit (g)(21) to PEA No. 38.

	(33)	Addendum No. 5 to the Foreign Custody Agreement dated July 29, 2003 filed as Exhibit (g)(23) to PEA No. 40.

	(34)	Addendum No. 6 to the Foreign Custody Agreement dated February 14, 2005 filed as Exhibit (g)(25) to PEA No. 42.

	(35)	Addendum No. 7 to the Foreign Custody Agreement dated February 17, 2006 filed as Exhibit (g)(28) to PEA No. 46.

	(36)	Addendum No. 8 to the Foreign Custody Agreement dated May 5, 2006 filed as Exhibit (g)(29) to PEA No. 50.

	(37)	Addendum No. 9 to the Foreign Custody Agreement dated May 5, 2006 filed as Exhibit (g)(30) to PEA No. 50.

	(38)	Addendum No. 10 to the Foreign Custody Agreement dated November 2, 2007 filed as Exhibit (g)(34) to PEA No. 59.

	(39)	Addendum No. 11 to the Foreign Custody Agreement dated August 8, 2008 filed as Exhibit (g)(35) to PEA No. 62.

	(40)	Addendum No. 12 to the Foreign Custody Agreement dated November 7, 2008 filed as Exhibit (g)(36) to PEA No. 63.

	(41)	Addendum No. 13 to the Foreign Custody Agreement dated August 28, 2009 filed as Exhibit (g)(38) to PEA No. 68.

	(42)	Foreign Custody Monitoring Agreement between Registrant and The Northern Trust Company dated July 2, 2001 filed as Exhibit (g)(20) to PEA No. 37.

	(43)	Addendum No. 14 to the Foreign Custody Agreement dated February 18, 2011 filed as Exhibit (g)(43) to PEA No. 77.

	(44)	Form of Addendum No. 15 to the Foreign Custody Agreement filed as Exhibit (g)(44) to PEA No. 83.

h)	(1)	Transfer Agency Agreement between Registrant and The Northern Trust Company dated April 1, 1994 (“Transfer Agency Agreement”) filed as Exhibit 8(b) to PEA No. 11.

(2)	Addendum No. 1 to the Transfer Agency Agreement dated November 29, 1994 filed as Exhibit 8(c) to PEA No. 11.

(3)	Addendum No. 2 to the Transfer Agency Agreement dated March 29, 1996 filed as Exhibit 8(e) to PEA No. 11.

(4)	Addendum No. 3 to the Transfer Agency Agreement dated August 7, 1996 filed as Exhibit 8(h) to PEA No. 12.

(5)	Addendum No. 4 to the Transfer Agency Agreement dated March 24, 1997 filed as Exhibit 8(m) to PEA No. 16.

(6)	Addendum No. 5 to the Transfer Agency Agreement dated February 12, 1997 filed as Exhibit 8(k) to PEA No. 19.

(7)	Addendum No. 6 to the Transfer Agency Agreement dated November 18, 1997 filed as Exhibit 8(q) to PEA No. 19.

(8)	Addendum No. 7 to the Transfer Agency Agreement dated December 21, 1998 filed as Exhibit (h)(11) to PEA No. 22.

(9)	Addendum No. 8 to the Transfer Agency Agreement dated September 15, 1999 filed as Exhibit (h)(9) to PEA No. 27.

(10)	Addendum No. 9 to the Transfer Agency Agreement dated December 28, 1999 filed as Exhibit (h)(10) to PEA No. 28.

(11)	Addendum No. 10 to the Transfer Agency Agreement dated February 8, 2000 filed as Exhibit (h)(15) to PEA Nos. 30 and 31.

(12)	Addendum No. 11 to the Transfer Agency Agreement dated July 31, 2000 filed as Exhibit (h)(13) to PEA No. 34.

(13)	Addendum No. 12 to the Transfer Agency Agreement dated August 1, 2000 filed as Exhibit (h)(15) to PEA No. 35.

(14)	Addendum No. 13 to the Transfer Agency Agreement dated August 1, 2000 filed as Exhibit (h)(16) to PEA No. 35.

(15)	Addendum No. 14 to the Transfer Agency Agreement dated May 17, 2001 filed as Exhibit (h)(15) to PEA No. 36.

(16)	Addendum No. 15 to the Transfer Agency Agreement dated October 30, 2001 filed as Exhibit (h)(16) to PEA No. 38.

(17)	Addendum No. 16 to the Transfer Agency Agreement dated February 14, 2005 filed as Exhibit (h)(17) to PEA No. 42.

(18)	Addendum No. 17 to the Transfer Agency Agreement dated December 5, 2005 filed as Exhibit (h)(18) to PEA No. 45.

(19)	Addendum No. 18 to the Transfer Agency Agreement dated February 17, 2006 filed as Exhibit (h)(19) to PEA No. 46.

(20)	Addendum No. 19 to the Transfer Agency dated February 17, 2006 filed as Exhibit (h)(20) to PEA No. 46.

(21)	Addendum No. 20 to the Transfer Agency Agreement dated May 5, 2006 filed as Exhibit (h)(21) to PEA No. 50.

(22)	Addendum No. 21 to the Transfer Agency Agreement dated May 5, 2006 filed as Exhibit (h)(22) to PEA No. 50.

(23)	Addendum No. 22 to the Transfer Agency Agreement dated February 16, 2007 filed as Exhibit No. (h)(23) to PEA No. 53.

(24)	Addendum No. 23 to the Transfer Agency Agreement dated August 3, 2007 filed as Exhibit (h)(24) to PEA No. 58.

(25)	Addendum No. 24 to the Transfer Agency Agreement dated August 3, 2007 filed as Exhibit (h)(25) to PEA No. 58.

(26)	Addendum No. 25 to the Transfer Agency Agreement dated November 2, 2007 filed as Exhibit (h)(26) to PEA No. 59.

(27)	Addendum No. 26 to the Transfer Agency Agreement dated August 8, 2008 filed as Exhibit (h)(27) to PEA No. 62.

(28)	Addendum No. 27 to the Transfer Agency Agreement dated November 7, 2008 filed as Exhibit (h)(28) to PEA No. 63.

(29)	Addendum No. 28 to the Transfer Agency Agreement dated May 8, 2009 filed as Exhibit (h)(29) to PEA No. 65.

(30)	Addendum No. 29 to the Transfer Agency Agreement dated August 28, 2009 filed as Exhibit (h)(30) to PEA No. 68.

(31)	Addendum No. 30 to the Transfer Agency Agreement dated May 7, 2010 filed as Exhibit (h)(31) to PEA No. 76.

(32)	Addendum No. 31 to the Transfer Agency Agreement dated February 18, 2011 filed as Exhibit (h)(32) to PEA No. 77.

(33)	Addendum No. 32 to the Transfer Agency Agreement dated February 18, 2011 filed as Exhibit (h)(33) to PEA No. 77.

(34)	Form of Addendum No. 33 to the Transfer Agency Agreement filed as Exhibit (h)(34) to PEA No. 83.

(35)	Amended and Restated Service Plan, adopted as of April 1, 1999 and most recently revised as of September 15, 1999, and Related Agreement filed as Exhibit (h)(11) to PEA No. 27.

(36)	Amended and Restated Service Plan adopted on April 1, 1994 and amended on May 2, 2000 and filed as Exhibit (h)(16) to PEA No. 34 and Related Forms of Servicing Agreement as amended on February 13, 2004 filed as Exhibit (h)(19) to PEA 40.

(37)	Administration Agreement by and between Registrant and Northern Trust Investments, N.A. dated January 1, 2009 (“Administration Agreement”) filed as Exhibit (h)(34) to PEA No. 65.

	(38)	Amended and Restated Schedule A to the Administration Agreement dated May 8, 2009 filed as Exhibit (h)(35) to PEA No. 65.

	(39)	Amended and Restated Schedule A to the Administration Agreement dated August 28, 2009 filed as Exhibit (h)(35) to PEA No. 68.

	(40)	Amended and Restated Schedule C to the Administration Agreement dated July 31, 2010 filed as Exhibit (h)(36) to PEA No. 74.

	(41)	Amended and Restated Schedule A to the Administration Agreement dated May 7, 2010 filed as Exhibit (h)(39) to PEA No. 76.

	(42)	Amended and Restated Schedule C to the Administration Agreement dated August 11, 2010 filed as Exhibit (h)(40) to PEA No. 76.

	(43)	Amended and Restated Schedule A to the Administration Agreement dated February 18, 2011 filed as Exhibit (h)(42) to PEA No. 77.

	(44)	Form of Amended and Restated Schedule A to the Administration Agreement filed as Exhibit (h)(44) to PEA No. 83.

	(45)	Plan of Reorganization by Northern Institutional Funds, on behalf of its Global Tactical Asset Allocation Portfolio, and Northern Funds, on behalf of its Global Tactical Asset Allocation Fund, dated February 18, 2011 filed as Exhibit (h)(43) to PEA No. 77.

i)		None.

j)	(1)	Consent of Drinker Biddle & Reath LLP is filed herewith.

	(2)	Consent of Deloitte & Touche LLP is filed herewith.

k)		None.

l)	(1)	Purchase Agreement between Registrant and The Northern Trust Company dated March 31, 1994 filed as Exhibit 13(a) to PEA No. 11.

	(2)	Purchase Agreement between Registrant and Miriam M. Allison dated March 14, 1994 filed as Exhibit 13(b) to PEA No. 11.

	(3)	Purchase Agreement between Registrant and Miriam M. Allison dated March 31, 1998 for shares of the Mid Cap Growth Fund filed as Exhibit (l)(3) to PEA No. 22.

	(4)	Purchase Agreement between Registrant and Miriam M. Allison dated December 31, 1998 for shares of the High Yield Fixed Income Fund filed as Exhibit (l)(4) to PEA No. 22.

	(5)	Purchase Agreement between Registrant and Miriam M. Allison dated December 31, 1998 for shares of the High Yield Municipal Fund filed as Exhibit (l)(5) to PEA No. 22.

	(6)	Purchase Agreement between Registrant and Miriam M. Allison dated September 3, 1999 for shares of the Small Cap Index Fund filed as Exhibit (l)(6) to PEA No. 27.

	(7)	Purchase Agreement between Registrant and The Northern Trust Company dated September 3, 1999 for shares of the Income Equity Fund, Stock Index Fund, Growth Equity Fund, Technology Fund, International Growth Equity Fund and Small Cap Index Fund filed as Exhibit (l)(7) to PEA No. 27.

(8)	Purchase Agreement between Registrant and Martin C. Gawne dated September 30, 1999 for shares of the Small Cap Growth Fund filed as Exhibit (l)(8) to PEA No. 27.

(9)	Purchase Agreement between Registrant and Martin C. Gawne dated September 30, 1999 for shares of the Short-Intermediate U.S. Government Fund filed as Exhibit (l)(9) to PEA No. 27.

(10)	Purchase Agreement between Registrant and Martin C. Gawne dated September 30, 1999 for shares of the California Intermediate Tax-Exempt Fund filed as Exhibit (l)(10) to PEA No. 27.

(11)	Purchase Agreement between Registrant and Martin C. Gawne dated September 30, 1999 for shares of the Arizona Tax-Exempt Fund filed as Exhibit (l)(11) to PEA No. 27.

(12)	Purchase Agreement between Registrant and The Northern Trust Company dated October 1, 1999 for shares of the U.S. Government Fund, Intermediate Tax-Exempt Fund, Fixed Income Fund, Tax-Exempt Fund, California Tax-Exempt Fund, International Fixed Income Fund, Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund and Short-Intermediate U.S. Government Fund filed as Exhibit (l)(12) to PEA No. 27.

(13)	Purchase Agreement between Registrant and The Northern Trust Company dated February 14, 2000 for shares of the MarketPower Fund filed as Exhibit (l)(13) to PEA Nos. 30 and 31.

(14)	Purchase Agreement between Registrant and Brian R. Curran dated May 8, 2000 for shares of the Global Communications Fund filed as Exhibit (l)(14) to PEA Nos. 30 and 31.

(15)	Purchase Agreement between Registrant and The Northern Trust Company dated February 14, 2000 for shares of the Tax-Exempt Money Market Fund filed as Exhibit (l)(15) to PEA Nos. 30 and 31.

(16)	Purchase Agreement between Registrant and Brian R. Curran for shares of the Large Cap Value Fund dated August 2, 2000 filed as Exhibit (l)(1) to PEA No. 35.

(17)	Purchase Agreement between Registrant and Brian R. Curran for shares of the Growth Opportunities Fund dated September 22, 2000 filed as Exhibit (l)(2) to PEA No. 35.

(18)	Purchase Agreement between Registrant and Brian R. Curran for shares of the Value Fund dated May 29, 2001 filed as Exhibit (l)(18) to PEA No. 38.

(19)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Mid Cap Index Fund dated February 14, 2005 filed as Exhibit (l)(19) to PEA No. 42.

(20)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the International Equity Index Fund dated February 14, 2005 filed as Exhibit (l)(20) to PEA No. 42.

(21)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Enhanced Large Cap Fund dated December 5, 2005 filed as Exhibit (l)(21) to PEA No. 45.

(22)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Emerging Markets Equity Fund dated February 17, 2006 filed as Exhibit (l)(22) to PEA No. 46.

(23)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Multi-Manager Mid Cap Fund, Multi-Manager Small Cap Fund, and Multi-Manager International Equity Fund dated May 5, 2006 filed as Exhibit (l)(23) to PEA No. 50.

(24)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Global Real Estate Index Fund dated May 5, 2006 filed as Exhibit (l)(24) to PEA No. 50.

	(25)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Bond Index Fund dated February 16, 2007 filed as Exhibit (l)(25) to PEA No. 53.

	(26)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Multi-Manager Large Cap Fund dated August 3, 2007 filed as Exhibit (l)(26) to PEA No. 58.

	(27)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Short-Intermediate Tax-Exempt Fund dated August 3, 2007 filed as Exhibit (l)(27) to PEA No. 58.

	(28)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Global Sustainability Index Fund dated November 2, 2007 filed as Exhibit (l)(28) to PEA No. 59.

	(29)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Developed International Small Cap Index Fund dated August 8, 2008 filed as Exhibit (l)(29) to PEA No. 62.

	(30)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Multi-Manager Emerging Markets Equity Fund dated November 17, 2008 filed as Exhibit (l)(30) to PEA No. 63.

	(31)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Multi-Manager Global Real Estate Fund dated November 17, 2008 filed as Exhibit (l)(31) to PEA No. 63.

	(32)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Ultra-Short Fixed Income Fund dated May 8, 2009 filed as Exhibit (l)(32) to PEA No. 65.

	(33)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Tax-Advantaged Ultra-Short Fixed Income Fund dated May 8, 2009 filed as Exhibit (l)(33) to PEA No. 65.

	(34)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Multi-Manager High Yield Opportunity Fund dated August 29, 2009 filed as Exhibit (l)(34) to PEA No. 68.

	(35)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Investors Money Market Fund dated May 7, 2010 filed as Exhibit (l)(35) to PEA No. 76.

	(36)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Investors AMT-Free Municipal Money Market Fund dated May 7, 2010 filed as Exhibit (l)(36) to PEA No. 76.

	(37)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Investors U.S. Government Money Market Fund dated May 7, 2010 filed as Exhibit (l)(37) to PEA No. 76.

	(38)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Global Tactical Asset Allocation Fund dated May 20, 2011 filed as Exhibit (l)(38) to PEA No. 77.

	(39)	Form of Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Multi-Manager Global Listed Infrastructure Fund filed as Exhibit (l)(39) to PEA No. 83.

m)	(1)	Amended and Restated Distribution and Service Plan, adopted April 1, 1994 and most recently revised as of September 15, 1999, and Related Agreement filed as Exhibit (m) to PEA No. 27.

	(2)	Amended and Restated Distribution and Service Plan, adopted April 1, 1994 and most recently amended as of May 2, 2000 and related Agreement filed as Exhibit (m)(2) to PEA No. 81.

n)		None.

o)		None.

p)	(1)	Amended Code of Ethics of the Trust revised on February 19, 2009 filed as Exhibit (p)(1) to PEA No. 65.

	(2)	Amended Code of Ethics of Northern Trust Investments, N.A. dated February 1, 2010 filed as Exhibit (p)(2) to PEA No. 71.

	(3)	The Code of Ethics of Northern Trust Global Investments Limited adopted on September 13, 2006 filed as Exhibit (p)(5) to Post Effective Amendment No. 52 to Registrant’s Registration Statement on Form N-1A, filed on December 6, 2006 (Accession No. 0000950137-06-013309) (“PEA No. 52”).

	(4)	Code of Ethics of Northern Trust Company of Connecticut, adopted September 17, 2009 filed as Exhibit (p)(5) to PEA No. 69.

	(5)	Code of Ethics of William Blair Funds and William Blair & Company, L.L.C.’s Investment Management Department, as amended May 9, 2007 and February 18, 2010 filed as Exhibit (p)(6) to PEA No. 75.

	(6)	Code of Ethics of EII Realty Securities Inc., dated December 1, 2010 filed as Exhibit (p)(6) to PEA No. 78.

	(7)	Code of Ethics and Personal Trading Policy of Geneva Capital Management Ltd., adopted September 20, 2004, as revised November 30, 2007 filed as Exhibit (p)(9) to PEA No. 66.

	(8)	Code of Ethics of TCW, as amended March 31, 2008 filed as Exhibit (p)(21) to PEA No. 60.

	(9)	Amendment No. 1 to Code of Ethics of TCW, effective February 17, 2009 filed as Exhibit (p)(11) to PEA No. 66.

	(10)	Code of Ethics of Nuveen Investments, Inc., including NWQ Investment Management Company, LLC and Tradewinds Global Investors, LLC, dated February 1, 2005, as amended through May 29, 2008 filed as Exhibit (p)(12) to PEA No. 66.

	(11)	Code of Ethics of Delaware Investments, as amended August 20, 2008 filed as Exhibit (p)(14) to PEA No. 66.

	(12)	Code of Ethics of Cohen & Steers Inc., Amended and Restated October 1, 2009 filed as Exhibit (p)(14) to PEA No. 75.

	(13)	Code of Ethics of Marsico Capital Management, LLC, effective October 1, 2004, as amended through September 1, 2008 filed as Exhibit (p)(16) to PEA No. 66.

	(14)	Code of Ethics of Axiom International Investors, LLC dated October 1, 2009 filed as Exhibit (p)(16) to PEA No. 75.

	(15)	Code of Ethics of Westwood Global Investments, LLC, dated November 14, 2008 filed as Exhibit (p)(24) to PEA No. 64.

	(16)	Code of Ethics of Altrinsic Global Advisors, LLC, adopted November 1, 2004, as amended through January 1, 2010 filed as Exhibit (p)(18) to PEA No. 75.

	(17)	Code of Ethics of PanAgora Asset Management, Inc., dated December 31, 2009 filed as Exhibit (p)(19) to PEA No. 75.

	(18)	Code of Ethics, Policy on Insider Trading and Personal Trading Policy of Jennison Associates LLC, as amended December 31, 2008 filed as Exhibit (p)(21) to PEA No. 66.

	(19)	Code of Ethics of ING Clarion Real Estate Securities, LLC, dated January 2010 filed as Exhibit (p)(21) to PEA No. 75.

	(20)	Code of Ethics and Personal Trading Policy of LSV Asset Management amended as of February 19, 2009 filed as Exhibit (p)(23) to PEA No. 66.

	(21)	Code of Ethics of Systematic Financial Management, L.P., effective July 1, 2009 filed as Exhibit (p)(25) to PEA No. 66.

	(22)	Code of Ethics of Loomis, Sayles & Company, L.P., effective January 14, 2000, as amended through May 20, 2010 filed as Exhibit (p)(25) to PEA No. 75.

	(23)	Code of Ethics of Stone Harbor Investment Partners LP, dated August 2007 filed as Exhibit (p)(27) to PEA No. 68.

	(24)	Code of Ethics of Riverbridge Partners LLC dated September 1, 2004 filed as Exhibit (p)(27) to PEA No. 72.

	(25)	Code of Ethics of Trilogy Global Advisors, LLC dated December 2007 filed as Exhibit (p)(28) to PEA No. 72.

	(26)	Code of Ethics of Denver Investment Advisors LLC amended effective May 1, 2009 filed as Exhibit (p)(29) to PEA No. 72.

	(27)	Code of Ethics of Hotchkis and Wiley Capital Management, LLC dated August 18, 2009 filed as Exhibit (p)(30) to PEA No. 72.

	(28)	Code of Ethics of Cardinal Capital Management, L.L.C. filed as Exhibit (p)(29) to PEA No. 78.

	(29)	Code of Ethics of Allianz Global Investors of America L.P., including Allianz Global Investors Capital LLC and NFJ Investment Group LLC dated October 2009 (San Diego based employees) and November 1, 2009 (All other employees) filed as Exhibit (p)(30) to PEA No. 78.

	(30)	Code of Business Conduct and Ethics of Pzena Investment Management, Inc. and Pzena Investment Management, LLC effective as of October 25, 2007, revised as of January 4, 2010, filed as Exhibit (p)(31) to PEA No. 78.

	(31)	Code of Ethics of Neuberger Berman dated March 2010 filed as Exhibit (p)(32) to PEA No. 78.

q)	Powers of Attorney are filed herewith.

*	Portions of this exhibit have been omitted pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

Northern Funds is controlled by its Board of Trustees. The Multi-Manager Global Listed Infrastructure Fund and the other Northern Multi-Manager Funds are controlled by the Multi-Manager Funds Board of Trustees.

ITEM 30. INDEMNIFICATION

Section 3 of Article IV of the Registrant’s Agreement and Declaration of Trust dated February 7, 2000, as amended, provides for indemnification of the Registrant’s officers and Trustees under certain circumstances. A copy of such Agreement and Declaration of Trust was filed as Exhibit (a)(19) to Post-Effective Amendment No. 30/31 to Registrant’s Registration Statement on Form N-1A and is incorporated herein by reference.

Paragraph 7 of each Investment Advisory and Ancillary Services Agreement between the Registrant and the investment advisers (together, the “Adviser”) provides for indemnification of the Adviser or, in lieu thereof, contribution by Registrant, in connection with certain claims and liabilities to which the Adviser may be subject. Copies of the Investment Advisory and Ancillary Services Agreements were filed as Exhibits (d)(19) and (d)(24) to Post-Effective Amendment Nos. 49 and 59, respectively, to Registrant’s Registration Statements on Form N-1A and are incorporated herein by reference.

Article 10 of the Administration Agreement dated January 1, 2009 among the Registrant and Northern Trust Investments, Inc. (“NTI”) provides that the Registrant will indemnify Northern Trust Investments, Inc. (the “Administrator”) against all claims except those resulting from the willful misfeasance, bad faith, negligence or reckless disregard of the Administrator, or the Administrator’s breach of confidentiality. A copy of the Administration Agreement was filed as Exhibit (h)(34) to Post-Effective Amendment No. 65 to Registrant’s Registration Statement on Form N-1A and is incorporated herein by reference.

Paragraph 3 of the Distribution Agreement dated March 31, 2009 between the Registrant and Northern Funds Distributors, LLC (“NFD”) provides that the Registrant will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Registrant by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD’s breach of confidentiality. Paragraph 3 of the Distribution Agreement also provides that NFD will indemnify the Trustees and officers of the Registrant against certain liabilities relating to untrue statements or omissions of material fact resulting from the reliance on information furnished to the Registrant by NFD, and those liabilities resulting from NFD’s willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under the Distribution Agreement, or NFD’s breach of its confidentiality obligations under the Distribution Agreement. A copy of the Distribution Agreement was filed as Exhibit (e)(1) to Post-Effective Amendment No. 71 to Registrant’s Registration Statement on Form N-1A and is incorporated herein by reference.

A mutual fund trustee and officer liability policy purchased by the Registrant insures the Registrant and its Trustees and officers, subject to the policy’s coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Northern Trust Investments, Inc. (“NTI”), an indirect subsidiary of Northern Trust Company, and Northern Trust Global Investments Limited (“NTGIL”), serve as the co-investment advisers of the Global Fixed Income Fund. The Northern Trust Company of Connecticut (“NTCC”) and NTI serve as co-investment advisers of the Multi-Manager Emerging Markets Equity Fund, Multi-Manager Global Real Estate Fund, Multi-Manager High Yield Opportunity Fund, Multi-Manager International Equity Fund, Multi-Manager Large Cap Fund, Multi-Manager Mid Cap Fund and Multi-Manager Small Cap Fund (together, the “Multi-Manager Funds”). NTI serves as the investment adviser of each of the other Funds of the Trust. NTI, NTGIL and NTCC are each referred to as “Investment Adviser.” NTI is an Illinois state bank and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603, NTGIL is located at 50 Bank Street, Canary Wharf, London, E14 5NT, United Kingdom, and NTCC is located at 300 Atlantic Street, Stamford, Connecticut, 06901.

Set forth below is a list of officers and directors of NTI, NTGIL, NTCC and the Sub-Advisers of the Multi-Manager Funds, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years. Most officers and directors of NTI hold comparable positions with The Northern Trust Company (other than as director), as indicated below, and certain other officers of NTI hold comparable positions with Northern Trust Bank, N.A., a wholly-owned subsidiary of Northern Trust Corporation. The tables below were provided to the Registrant by the Investment Advisers and Sub-Advisers for inclusion in this Registration Statement.

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Abdul Karim, Walid T. Vice President	The Northern Trust Company	Vice President

Adams, Bradford S. Senior Vice President	The Northern Trust Company	Senior Vice President

Aitcheson, James A. Senior Vice President	The Northern Trust Company	Senior Vice President

Alongi, David M. Senior Vice President	The Northern Trust Company	Senior Vice President

Amaya, Luis Vice President	The Northern Trust Company	Vice President

Anast, Angela H. Vice President	The Northern Trust Company	Vice President

Anderson, Timothy Vice President	The Northern Trust Company	Vice President

Antonacci, Jeffrey M. Senior Vice President	The Northern Trust Company	Senior Vice President

Atkins, Stephen G. Vice President	The Northern Trust Company	Vice President

Ayres, Scott R. Senior Vice President	The Northern Trust Company	Senior Vice President

Azar, Frederick A. Vice President	The Northern Trust Company	Vice President

Baldwin, Florette L. Vice President	The Northern Trust Company	Vice President

Bandar, Walid S. Vice President	The Northern Trust Company	Vice President

Bandura, Daniel T. Vice President	The Northern Trust Company	Vice President

Baras, Ellen G. Vice President	The Northern Trust Company	Vice President

Baron, Tracy L. Senior Vice President	The Northern Trust Company	Senior Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Barr, Andrea C. Vice President	The Northern Trust Company	Vice President

Bartczyszyn, Michael S. Vice President	The Northern Trust Company	Vice President

Basch, Brian A. Vice President	The Northern Trust Company	Vice President

Basso, Belinda M. Vice President	The Northern Trust Company	Vice President

Bassous, Shlomo Vice President	The Northern Trust Company	Vice President

Beckman, Carl P. Senior Vice President & Treasurer	The Northern Trust Company	Senior Vice President

Behar, Gregory S. Senior Vice President	The Northern Trust Company	Senior Vice President

Benson, Jacquelyn M. Vice President	The Northern Trust Company	Vice President

Benzmiller, Thomas R. Senior Vice President	The Northern Trust Company	Senior Vice President

Bergson, Robert H. Senior Vice President	The Northern Trust Company	Senior Vice President

Bieber, Christopher Vice President	The Northern Trust Company	Vice President

Blair, Timothy P. Vice President	The Northern Trust Company	Vice President

Blank, Justin Vice President	The Northern Trust Company	Vice President

Bleecker, Ali K. Senior Vice President	The Northern Trust Company	Senior Vice President

Boeckmann, Eric Vonn Senior Vice President	The Northern Trust Company	Senior Vice President

Boeckmann, Lizbeth Rose Vice President	The Northern Trust Company	Vice President

Bohlin, Andrew P. Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Borel, Ainsley, J. Senior Vice President	The Northern Trust Company	Senior Vice President

Browne, Kieran Senior Vice President	The Northern Trust Company	Senior Vice President

Browne, Robert P. Executive Vice President, Director and Chief Investment Officer	The Northern Trust Company	Executive Vice President

Buckley, Melissa A. Senior Vice President	The Northern Trust Company	Senior Vice President

Buerckholtz, Elizabeth J. Senior Vice President	The Northern Trust Company	Senior Vice President

Bugajski, James Edmund Vice President	The Northern Trust Company	Vice President

Bukoll, Martin B. Senior Vice President	The Northern Trust Company	Senior Vice President

Burgul, Cevdet Sertan Vice President	The Northern Trust Company	Vice President

Bursua, Brian M. Vice President	The Northern Trust Company	Vice President

Camden, Bradley T. Vice President	The Northern Trust Company	Vice President

Carberry, Craig R. Secretary	The Northern Trust Company	Senior Attorney

Carlson, Christopher W. Executive Vice President and COO	The Northern Trust Company	Executive Vice President

Carlson, Mark D. Senior Vice President	The Northern Trust Company	Senior Vice President

Carroll, Keith D. Vice President	The Northern Trust Company	Vice President

Castino, Michael T. Senior Vice President	The Northern Trust Company	Senior Vice President

Chico, Michael R. Vice President	The Northern Trust Company	Vice President

Clark, Richard L. Senior Vice President	The Northern Trust Company	Senior Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Cohodes, Jeffrey D. Executive Vice President, Director and COO	The Northern Trust Company	Executive Vice President

Connellan, Kevin Anthony Senior Vice President	The Northern Trust Company	Senior Vice President

Costello, Joseph H. Vice President	The Northern Trust Company	Vice President

Cousins, Stephen J. Senior Vice President	The Northern Trust Company	Senior Vice President

Cubeles, Alain Senior Vice President	The Northern Trust Company	Senior Vice President

Czochara, Susan C. Senior Vice President	The Northern Trust Company	Senior Vice President

D’Arienzo, Louis R. Vice President	Northern Trust Bank, N.A.	Vice President

Danaher, James Senior Vice President	The Northern Trust Company	Senior Vice President

Danko, Christine A. Vice President	The Northern Trust Company	Vice President

Dawson, Jason E. Vice President	The Northern Trust Company	Vice President

Dehnert, Melissa Ann Vice President	The Northern Trust Company	Vice President

Dekhayser, Jordan D. Vice President	The Northern Trust Company	Vice President

Delaney, Michael J. Vice President	The Northern Trust Company	Vice President

Dering, Michael C. Vice President	The Northern Trust Company	Vice President

DeSouza, Leonor Vice President	The Northern Trust Company	Vice President

Detroy, Timothy J. Vice President	The Northern Trust Company	Vice President

Diehl, Jr., Joseph R. Senior Vice President	The Northern Trust Company	Senior Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Doell, John C. Senior Vice President	The Northern Trust Company	Senior Vice President

Dorn, Margaret Vice President	The Northern Trust Company	Vice President

Dorsey, Jennifer Ann Vice President	The Northern Trust Company	Vice President

Doucette, Mary S. Senior Vice President	The Northern Trust Company	Senior Vice President

Doyle, Michael T. Vice President	The Northern Trust Company	Vice President

Driscoll, Peter John Vice President	The Northern Trust Company	Vice President

Duvall, Margret Eva Senior Vice President	The Northern Trust Company	Senior Vice President

Dwyer, Patrick E. Vice President	The Northern Trust Company	Vice President

Dzanis, Patrick E. Vice President	The Northern Trust Company	Vice President

Ebel, Christopher John Vice President	The Northern Trust Company	Vice President

Egizio, Michael P. Vice President	The Northern Trust Company	Vice President

Escalante, Patrick D. Vice President	The Northern Trust Company	Vice President

Evans, Megan Chapman Senior Vice President	The Northern Trust Company	Senior Vice President

Everett, Steven R. Senior Vice President	The Northern Trust Company	Senior Vice President

Ewing, Peter K. Senior Vice President	The Northern Trust Company	Senior Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Ferguson, Jr., John Allen Vice President	The Northern Trust Company	Vice President

Finegan, Sean A. Vice President	The Northern Trust Company	Vice President

Fletcher, Christina Lee Vice President	The Northern Trust Company	Vice President

Flinn, John E. Vice President	The Northern Trust Company	Vice President

Flood, Peter J. Senior Vice President	The Northern Trust Company	Senior Vice President

Flowers, Joseph L. Vice President	The Northern Trust Company	Vice President

Franklin, Carolyn D. Vice President	The Northern Trust Company	Vice President

Freitag, Lee R. Vice President	The Northern Trust Company	Vice President

Friedman, Sarah Meggan Vice President	The Northern Trust Company	Vice President

Fronk, Christopher A. Senior Vice President	The Northern Trust Company	Senior Vice President

Gautham, Ravi A. Senior Vice President	The Northern Trust Company	Senior Vice President

Gayle III, Robert Harold Vice President	The Northern Trust Company	Vice President

Geisler, Maria Vice President	The Northern Trust Company	Vice President

Geraghty, Kim Marie Vice President	The Northern Trust Company	Vice President

Gibbons, James Paul Vice President	The Northern Trust Company	Vice President

Gilbert, Joshua B. Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Ginsberg, Lynne Noel Vice President	The Northern Trust Company	Vice President

Gleeman, Michael J. Vice President	The Northern Trust Company	Vice President

Gordon, Denise Christina Senior Vice President	The Northern Trust Company	Senior Vice President

Gossett, Mark C. Director, Executive Vice President and Chief Operating Officer	The Northern Trust Company	Senior Vice President

Gould, Betty C. Vice President	The Northern Trust Company	Vice President

Graber, Adam D. Vice President	The Northern Trust Company	Vice President

Grant Williams, Allison Vice President	The Northern Trust Company	Vice President

Gregg, Laura Jean Vice President	The Northern Trust Company	Vice President

Griffin, Michelle D. Senior Vice President	The Northern Trust Company	Senior Vice President

Halter, Ann M. Senior Vice President	The Northern Trust Company	Senior Vice President

Hammer, Alice S. Vice President	The Northern Trust Company	Vice President

Harrell, Alec Vice President	The Northern Trust Company	Vice President

Harris, Nora J. Vice President	The Northern Trust Company	Vice President

Hausken, Philip D. Senior Vice President	The Northern Trust Company	Senior Vice President

Hawkins, Sheri Barker Senior Vice President	The Northern Trust Company	Senior Vice President

Hearty, Stephen Aprea Senior Vice President	The Northern Trust Company	Senior Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Hecimovich, Sandra M. Senior Vice President	The Northern Trust Company	Senior Vice President

Heckler, Jennifer A. Vice President	The Northern Trust Company	Vice President

Hersted, Jillian R. Vice President	The Northern Trust Company	Vice President

Hest, Stefanie Jaron Senior Vice President	The Northern Trust Company	Senior Vice President

Hickman, Joanne Senior Vice President	The Northern Trust Company	Senior Vice President

Hill, Susan Senior Vice President and Chief Compliance Officer	The Northern Trust Company	Senior Vice President

Holland, Jean-Pierre Vice President	The Northern Trust Company	Vice President

Honold, Christopher M. Vice President	The Northern Trust Company	Vice President

Howe, Luke J. Senior Vice President	The Northern Trust Company	Senior Vice President

Huemmer, Christopher G. Vice President	The Northern Trust Company	Vice President

Hurley, William F. Vice President	The Northern Trust Company	Vice President

Hyatt, William E. Vice President	The Northern Trust Company	Vice President

Hynes, Daniel T. Vice President	The Northern Trust Company	Vice President

Inzunza, Richard J. Vice President	The Northern Trust Company	Vice President

Iwanicki, John W. Senior Vice President	The Northern Trust Company	Senior Vice President

Jackson, John Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Jacobs, Peter M. Senior Vice President	The Northern Trust Company	Senior Vice President

Jaeger, Christopher J. Vice President	The Northern Trust Company	Vice President

Jaffe, Harry Y. Vice President	The Northern Trust Company	Vice President

Jampani, Madhavi Choudary Vice President	The Northern Trust Company	Vice President

Jenkins, John Scott Vice President	The Northern Trust Company	Vice President

Jesel, Delilah Vice President	The Northern Trust Company	Vice President

Johnston, Lucia A. Vice President	The Northern Trust Company	Vice President

Jones, Brian D. Vice President	The Northern Trust Company	Vice President

Jorgensen, Joseph H. Vice President	The Northern Trust Company	Vice President

Joves, Evangeline Mendoza Vice President	The Northern Trust Company	Vice President

Kalp, Kathleen Senior Vice President	The Northern Trust Company	Senior Vice President

Kalter, Kristin M. Vice President	The Northern Trust Company	Vice President

Kancharla, Sridhar Vice President	The Northern Trust Company	Vice President

Kane, James P. Senior Vice President	The Northern Trust Company	Senior Vice President

Katz, Evan S. Vice President	The Northern Trust Company	Vice President

Katz, Naomi E. Vice President	The Northern Trust Company	Vice President

Kazaz, Tayfun Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Kelley, Michelle M. Vice President	The Northern Trust Company	Vice President

Kennedy, Michael Vice President	The Northern Trust Company	Vice President

Kenzer, David T. Vice President	The Northern Trust Company	Vice President

King III, Archibald E. Senior Vice President	The Northern Trust Company	Senior Vice President

Kinney, Lorrie Ann Vice President	The Northern Trust Company	Vice President

Klein, Stephanie K. Senior Vice President	The Northern Trust Company	Senior Vice President

Koch, Deborah L. Senior Vice President	The Northern Trust Company	Senior Vice President

Konstantos, John A. Vice President	The Northern Trust Company	Vice President

Korytowski, Donald H. Vice President	The Northern Trust Company	Vice President

Kotsogiannis, Nikolas Vice President	The Northern Trust Company	Vice President

Kovacs, Michael R. Senior Vice President	The Northern Trust Company	Senior Vice President

Krauter, Michael L. Vice President	The Northern Trust Company	Vice President

Kresnicka, Kevin R. Vice President	The Northern Trust Company	Vice President

LaBelle, John C. Vice President	The Northern Trust Company	Vice President

Latella, Regina J. Vice President	The Northern Trust Company	Vice President

Leahey, Jodie Terese Senior Vice President	The Northern Trust Company	Senior Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Ledford, Diana L. Vice President	The Northern Trust Company	Vice President

Leon, Michael Senior Vice President	The Northern Trust Company	Senior Vice President

Letts, Heather M. Vice President	The Northern Trust Company	Vice President

Lico, Dennis Vice President	The Northern Trust Company	Vice President

Lillis, James E. Vice President	The Northern Trust Company	Vice President

Loftus, Julie M. Vice President	The Northern Trust Company	Vice President

Ludwig, Jeanne M. Senior Vice President	The Northern Trust Company	Senior Vice President

Lukic, Mary Vice President	The Northern Trust Company	Vice President

Lupi, Lisa Ann Vice President	The Northern Trust Company	Vice President

Luth, Ann F. Senior Vice President	The Northern Trust Company	Senior Vice President

Lyne, Cary J. Senior Vice President	The Northern Trust Company	Senior Vice President

Lyons, William A. Vice President	The Northern Trust Company	Vice President

Mastuantuono, Deborah A. Senior Vice President	The Northern Trust Company	Senior Vice President

Maveety, Wendy L. Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
McCart, Mary Jane Senior Vice President	The Northern Trust Company	Senior Vice President

McDonald, James D. Senior Vice President	The Northern Trust Company	Senior Vice President

McDougal, Lisa M. Vice President	The Northern Trust Company	Vice President

McEldowney, Douglas J. Senior Vice President	The Northern Trust Company	Senior Vice President

McGregor, Timothy T. Senior Vice President	The Northern Trust Company	Senior Vice President

Meadows III, Edmund C. Vice President	The Northern Trust Company	Vice President

Mecca, Melinda S. Senior Vice President	The Northern Trust Company	Senior Vice President

Meehan, Michael G. Vice President	The Northern Trust Company	Vice President

Mehta, Ashish R. Vice President	The Northern Trust Company	Vice President

Melze, Laura J. Vice President	The Northern Trust Company	Vice President

Memon, Bilal K. Vice President	The Northern Trust Company	Vice President

Miller, Nathan D. Vice President	The Northern Trust Company	Vice President

Mirante, John P. Vice President	The Northern Trust Company	Vice President

Mitchell, James L. Senior Vice President	The Northern Trust Company	Senior Vice President

Muench, Scott O. Senior Vice President	The Northern Trust Company	Senior Vice President

Murphy, Shaun D. Senior Vice President	The Northern Trust Company	Senior Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Nass, Curtis A. Vice President	The Northern Trust Company	Vice President

Nellans, Charles J. Vice President	The Northern Trust Company	Vice President

Nelson, Daniel J. Vice President	The Northern Trust Company	Vice President

Newman, Greg Vice President	The Northern Trust Company	Vice President

Nickey III, William M. Vice President	The Northern Trust Company	Vice President

Northfell, Catherine J. Senior Vice President	The Northern Trust Company	Senior Vice President

O’Brien, Jacqueline A. Senior Vice President	The Northern Trust Company	Senior Vice President

O’Brien, Thomas E. Vice President	The Northern Trust Company	Vice President

O’Connor, Eileen M. Vice President	The Northern Trust Company	Vice President

O’Connor, Michael P. Vice President	The Northern Trust Company	Vice President

O’Rourke, Kevin P. Vice President	The Northern Trust Company	Vice President

Ortega, Leigh Ann Vice President	The Northern Trust Company	Vice President

O’Shaughnessy, Kevin J. Vice President	The Northern Trust Company	Vice President

Padilla, Francis R. G. Vice President	The Northern Trust Company	Vice President

Pasieka, Gregory R. Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Pedersen, Brad T. Vice President	The Northern Trust Company	Vice President

Peron, Matthew Senior Vice President	The Northern Trust Company	Senior Vice President

Personette, Daniel J. Vice President	The Northern Trust Company	Vice President

Peters, Michael J. Vice President	The Northern Trust Company	Vice President

Pincus, Jonathan S. Senior Vice President	The Northern Trust Company	Senior Vice President

Pollak, Donald R. Senior Vice President	The Northern Trust Company	Senior Vice President

Ponton, Mark S. Vice President	The Northern Trust Company	Vice President

Potter, Ofelia M. Senior Vice President	The Northern Trust Company	Senior Vice President

Potter, Stephen N. Chairman, President and Chief Executive Officer	The Northern Trust Company	Executive Vice President

Pries, Katie D. Senior Vice President	The Northern Trust Company	Senior Vice President

Provanzana, Beth Marie Senior Vice President and Director	The Northern Trust Company The Northern Trust Company of Connecticut	Senior Vice President CFO and Senior Vice President

Provo, Brian Allen Vice President	The Northern Trust Company	Vice President

Quinn, Patrick D. Vice President	The Northern Trust Company	Vice President

Rakowski, Andrew F. Senior Vice President	The Northern Trust Company	Senior Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Rakvin, Chad M. Senior Vice President	The Northern Trust Company	Senior Vice President

Ramstrom, Kirstin E. Vice President	The Northern Trust Company	Vice President

Reeder, Brent D. Senior Vice President	The Northern Trust Company	Senior Vice President

Rein, Randall Senior Vice President	The Northern Trust Company	Senior Vice President

Reller, Jacqueline R. Vice President	The Northern Trust Company	Vice President

Renaud, Donna Lee Senior Vice President	The Northern Trust Company	Senior Vice President

Rivas, Marcos E. Vice President	The Northern Trust Company	Vice President

Robertson, Alan W. Director and Executive Vice President	The Northern Trust Company The Northern Trust Company of Connecticut	Senior Vice President Director

Robertson, Colin A. Senior Vice President	The Northern Trust Company	Senior Vice President

Rocha, Heather Parkes Vice President	The Northern Trust Company	Vice President

Rocklin, Margo A. Vice President	The Northern Trust Company	Vice President

Roncoroni, Jaime Lauren Vice President	The Northern Trust Company	Vice President

Ryer, Alexander D. Vice President	The Northern Trust Company	Vice President

Sampson, Jeffrey David Vice President	The Northern Trust Company	Vice President

Santiccioli, Steven J. Vice President	The Northern Trust Company	Vice President

Schneider, Tracy L. Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Schweitzer, Eric K. Senior Vice President	The Northern Trust Company	Senior Vice President

Sclafani, Guy J. Senior Vice President	The Northern Trust Company	Senior Vice President

Secontine, Timothy J. Vice President	The Northern Trust Company	Vice President

Shane, Adam Marshall Vice President	The Northern Trust Company	Vice President

Shapley, Brian J. Senior Vice President	The Northern Trust Company	Senior Vice President

Shipley, Christopher D. Vice President	The Northern Trust Company	Vice President

Simoncek, Trista D. Senior Vice President	The Northern Trust Company	Senior Vice President

Sodergren, Mark C. Vice President	The Northern Trust Company	Vice President

Soorya, Sandeep N. Vice President	The Northern Trust Company	Vice President

Spartz, Carol J. Vice President	The Northern Trust Company	Vice President

Staff, Maggie R. Vice President	The Northern Trust Company	Vice President

Steffens, Kristen S. Vice President	The Northern Trust Company	Vice President

Stewart, Allison Walpole Vice President	The Northern Trust Company	Vice President

Stoeber, Kurt S. Vice President	The Northern Trust Company	Vice President

Stolfi, James R. Vice President	The Northern Trust Company	Vice President

Sullivan, Carol H. Senior Vice President	The Northern Trust Company	Senior Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Sullivan, Catherine M. Senior Vice President	The Northern Trust Company	Senior Vice President

Sullivan, Kevin P. Senior Vice President	The Northern Trust Company	Senior Vice President

Sundaram, Ramanthan Vice President	The Northern Trust Company	Vice President

Szostak II, Jon E. Senior Vice President	The Northern Trust Company	Senior Vice President

Szymanek, Frank D. Senior Vice President	The Northern Trust Company	Senior Vice President

Taylor, Cynthia Vice President	The Northern Trust Company	Vice President

Thomas, Shundraun Senior Vice President	The Northern Trust Company	Senior Vice President

Thomas, Wanda Williams Vice President	The Northern Trust Company	Vice President

Thompson, Jane W. Senior Vice President	The Northern Trust Company	Senior Vice President

Towle, Michael J. Vice President	The Northern Trust Company	Vice President

Trafford, Edward Vice President	The Northern Trust Company	Vice President

Tretheway, Jennifer Kamp Senior Vice President	The Northern Trust Company	Senior Vice President

Tungol, John Vice President	The Northern Trust Company	Vice President

Turner, Betsy Licht Senior Vice President	The Northern Trust Company	Senior Vice President

Unger, David J. Vice President	The Northern Trust Company	Vice President

Van Alstyne, Christopher W. Senior Vice President	The Northern Trust Company	Senior Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Varchetto, Brett A. Vice President	The Northern Trust Company	Vice President

Vigsnes II, Richard Allan Senior Vice President	The Northern Trust Company	Senior Vice President

Wackerlin, Thomas W. Vice President	The Northern Trust Company	Vice President

Warland, Jeff M. Senior Vice President	The Northern Trust Company	Senior Vice President

Warner, Scott B. Vice President	The Northern Trust Company	Vice President

Waters, Courtney Vice President	The Northern Trust Company	Vice President

Weaver, Jacob C. Senior Vice President	The Northern Trust Company	Senior Vice President

Wennlund, Lloyd A. Director and Executive Vice President	The Northern Trust Company Northern Trust Securities, Inc.	Executive Vice President President

Wickline, Jeffrey S. Vice President	The Northern Trust Company	Vice President

Wilczek, Diane M. Vice President	The Northern Trust Company	Vice President

Wilkins, Anthony E. Senior Vice President	The Northern Trust Company	Senior Vice President

Williams, David R. Vice President	The Northern Trust Company	Vice President

Williams, II, Gregory L. Vice President	The Northern Trust Company	Vice President

Williams, Thomas C. Vice President	The Northern Trust Company	Vice President

Winters, Marie C. Vice President	The Northern Trust Company	Vice President

Witte, Carrie J. Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Wolfe, Joseph E. Vice President	The Northern Trust Company	Vice President

Wright, Mary Kay Vice President	The Northern Trust Company	Vice President

Yi, Peter Vice President	The Northern Trust Company	Vice President

Zymali, Peter M. Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser (NTGIL)	Name of Other Company	Position with Other Company
Karen Ball Vice President	None

David Blake Senior Vice President	None

Wayne George Bowers Senior Vice President	None

Nicholas Dymond Vice President	None

Martin Ekers Senior Vice President	None

Jimmy Anders Fahlin Vice President	None

Lucien Fletcher Vice President	None

James Hillery Senior Vice President	None

Peter Alexander Hughes Vice President	None

Susan Kathryn Jackson Vice President	None

David Khaw Vice President	None

Naoto Komoro Vice President	None

Kai Dirk Leifert Senior Vice President	None

Paula M. Kenee Senior Vice President	None

Robert George Heppell Senior Vice President	None

Tarun Kumar Vice President	None

Claire Meier Vice President	None

Valerie Ann Norton Vice President	None

Jane Pope Vice President	None

Shanil Shah Vice President	None

Geeta Sharma Vice President	None

Daniel James Smith Vice President	None

Jayne Michelle Turner Vice President	None

Mark Harley Underhill Vice President	None

Name and Position with Investment Adviser (NTCC)	Name of Other Company	Position with Other Company
Benzmiller, Thomas R. Senior Vice President	None

Bowman, Biff Director	None

Browne, Robert Executive Vice President	Northern Trust Investments, Inc.	Director, Chief Investment Officer and Executive Vice President

Bull, Randall V. Senior Vice President	None

Name and Position with Investment Adviser (NTCC)	Name of Other Company	Position with Other Company
Campbell, Richard C. Senior Vice President	None

Chiaverini, Anthony Vice President	None

Colangelo, Rossana Antoinette Senior Vice President	None

Cusa, Jonathan Paul Vice President	None

DiCarlo, Robert Dino Senior Vice President	None

Diez, Luis F. Vice President	None

Dorchinecz, Bradley Michael Senior Vice President	None

Driscoll, Jennifer L. Director	None

Eidson, Shannon L. Senior Vice President	None

Fraser, Allison K. Senior Vice President	None

Furnari, Robert Senior Vice President	None

Gallegos, Shawn Miguel Vice President	None

Gyorgy, Robert Vice President	None

Hankins, Terry Anthony Vice President	None

Hart, Jessica Kaplan Senior Vice President	None

Herrington, Patrick W. Senior Vice President & COO	None

Hogan, Jason Paul Vice President	None

Karr, Alena A. Vice President	None

Name and Position with Investment Adviser (NTCC)	Name of Other Company	Position with Other Company
Keller, Gregory Vice President	None

Keshner, John O. Senior Vice President	None

Kimsey, Darren Geoffrey Senior Vice President	None

Krum, Edward O. Vice President	None

Lissuzzo, Anthony Senior Vice President	None

Maly, Mark R. Senior Vice President	None

Magyar, Adam J. Vice President	None

Maly, Mark R. Senior Vice President	None

McCareins, John M. Senior Vice President	None

McInerney, Joseph W. President and Chief Executive Officer	None

Michaels, Peter M. Senior Vice President	None

Miller, Steven Alan Senior Vice President	None

Moller, William S. Vice President	None

Mooney, Melissa Mary Vice President	None

Morgan, Robert Paul Senior Vice President	None

Morrison, William L. Director	The Northern Trust Company	President and COO

Muellen, Charles Director	The Northern Trust Company	Senior Vice President

Murrihy, Mary J. Senior Vice President	None

Name and Position with Investment Adviser (NTCC)	Name of Other Company	Position with Other Company
Musick, Kenneth L. Vice President	None

Partington, Paul William Vice President	None

Patel, Viraj Vice President	None

Potter, Stephen N. Director	The Northern Trust Co. Northern Trust Investments, Inc.	Executive Vice President Chairman, President and Chief Executive Officer

Provanzana, Beth M. Chief Fianancial Officer and Senior Vice President	Northern Trust Investments, Inc.	Senior Vice President and Director

Robertson, Alan W. Director	Northern Trust Investments, Inc.	Director and Executive Vice President

Rutley, Todd Andrew Senior Vice President	None

Ruxton, Julie Klindworth Senior Vice President	None

Serfling, John L. Vice President	None

Sikora, Kazimierz J. Senior Vice President	None

Sjoholm, Edwina A. Vice President	None

Smith, Paul E. Vice President	None

Staley, Nina Brooke Senior Vice President	None

Standring, Melissa Anne Senior Vice President	None

Swenson, Erik T. Vice President	None

Szaflik, Carolyn B. Senior Vice President	None

Tan, Kevin Senior Vice President	None

Name and Position with Investment Adviser (NTCC)	Name of Other Company	Position with Other Company
Vella, Christopher E. Senior Vice President and Chief Investment Officer	None

Vodolazschi, Victoria V. Senior Vice President	None

Vora, Rajan N. Vice President	None

Waheed, Muzammil Vice President	None

Weis, Irene Vice President	None

Wight, Aimee Ann Vice Preident	None

Xifaras, Michael H. Vice President	None

Zanolla, Anthony M. Senior Vice President	None

Allianz Global Investors Capital LLC (“Allianz”) is a sub-adviser for the Registrant’s Multi-Manager Small Cap Fund. The principal business address of Allianz is 600 West Broadway, San Diego, California 92101. Allianz is an investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”).

Name and Position with Allianz	Name of Other Company	Position with Other Company
Marna C. Whittington, Member – Management Board, Managing Director, Chief Executive Officer	Allianz Global Investors Capital Limited	Director

Horacio A. Valeiras, Member- Management Board, Managing Director, Chief Investment Officer	Allianz Global Investors Capital Limited	Member- Management Board

Benno J. Fischer, Member- Management Board	NFJ Investment Group LLC	Member- Management Board, Managing Director, Executive committee, Compensation Committee

Barbara R. Claussen - Member- Management Board	NFJ Investment Group LLC	Member- Management Board, Managing Director, Chief Operating officer, Executive Committee

	NFJ Investment Group LLC	Chief Legal Officer and Secretary

Charles H. Field, Managing Director and Chief Legal Officer	Allianz Global Investors Solutions LLC	Executive Vice president, Chief Legal Officer and Secretary

	Allianz Global Investors Capital Limited	Director

	Allianz Global Investors Fund Management LLC	Chief Financial Officer

Michael J. Puntoriero, Chief Financial Officer	Allianz Global Investors Managed Accounts LLC, Allianz Global Investors Solutions LLC, Allianz Global Investors U.S. Holding LLC, Allianz Global Investors U.S. Holding II LLC, Allianz Hedge Fund Partners Holding L.P., Pacific Investment Management Company LLC, PFP Holdings Inc., PIMCO Australia Pty Ltd., PIMCO Canada Holding LLC, PIMCO Canada Corp., PIMCO Europe Limited, PIMCO Global Advisors LLC, PIMCO Japan Ltd., StocksPLUS Management Inc.	Chief Financial Officer

	Allianz Global Investors of America LLC, Allianz Global	Managing Director and Chief Financial Officer

Name and Position with Allianz	Name of Other Company	Position with Other Company
Investors of America L.P., Allianz Global Investors Capital LLC, Allianz Global Investors U.S. Retail LLC, Allianz Global Investors NY Holdings LLC

	PIMCO Global Advisors (Resources) Limited; Managing Director of Allianz Global Investors Distributors LLC	Director and Chief Financial Officer

Deborah A. Wussow-Hammalian, Senior Vice-President and Chief Compliance Officer	Allianz Global Investors Solutions LLC	Chief Compliance Officer

Mary Ann Schreiber, Member – Management Board and Managing Director	None

Altrinsic Global Advisors, LLC (“Altrinsic”) is a sub-adviser for the Registrant’s Multi-Manager International Equity Fund. The principal business address of Altrinsic is 8 Sound Shore Drive, Greenwich, CT 06830. Altrinsic is an investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”).

Name and Position with Altrinsic	Name of Other Company	Position with Other Company
John D. Hock, Managing Member, CIO	None

Deborah Judd, COO, CCO	None

Rehan Chaudhri, Member, Portfolio Manager	None

John DeVita, Member, Portfolio Manager	None

Axiom International Investors, LLC (“Axiom”) is a sub-adviser for the Registrant’s Multi-Manager Emerging Markets Equity Fund. The principal business address of Axiom is 33 Benedict Place, 2nd Floor, Greenwich, CT 06830. Axiom is an investment adviser registered under the Advisers Act.

Name and Position with Axiom	Name of Other Company	Position with Other Company
Donald K. Miller, Chairman	RPM International Inc. 2628 Pearl Road P.O. Box 777 Medina, Ohio 44258	Director

Donald K. Miller, Chairman	Layne Christensen Company 1900 Shawnee Mission Parkway Mission Woods, KS 66205	Director

Cardinal Capital Management LLC (“Cardinal”) is a sub-adviser for the Registrant’s Multi-Manager Small Cap Fund. The principal business address of Cardinal is One Greenwich Office Park, Greenwich, CT 06831. Cardinal is an investment adviser registered under the Advisers Act.

Name and Position with Cardinal	Name of Other Company	Position with Other Company
Amy K. Minella Managing Partner and Portfolio Manager	None

Eugene Fox Managing Partner and Portfolio Manager	None

Robert B. Kirkpatrick Managing Partner and Portfolio Manager	None

Cohen & Steers Capital Management, Inc. (“Cohen & Steers”) is a sub-adviser for the Registrant’s Multi-Manager Global Real Estate Fund. The principal business address of Cohen & Steers is 280 Park Avenue, New York, NY 10017. Cohen & Steers is an investment adviser registered under the Advisers Act.

Name and Position with Cohen & Steers	Name of Other Company	Position with Other Company
Robert H. Steers Co-Chairman and Co-Chief Executive Officer, Director	None

Martin Cohen Co-Chairman and Co-Chief Executive Officer, Director	None

Joseph M. Harvey President	None

Adam M. Derechin Executive Vice President and Chief Operating Officer	None

Matthrew S. Stadler Executive Vice President and Chief Financial Officer	None

Frank Poli Executive Vice President, General Counsel	Quantum Sphere Inc.	Director

Douglas R. Bond Executive Vice President	None

William J. Frischling Executive Vice President	None

Stephen Dunn Executive Vice President	None

Delaware Management Company (“Delaware Investments”), a series of Delaware Management Business Trust (“DMBT”), is a sub-adviser for the Registrant’s Multi-Manager Large Cap Fund. The principal business address of Delaware Investments is 2005 Market Street, One Commerce Square, Philadelphia, PA 19103-7094. DMBT is a registered investment adviser under the Advisers Act and a majority-owned subsidiary of Delaware Management Holdings, Inc.(“DMHI”), which is a wholly owned subsidiary of Macquarie Group Limited. The principal business address of DMBT is 2005 Market Street, Philadelphia, PA 19103-7094. Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries.

Name and Position with Delaware Investments	Name of Other Company	Position with Other Company
Patrick P. Coyne, Chairman/President/Chief Executive Officer	DMBT Kaydon Corp.	Various executive capacities Director

Michael J. Hogan, Executive Vice President/Head of Equity Investments	DMBT	Various executive capacities

Philip N. Russo, Executive Vice President/Chief Administrative Officer	DMHI	Various executive capacities

See Yeng Quek, Executive Vice President/Managing Director/Head of Fixed Income	DMBT	Various executive capacities

Brian L. Murray, Jr., Senior Vice President/ Chief Compliance Officer	DMBT	Various capacities

Name and Position with Delaware Investments	Name of Other Company	Position with Other Company
David P. O’Connor, Senior Vice President/ Strategic Investment Relationships and Initiatives/ General Counsel	DMBT Optimum Fund Trust	Various executive capacities Senior Vice President/ Strategic Investment Relationships and Initiatives/ General Counsel/Chief Legal Officer

Richard Salus, Senior Vice President/Controller/ Treasurer	DMBT Optimum Fund Trust	Various capacities Senior Vice President/Controller/Treasurer

Denver Investment Advisors LLC (“Denver Investments”) is a sub-adviser for the Registrant’s Multi-Manager Small Cap Fund. The principal business address of Denver Investments is 1225 17th Street, 26th Floor, Denver, CO 80202. Denver Investments is an investment adviser registered under the Advisers Act.

Name and Position with Denver Investments	Name of Other Company	Position with other Company
Todger Anderson, Chairman, Partner and Chief Compliance Officer	Westcore Funds 1290 Broadway, Ste. 1100 Denver, CO 80203	President

Jasper Frontz, Vice President	Westcore Funds 1290 Broadway, Ste. 1100 Denver, CO 80203	Treasurer Chief Compliance Officer

EII Realty Securities, Inc. (“EII”) is a sub-adviser for the Registrant’s Multi-Manager Global Real Estate Fund. The principal business address of EII is 640 Fifth Avenue, New York, NY 10019. EII is an investment adviser registered under the Advisers Act.

Name and Position with EII	Name of Other Company	Position with Other Company
None.

Geneva Capital Management Ltd. (“Geneva”) is a sub-adviser for the Registrant’s Multi-Manager Mid Cap Fund. The principal business address of Geneva is 100 East Wisconsin Avenue, Suite 2550, Milwaukee, WI 53202. Geneva is an investment adviser registered under the Advisers Act.

Name and Position with Geneva	Name of Other Company	Position with Other Company
Kris Amborn, COO/CCO	None

Amy S. Croen, Co-President	None

Michelle J. Picard, Executive Vice President	None

William A. Priebe, Co-President	None

W. Scott Priebe, Executive Vice President	None

Derek J. Pawlak, Portfolio Manager – Fixed Income	None

Hotchkis and Wiley Capital Management, LLC (“Hotchkis & Wiley”) is a sub-adviser for the Registrant’s Multi-Manager Small Cap Fund. The principal place of business of Hotchkis & Wiley is 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017. Hotchkis & Wiley is an investment adviser registered under the Advisers Act.

Name and Position with Hotchkis & Wiley	Name of Other Company	Position with Other Company
George H. Davis, Jr. Member of Executive Committee and Chief Executive Officer of HWCM	HW Cap Holdings, LLC 725 South Figueroa Street 39th Floor Los Angeles, CA 90017	Member of Executive Committee and Chief Executive Officer Trustee of HW Funds

Sheldon Lieberman Member of Executive Committee and Portfolio Manager of HWCM	HW Cap Holdings, LLC 725 South Figueroa Street 39th Floor Los Angeles, CA 90017	Member of Executive Committee

Nigel Hurst-Brown Member of Executive Committee of HWCM	Hotchkis & Wiley (UK) Limited 26 Cresswell Place London SW10 9RB	Chief Executive

Douglas H. Martin Member of Executive Committee of HWCM	Stephens, Inc. 111 Center Street Little Rock, AR 72201	Executive Vice President

Anna Marie Lopez Chief Operating Officer of HWCM	HW Cap Holdings, LLC 725 South Figueroa Street 39th Floor Los Angeles, CA 90017	Chief Operating Officer President of HW Funds

Name and Position with Hotchkis & Wiley	Name of Other Company	Position with Other Company
Jay Menvielle Chief Operating Officer of HWCM	HW Cap Holdings, LLC 725 South Figueroa Street 39th Floor Los Angeles, CA 90017	Chief Financial Officer Treasurer of HW Funds

Tina Kodama Chief Compliance Officer of HWCM	HW Cap Holdings, LLC 725 South Figueroa Street 39th Floor Los Angeles, CA 90017	Chief Compliance Officer Chief Compliance Officer of HW Funds

Robert Dochterman Chief Marketing Officer of HWCM	None	N/A

CBRE Clarion Securities, LLC (“CBRE Clarion”) (formerly known as ING Clarion Real Estate Securities LLC) is a sub-adviser for the Registrant’s Multi-Manager Global Real Estate Fund. The principal business address of CBRE Clarion is 201 King of Prussia Road, Suite 600, Radnor, PA 19087. CBRE Clarion is an investment adviser registered under the Advisers Act.

Name and Position with CBRE Clarion	Name of Other Company	Position with Other Company
Jarrett B. Kling, Managing Director Head of Sales	Old Mutual Funds I Old Mutual Funds III 4643 South Ulster Street Denver, CO 80237	Trustee

Jarrett B. Kling, Managing Director Head of Sales	Hirtle Callaghan Trust 575 E. Swedesford Road Wayne, PA 19807	Trustee

Jennison Associates LLC (“Jennison”) is a sub-adviser for the Registrant’s Multi-Manager Large Cap Fund. The principal business address of Jennison is 466 Lexington Avenue, New York, NY 10017. Jennison is an investment adviser registered under the Advisers Act.

Name and Position with Jennison	Name of Other Company	Position with Other Company
Spiros Segalas, President, Chief Investment Officer and Director	None

Deborah Hope Wedgeworth, Director	None

Name and Position with Hotchkis & Wiley	Name of Other Company	Position with Other Company
Dennis Miles Kass, Chief Executive Officer, Chairman & Director	None

Stephanie Willis, Senior Vice President & Chief Compliance Officer	None

Mehdi Asif Mahmud, Vice Chairman, Chief Operating Officer & Director	None

Kenneth Moore, Executive Vice President & Chief Administrative Officer	None

Leslie Rolison, Executive Vice President & Head of Human Resources/Corporate Services	None

Mirry Melissa Hwang, Senior Vice President and Secretary (Functions as Chief Legal Officer)	None

Ronald Keith Andrews, Director	None

Kathleen McCarragher, Director	None

Joseph Michael Carrabes, Executive Vice President & Head of Institutional Sales and Client Service	None

Charles F. Lowrey, Director	None

Judy Rice, Director	None

Joel Allen Smith, Director	None

Stuart Sherman Parker, Executive Vice President and Head of Retail	None

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) is a sub-adviser for the Registrant’s Multi-Manager High Yield Opportunity Fund. The principal business address of Loomis Sayles is One Financial Center, Boston, Massachusetts 02111. Loomis Sayles is an investment adviser registered under the Advisers Act.

Name and Position with Loomis Sayles	Name of Other Company	Position with Other Company
Robert James Blanding, Chairman of the Board, CEO and President	Loomis Sayles Funds I	CEO since July 2003 Trustee since October 2002 President since August 2002

	Loomis Sayles Funds II	CEO since July 2003 Trustee since October 2002

	Natixis Funds Trust I, II, III and IV	Trustee since June 2003

	Natixis Cash Management Trust	Trustee since June 2003

	Gateway Trust	Trustee since June 2007

	Hansberger International Series	Trustee since September 2007

	Loomis Sayles Distributors, Incorporated	Director since September 1996

	Natixis Investment Services Japan, Ltd.	Director from July 2001 to December 2008

	Natixis Global Associates Japan Co., Ltd.	Director since November 2000

	Loomis Sayles Investments Limited	Director since May 2011

Jae Park, Executive Vice President and Chief Investment Officer – Fixed Income	None

Daniel Joseph Fuss, Executive Vice President, Vice Chairman of the Board and Portfolio Manager	Loomis Sayles Funds I	Executive Vice President since November 2002

	Loomis Sayles Funds II	Executive Vice President since November 2002

LSV Asset Management (“LSV”) is a sub-adviser for the Registrant’s Multi-Manager Mid Cap Fund. The principal business address of LSV is 155 North Wacker Drive, Chicago, IL 60606. LSV is an investment adviser registered under the Advisers Act.

Name and Position with LSV	Name of Other Company	Position with Other Company
Tremaine Atkinson, Partner, COO, CCO	None

Josef Lakonishok, Partner, CEO, CIO, Portfolio Manager	None

Menno Vermeulen, CFA, Partner, Portfolio Manager, Senior Quantitative Analyst	None

Marsico Capital Management, LLC (“Marsico”) is a sub-advisor for the Registrant’s Multi-Manager Large Cap Fund. The principal business address is 1200 17th Street, Suite 1600, Denver, CO 80202. Marsico is an investment adviser registered under the Advisers Act.

Name and Position with Marsico	Name of Other Company	Position with Other Company
Thomas F. Marsico, Chief Executive Officer and Chief Investment Officer

Christopher J. Marsico, President

Steven R. Carlson, Executive Vice President and Chief Compliance Officer

Neil Gloude, Executive Vice President, Chief Financial Officer and Treasurer

Kenneth Johnson, Executive Vice President and Director of Marketing and Client Services

Thomas M.J. Kerwin, Executive Vice President, General Counsel and Secretary

James G. Gendelman, Vice President, Senior Research Analyst and Portfolio Manager

Corydon J. Gilchrist, Vice President, Senior Research Analyst and Portfolio Manager

Neuberger Berman Fixed Income LLC (“NBFI”) is a sub-adviser for the Registrant’s Multi-Manager High Yield Opportunity Fund. The principal business address of NBFI is 190 South LaSalle Street, Suite 2400, Chicago, IL 60603. NBFI is an investment adviser registered under the Advisers Act.

Name and Position with NBFI	Name of Other Company	Position with Other Company
None

NFJ Investment Group LLC (“NFJ”) is a sub-adviser for the Registrant’s Multi-Manager International Equity Fund. The principal business address of NFJ is 2100 Ross Avenue, Suite 700, Dallas, TX 75201. NFJ is an investment adviser registered under the Advisers Act.

Name and Position with NFJ	Name of Other Company	Position with Other Company
Benno J. Fischer Member-Management Board, Managing Director, Executive Committee, Compensation Committee	Allianz Global Investors Capital LLC	Member – Management Board
Paul A. Magnuson Management Board, Managing Director, Executive Committee	None	None

Barbara Claussen Member – Management Board Managing Director, Chief Operating Officer, Executive Committee	Allianz Global Investors Capital LLC	Member- Management Board

Name and Position with NFJ	Name of Other Company	Position with Other Company
Michael J. Puntoriero Chief Financial Officer	Allianz Global Investors Fund Management LLC	Chief Financial Officer

	Allianz Global Investors Managed Accounts LLC, Allianz Global Investors Solutions LLC, Allianz Global Investors U.S. Holding LLC, Allianz Global Investors U.S. Holding II LLC, Allianz Hedge Fund Partners Holding L.P., Pacific Investment Management Company LLC, PFP Holdings Inc., PIMCO Australia Pty Ltd., PIMCO Canada Holding LLC, PIMCO Canada Corp., PIMCO Europe Limited, PIMCO Global Advisors LLC, PIMCO Japan Ltd., StocksPLUS Management Inc.	Chief Financial Officer

	Allianz Global Investors of America LLC, Allianz Global Investors of America L.P., Allianz Global Investors Capital LLC, Allianz Global Investors U.S. Retail LLC, Allianz Global Investors NY Holdings LLC	Managing Director and Chief Financial Officer

	PIMCO Global Advisors (Resources) Limited; Managing Director of Allianz Global Investors Distributors LLC	Director and Chief Financial Officer

Patti Alamanza Senior Vice President and Chief Compliance Officer	None	None

Charles H. Field Chief Legal Officer	Allianz Global Investors Capital LLC	Managing Director and Chief Legal Officer

	Allianz Global Investors Solutions LLC	Executive Vice President, Chief Legal Officer, and Secretary

Northern Cross, LLC (“Northern Cross”) is a sub-adviser for the Registrant’s Multi-Manager International Equity Fund. The principal business address of Northern Cross is 125 Summer Street, Boston, Massachusetts 02110. Northern Cross is an investment adviser registered under the Advisers Act.

Name and Position with NWQ	Name of Other Company	Position with Other Company
None

NWQ Investment Management Company, LLC (“NWQ”) is a sub-adviser for the Registrant’s Multi-Manager Large Cap Fund. The principal business address of NWQ is 2049 Century Park East, 16th Floor, Los Angeles, CA 90067. NWQ is an investment adviser registered under the Advisers Act.

Name and Position with NWQ	Name of Other Company	Position with Other Company
Jon D. Bosse, CFA, Co-President, CIO, Managing Director and Portfolio Manager	None	None

PanAgora Asset Management, Inc. (“PanAgora”) is a sub-adviser for the Registrant’s Multi-Manager Emerging Markets Equity Fund. The principal business address of PanAgora is 470 Atlantic Avenue, 8th Floor, Boston, MA 02210. PanAgora is an investment adviser registered under the Advisers Act.

Name and Position with PanAngora	Name of Other Company	Position with Other Company
None

Pzena Investment Management, LLC, (“Pzena”) is a sub-adviser for the Registrant’s Multi-Manager Emerging Markets Equity Fund. The principal business address of Pzena is 120 West 45th Street, 20th Floor, New York, NY 10036. Pzena is an investment adviser registered under the Advisers Act.

Name and Position with Pzena	Name of Other Company	Position with Other Company
John P Goetz, Managing Principal, Co-Chief Investment Officer	Assura Group of NY Ltd. 120 West 45th Street 15th Floor New York, NY 10036	Member of Board of Directors (through March 2011)

Richard S. Pzena, Founder, Managing Principal and Co-Chief Investment Officer	Assura Group of NY Ltd. 120 West 45th Street 15th Floor New York, NY 10036	Chairman of Board of Directors

Riverbridge Partners, LLC (“Riverbridge”) is a sub-adviser for the Registrant’s Multi-Manager Small Cap Fund. The principal business address of Riverbridge is 801 Nicollet Mall, Suite 600, Minneapolis, MN 55402. Riverbridge is an investment adviser registered under the Advisers Act.

Name and Position with Riverbridge	Name of Other Company	Position with Other Company
Mark A. Thompson	Bror Corp.	Partner

Stone Harbor Investment Partners LP (“Stone Harbor”) is a sub-adviser for the Registrant’s Multi-Manager High Yield Opportunity Fund. The principal business address of Stone Harbor is 31 West 52nd Street, 16th Floor, New York, NY 10019. Stone Harbor is an investment adviser registered under the Advisers Act.

Name and Position with Stone Harbor	Name of Other Company	Position with Other Company
None.

Systematic Financial Management LP (“Systematic”) is a sub-adviser for the Registrant’s Multi-Manager Mid Cap Fund. The principal business address of Systematic is 300 Frank W. Burr Blvd., Teaneck, NJ 07666. Systematic is an investment adviser registered under the Advisers Act.

Name and Position with Systematic	Name of Other Company	Position with Other Company
Karen E. Kohler, Chief Operations Officer/ Chief Compliance Officer	None

D. Kevin McCreesh, CFA, Chief Investment Officer,	None

Kenneth W. Burgess, CFA, Portfolio Manager	None

Ronald M. Mushock, CFA, Portfolio Manager	None

Greg Wood, Managing Director	None

James Wallerius, Senior Vice President	None

Scott Garrett, Vice President	None

Roger Chang, Vice President	None

Ronald Luraschi, Senior Vice President	None

Eoin E. Middaugh, CFA, Portfolio Manager	None

TCW Investment Management Company (“TCW”) is a sub-adviser for the Registrant’s Multi-Manager Mid Cap Fund. The principal business address of TCW is 865 South Figueroa Street, Los Angeles, CA 90017. TCW is an investment adviser registered under the Advisers Act.

Name and Position with TCW	Name of Other Company	Position with Other Company
Marc I. Stern, Vice Chairman and Chief Executive Officer	California Institute of Technology California Science Center DataDirect Networks Inc. Qualcomm Incorporated Rockefeller & Co., Inc and Rockefeller Financial Services, Inc.	Director

Michael E. Cahill, Executive Vice President and General Counsel	Constitutional Rights Foundation Southwestern University School of Law	Director

David S. DeVito, Executive Vice President and Chief Administrative Officer	Archdiocese of Los Angeles Loyola High School YMCA of Metropolitan Los Angeles	Director

Robert A. Day, Chairman	Claremont McKenna College Foley Timber & Land Co. Société Générale Turbine Air Systems	Director

Tradewinds Global Investors, LLC (“Tradewinds”) is a sub-adviser for the Registrant’s Multi-Manager International Equity Fund. The principal business address of Tradewinds is 2049 Century Park East, 20th Floor, Los Angeles, CA 90067. Tradewinds is an investment adviser registered under the Advisers Act.

Name and Position with Tradewinds	Name of Other Company	Position with Other Company
David Iben, CFA, Executive Managing Director, Co-President and CIO	None

Constance Lawton, Executive Managing Director and Co-President	None

Trilogy Global Advisors, LP (“Trilogy”) is a sub-adviser for the Registrant’s Multi-Manager Emerging Markets Equity Fund. The principal business address of Trilogy is 1114 Avenue of the Americas, 28th Floor, New York, NY 10036. Trilogy is an investment adviser registered under the Advisers Act.

Name and Position with Trilogy	Name of Other Company	Position with Other Company
None

Westwood Global Investments, LLC (“Westwood”) is a sub-adviser for the Registrant’s Multi-Manager Emerging Markets Equity Fund. The principal business address of Westwood is 99 Summer Street, Suite 1130, Boston, MA 02110. Westwood is an investment adviser registered under the Advisers Act.

Name and Position with Westwood	Name of Other Company	Position with Other Company
None.

William Blair & Company, LLC (“William Blair”) is a sub-adviser for the Registrant’s Multi-Manager International Equity Fund. The principal business address of William Blair is 222 West Adams Street, Chicago, IL 60606. William Blair is an investment adviser registered under the Advisers Act.

Name and Position with William Blair	Name of Other Company	Position with Other Company
Timothy L. Burke, CFO	None

Edgar D. Coolidge, III Vice Chairman	None

John R. Ettelson, President, CEO	None

Brent Gledhill, Executive Committee Member	None

William G. Grieg, Executive Committee Member	None

Edgar D. Jannotta, Chairman	Aon Corp. ComEd Grifols, S.A. Molex	Director Director Director Director

Richard P. Kiphart, Executive Committee Member	Lime Energy (formerly Electric City Corp.)	Director
	Nature Vision Inc. Ranir Corp.	Director Director

Robert D. Newman, Executive Committee	None

Name and Position with William Blair	Name of Other Company	Position with Other Company
John C. Moore, Executive Committee Member	None

Michelle R. Seitz, Executive Committee	None

Richard W. Smirl, Principal, Investment Advisor	None

Walter R. Randall, Investment Adviser CCO	None

Kenneth Wagner, Broker-Dealer CCO	None

Arthur Simon, Principal, General Counsel	None

Thomas W. Pace, Director of Operations	None

WBC Holdings, L.P., Holding Company	None

ITEM 32. PRINCIPAL UNDERWRITERS

(a)	Northern Funds Distributors, LLC (“the Distributor”) serves as principal underwriter for the following companies registered under the Investment Company Act of 1940, as amended, as of June 19, 2012:

Northern Funds

Northern Institutional Funds

The following is a list of the managers and officers of the Distributor, none of whom serve as an officer of the Registrant. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101:

Name	Address	Position(s) with Distributor
Mark A. Fairbanks	Three Canal Plaza Suite 100 Portland, ME 04101	President and Manager

Richard J. Berthy	Three Canal Plaza Suite 100 Portland, ME 04101	Vice President, Treasurer and Manager

Jennifer E. Hoopes	Three Canal Plaza Suite 100 Portland, ME 04101	Secretary

Name	Address	Position(s) with Distributor
Nanette K. Chern	Three Canal Plaza Suite 100 Portland, ME 04101	Vice President and Chief Compliance Officer

Lisa S. Clifford	Three Canal Plaza Suite 100 Portland, ME 04101	Vice-President and Director of Compliance

(c)	Not Applicable

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

The Agreement and Declaration of Trust, By-Laws and minute books of the Registrant and all other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder are in the physical possession of The Northern Trust Company and NTI, each located at 50 South LaSalle Street, Chicago, Illinois 60603. Records for Northern Funds Distributors, LLC, the distributor, are located at Three Canal Plaza, Suite 100, Portland, Maine 04101.

ITEM 34. MANAGEMENT SERVICES

Not Applicable.

ITEM 35. UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 84 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago and State of Illinois on the 19t h day of June, 2012.

NORTHERN FUNDS

By:	/s/ Lloyd A. Wennlund
Lloyd A. Wennlund
President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 84 to Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ Lloyd A. Wennlund Lloyd A. Wennlund	President (Principal Executive Officer)	June 19, 2012

/s/ Randal Rein Randal Rein	Treasurer (Principal Financial Officer and Principal Accounting Officer)	June 19, 2012

* William L. Bax William L. Bax	Multi-Manager Trustee	June 19, 2012

* Edward J. Condon, Jr. Edward J. Condon, Jr.	Multi-Manager Trustee	June 19, 2012

* Sharon Gist Gilliam Sharon Gist Gilliam	Multi-Manager Trustee	June 19, 2012

* Sandra Polk Guthman Sandra Polk Guthman	Multi-Manager Trustee	June 19, 2012

* Michael H. Moskow Michael H. Moskow	Multi-Manager Trustee	June 19, 2012

* Richard P. Strubel Richard P. Strubel	Multi-Manager Trustee	June 19, 2012

* Casey J. Sylla Casey J. Sylla	Multi-Manager Trustee	June 19, 2012

By:	/s/ Lloyd A Wennlund
Lloyd A Wennlund
Attorney-in-fact

*	Pursuant to a power of attorney filed herewith.

EXHIBIT INDEX

Exhibit No.	Description

(j)(1)	Consent of Drinker Biddle & Reath LLP.

(j)(2)	Consent of Deloitte & Touche LLP.

(q)	Powers of Attorney.